SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[X]    Preliminary Information Statement       [ ] Confidential, for Use of the
[ ]    Definitive Information Statement            Commission Only (as permitted
                                                   by Rule 14c-5(d)(2))


                                MICROFRAME, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         a.     Title of each class of securities to which transaction applies:

                Common Stock, par value $.001 per share
                ----------------------------------------------------------------

         b.     Aggregate number of securities to which transaction applies:

                3,000,000
                ----------------------------------------------------------------

         c. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                $2.72 (average of high and low price on January 8, 1999)
                ----------------------------------------------------------------

         d.     Proposed maximum aggregate value of transaction:

                $8,160,000
                ----------------------------------------------------------------

         e.     Total fee paid:

                  $1,632.00
                ----------------------------------------------------------------

[X]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         a.       Amount Previously Paid:

                  --------------------------------------------------------------

         b.       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         c.       Filing Party:

                  --------------------------------------------------------------

         d.       Date Filed:

                  --------------------------------------------------------------

                                                           January __, 1999


To the Shareholders of MicroFrame, Inc.


          Enclosed is an Information Statement relating to three matters of importance to you as shareholders of MicroFrame, Inc. (the "Company"):

1. The purchase by the Company of all of the outstanding share capital of SolCom Systems Limited ("SolCom"), a Scottish corporation in exchange for an aggregate of shares of common stock of the Company ("Common Stock") and options to purchase shares of Common Stock of up to 2,700,000 shares and options together with up to 300,000 performance-based options;

2. The adoption of the Company's 1998 Stock Option Plan and the Company's 1998 U.K. Sub-Plan; and

3. The reincorporation of the Company in the State of Delaware pursuant to an Agreement and Plan of Merger dated as of December 15, 1998.

         The acquisition of SolCom is designed to enable the Company to broaden its market presence by offering secure intelligent remote monitoring and management of both the physical and logical aspects of voice and data networks.

         The adoption of new stock option plans and the reincorporation of the Company in the State of Delaware will create a more favorable and flexible corporate structure through which the Company will be able to more effectively carry out its business objectives and goals.

         Each of the above items has been approved in writing by the holders of a majority of the outstanding shares of Common Stock of the Company. No proxy is being solicited from you and no meeting is being held. Under New Jersey law, each of these items will become effective twenty (20) days from today.

         Thank you for your continued confidence and support.


                                      Very truly yours,



                                      Stephen B. Gray
                                      President and Chief Executive Officer

                                MICROFRAME, INC.
                               21 MERIDIAN AVENUE
                            EDISON, NEW JERSEY 08820
                                 (732) 494-4440

                              INFORMATION STATEMENT

         This Information Statement is being furnished to holders of shares (the "Shareholders") of common stock, par value $.001 per share (the "Common Stock"), of MicroFrame, Inc., a New Jersey corporation (the "Company"). This Information Statement is being furnished in order to notify the Shareholders that on or about December 30, 1998 (the "Written Consent Date"), the Company received written consents (the "Written Consents") in lieu of a meeting of the shareholders of the Company from the holders of 2,840,000 shares of Common Stock, representing approximately 51% of the total issued and outstanding shares of voting stock of the Company (the "Written Consent Percentage"), adopting resolutions approving (i) the purchase by the Company of all of the outstanding share capital of SolCom Systems Limited ("SolCom"), a company incorporated under the Companies Act 1985 of the United Kingdom (the "Transaction") in exchange for an aggregate of shares of Common Stock and options to purchase shares of Common Stock aggregating up to 2,700,000 shares and options together with up to 300,000 performance-based options, (ii) the adoption of the Company's 1998 Stock Option Plan (the "Plan") and the Company's 1998 U.K. Sub- Plan (the "Sub-Plan" and together with the Plan, the "Plans") and (iii) the reincorporation of the Company in the State of Delaware pursuant to an Agreement and Plan of Merger dated as of December 15, 1998 (the "Reincorporation"). The exact number of shares of Common Stock and options to purchase shares of Common Stock to be issued and/or granted by the Company in the Transaction will be determined in accordance with a certain formula set forth in the Share Purchase Agreement (as hereinafter defined) upon the completion of the Transaction. Based upon the formula set forth in the Share Purchase Agreement (as hereinafter defined), if the Transaction were consummated as of January 5, 1999, the Company would issue 2,200,000 shares of Common Stock and 500,000 options to purchase shares of Common Stock. Upon completion of the Transaction, all Shareholders will experience immediate and substantial dilution of percentage ownership and voting power with respect to the Company's issued and outstanding Common Stock of between approximately 39.6% (assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued).

         In accordance with the applicable provisions of the New Jersey Business Corporation Act (the "NJBCA"), any Shareholder who has not executed the Written Consent shall have the right to dissent therefrom and demand payment of the fair value of shares of Common Stock owned by such Shareholder by delivering a notice to the Company at 21 Meridian Avenue, Edison, New Jersey 08820, Attention: John
F. McTigue, Chief Financial Officer (tel. 732-494-4440), of the Shareholder's intention to so dissent within twenty (20) days of the date of the notice from the Company to all nonconsenting Shareholders delivered simultaneously with the mailing of this Information Statement informing each such Shareholder of the right to dissent.

         On November 16, 1998, the Board of Directors approved the Transaction and the Reincorporation and recommended that the Shareholders grant their approval thereto. On September 15, 1998, the Board of Directors approved the Plans and recommended that the Shareholders grant their approval thereto.

         This Information Statement describing the Transaction, the Plans and the Reincorporation is first being mailed or furnished to Shareholders on or about ________, 1999 and neither the Transaction nor the Plans nor the Reincorporation shall become effective until at least 20 days thereafter.

                   THIS INFORMATION STATEMENT IS FURNISHED FOR
                           INFORMATION PURPOSES ONLY.

         THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                              NOT TO SEND A PROXY.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON. ALL INFORMATION CONTAINED IN THIS INFORMATION STATEMENT RELATING TO THE COMPANY HAS BEEN SUPPLIED BY THE COMPANY AND ALL INFORMATION CONTAINED IN THIS INFORMATION STATEMENT RELATING TO SOLCOM HAS BEEN SUPPLIED BY SOLCOM.

                              AVAILABLE INFORMATION

         The  Company  is  subject  to  the  informational  requirements  of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the "Commission"). This Information Statement, as well as reports, proxy statements and other information filed by the Company can be inspected and copied at the Commission's Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities maintained by the Commission at its regional offices located at Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can be obtained from the Commission at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Commission's public reference room by calling 1-800-SEC-0330. Electronic registration statements filed through the Commission's Electronic Data Gathering, Analysis and Retrieval system are publicly available through the Commission's World Wide Web site (http://www.sec.gov).

            CERTAIN DOCUMENTS ATTACHED TO THIS INFORMATION STATEMENT

         The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998, as amended (the "Company 10-KSB"), and the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1998 (the "Company 10-QSB"), which were previously filed with the Commission on July 14, 1998 (as amended on August 7, 1998) and November 23, 1998, respectively, are annexed hereto as Appendix F and Appendix G, respectively.

         All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the date of the consummation of the Transaction shall be deemed to be incorporated by reference in this Information Statement and to be a part hereof from the respective dates of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                                     SUMMARY


                       Item 1-Approval of the Transaction


         The Company has agreed to purchase all of the outstanding share capital of SolCom in exchange for a certain number of shares of Common Stock and options to purchase shares of Common Stock, as follows:

Aggregate Common Stock to be issued/options to be granted by the Company
 .................................................................up to 2,700,000

Approximate shares of Common Stock to be issued(1)(2)..................2,200,000

Approximate number of options to be granted by the Company(1)(2).........500,000

Number of performance-based options to be granted by the Company.........300,000

Share capital of SolCom to be acquired by the Company.................All Shares

The Company's Nasdaq SmallCap Market Symbol.................................MCFR


        Item 2-Adoption of 1998 Stock Option Plan and 1998 U.K. Sub-Plan


         The Company's Board of Directors has approved the Company's 1998 Stock Option Plan and 1998 U.K. Sub-Plan.

Aggregate shares of Common Stock for which options may be granted under Plans(3)..3,000,000

---------------------------------

1 The exact allocation between shares of Common Stock to be issued and options to be granted in connection with the Transaction is to be determined pursuant to a formula contained in the Share Purchase Agreement (as hereinafter defined).

2 In the event that the Transaction were consummated on January 5, 1999, the Company would have issued an aggregate of 2,200,000 shares of Common Stock and options to purchase 500,000 shares of Common Stock.

3 Although there is no specific allocation with respect to option grants as between the Plan and the Sub-Plan, it is the Company's intention to issue options pursuant to the Sub-Plan only to U.K. personnel.

                     ---------------------------------------
                      ITEM 1 - APPROVAL OF THE TRANSACTION
                     ---------------------------------------




                                  INTRODUCTION

         The Company, founded in 1982, designs, develops and markets a broad range of remote network management and remote maintenance and security products for mission critical voice and data communications networks. The Company's products provide for alarm and fault monitoring, proactive administration and reporting capabilities which are being used as a basis for remote network management and maintenance. In addition, by incorporating a variety of hardware and software options for security and user authentication, these products can deter as well as prevent unauthorized dial-in and/or in-band access to network elements and systems (such as computers, local area networks (LANs), wide area networks (WANs), routers, hubs, servers, Private Branch Exchange telephone switches ("PBXs") as well as other network elements), while allowing authorized personnel access to perform needed administration and maintenance of host devices and networks from remote locations.

         The Company's principal business address is 21 Meridian Avenue, Edison, New Jersey 08820 and its telephone number is (732) 494-4440.

         SolCom, founded in 1992, is a developer of remote monitoring technology. Originally approved by the Internet Engineering Task Force (IETF) in 1992, Remote MONitoring, or RMON, is a standard protocol for users to proactively manage multiple LANs and WANs from a central site. RMON 1 identifies errors, alerts administrators to network problems and baselines networks in addition to its remote network analyzer capabilities. RMON's recent enhancement, RMON 2, enables Network Managers to access higher-level network-wide application and protocol information. RMON 2 also provides enterprise-wide and/or point-to-point traffic statistics that enables trouble-shooting and network capacity planning.

         SolCom is in the process of developing products with two new technologies, "NetWorx" products and "ASIC" products. Below are descriptions of these two new projects. See "Information With Respect to SolCom-Description of Business."

         NetWorx is being developed by SolCom as the industry's first comprehensive management tool. NetWorx will be the industry's first integrated platform for proactive, remote, secure management and monitoring of voice, data and video networks. It uses "Dial Up", "Telnet" or "SNMP" connections so that managers can monitor, evaluate and control all aspects of their network from a single, remote point.

         An ASIC is an Application Specific Integrated Circuit that incorporates all the hardware and software required to carry out specific tasks on a single chip. This will lead to a substantial increase in processing speed and reduction in build cost. Designing the ASIC requires SolCom to experience a steep learning curve while its engineers become familiar with this technology. Initially there will be one ASIC but once the initial ASIC has been developed there will be an ongoing development to introduce more capabilities and features into ASICs.

         SolCom's principal business address is SolCom House, Meikle Road, Kirkton Campus, Livingston EH 547 DE, Scotland and its telephone number is (011) 44-1506-461-707.

                       WRITTEN CONSENT IN LIEU OF MEETING

         Under New Jersey law, the affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote thereon is required to approve the Share Purchase Agreement and the transactions contemplated thereby. Shareholders owning the Written Consent Percentage have executed and delivered to the Company Written Consents in lieu of a meeting of Shareholders approving and adopting the Share Purchase Agreement and authorizing the consummation of the Transaction. Accordingly, no vote of any Shareholder is necessary, Shareholder votes are not being solicited and no meeting of Shareholders is being held to approve the Transaction.

                     REASONS/BACKGROUND FOR THE TRANSACTION

         General Background. In recent years, the remote network management marketplace has been characterized by intense competition, continual technological innovation as well as improvements in both hardware and software offerings. In light of these developments, the Company has from time to time considered its strategic alternatives, including the licensing of additional technologies, additional development of internal technologies, and the possibilities of mergers or other strategic alliances to improve its position in the marketplace. In June 1997, the Company concluded that it desired a significant increase in its presence in the data network management market place in order to develop and control its technologies and intellectual properties to effectuate future growth. The Company identified the "RMON" technology and determined that incorporation of such technology into the Company's existing products would enhance the Company's products and marketability. The complexities of the RMON technology led the Company to seek viable acquisition candidates that already possessed such technology.

         Introduction of Parties. In early 1998, the Company, as part of its strategic search of companies offering RMON capabilities, authorized Mr. Jim Segala, Director of Research and Development, to contact Mr. Hugh Evans, Director of Development and Mr. Peter Wilson, Director of Marketing, respectively, of SolCom to discuss potential licensing arrangements. Solcom, a leading developer of RMON technology, had been previously considering its strategic alternatives including: alliances, potential sale, possible IPO alternatives and merger or acquisition possibilities. Mr. Segala reported favorably on the technology and its potential synergies with the Company's suite of products as well as its ability to accelerate the Company into the RMON marketplace. Originally approved by the Internet Engineering Task Force (IETF) in 1992, Remote MONitoring, or RMON, is a standard protocol for users to proactively manage multiple LAN's and WAN's from a central site. RMON 1 identifies errors, alerts administrators to network problems and baselines networks in addition to its remote network analyzer capabilities. RMON 2 enables network managers to access higher-level network wide application and protocol information. RMON 2 also provides enterprise-wide and/or point-to-point traffic statistics that enables easy trouble shooting and effective network management. This combination of technologies would enable the Company to offer an integrated remote management solution, incorporating security, remote access, monitoring of physical elements and monitoring of logical content.

                  In January 1998, as a follow-up to Mr. Segala's discussions with SolCom, Mr. Stephen B. Gray, Chief Executive Officer of the Company, arranged to meet with Mr. Wilson of SolCom at the Comnet 98 trade show in Washington , D.C. to continue discussions. This initial meeting included Messrs. Gray, John F. McTigue, the Company's Chief Financial Officer, and David Sawyer, then the Company's Senior Vice President of Sales. During these discussions, the possibility of the two companies considering a more strategic relationship apart from merely a licensing arrangement was introduced. It was decided at this meeting that each party would begin the initial stages of merger discussions immediately and individually report to their respective board of directors to obtain necessary approvals.

         Background of Discussions and Meetings. During February 1998, the Company's Board of Directors authorized Messrs. Gray and McTigue to visit SolCom's offices in Livingston, which occurred during the week of March 2-6, 1998. The purpose was to further examine the potential merits of the proposed transaction, as well as potential financial impacts, operating synergies, staff overlap, if any, and any product/customer related overlap or synergies. This visit further confirmed the Company's position that this transaction had merits from a product (including a substantial number of products currently under technological development, customer, staff, target market and financial perspective. The following items were most significant: technology of the target company, the target customer base was similar and the products of both companies complimented each other as opposed to competing with each other, SolCom was heavily staffed with engineers and needed additional sales presence in the United States and the Company had an established sales presence in the United States and Europe, and both had significant customers that could be targeted by the products and services of the other. At about this time, both companies exchanged preliminary financial information.

         On March 9, 1998, the Board of Directors of the Company authorized Mr. Gray and Mr. McTigue to proceed with the proposed acquisition and take any necessary action in connection therewith, including entering into a "letter of intent" and performing the required due diligence. This included retaining Van Kasper & Company, an investment banking firm, to advise the Board as to the fairness of the proposed Transaction from a financial point of view, as well as retaining PricewaterhouseCoopers LLP and Semple Fraser WS in connection with accounting and legal services, respectively, in Scotland.

         In March 1998, Messrs. Wilson and Evans, along with additional engineering staff, visited the offices of the Company to perform the initial stages of due diligence as well as inform the Company that the SolCom Board had approved in principle the concept of being acquired by the Company. During the visit, numerous matters were discussed with respect to products, customers and organizational structure.

         In April 1998, Messrs. McTigue and Gray returned to SolCom's facility with representatives from Van Kasper and Company. During this visit, Van Kasper was given unrestricted access to SolCom's staff and financial records to allow them to perform the reviews necessary to enable them to determine the fairness of the proposed transaction. It also allowed the management of the two companies to further lay groundwork for the transaction, prepare joint presentations for their respective Boards and begin to prepare a model of the proposed financial plans of the combined entity.

         On April 9, 1998, the Company entered into a letter of intent to acquire SolCom which was publicly announced on May 19, 1998.

         On June 10, 1998, Van Kasper delivered its opinion to the Company's Board of Directors as to the fairness of the Transaction to the Shareholders from a financial point of view.

         On June 23, 1998, the Company issued a press release announcing that an agreement with respect to the principal terms of the Transaction had been reached. The principal terms thereof were substantially the same as on June 10, 1998, the date of Van Kasper's fairness opinion.

         During the period of April-August, 1998, the Company and SolCom proceeded to negotiate a definitive agreement in connection with the Transaction. During this timeframe, both companies continued operational and strategy discussions with respect to the anticipated organization of the combined entity subsequent to consummation of the Transaction as well as future goals and objectives.

         On August 17, 1998, the definitive Share Purchase Agreement was executed and delivered by all parties thereto.

         The Company and SolCom renegotiated the principal terms of the Transaction during the period of October through November 1998. On November 27, 1998, the principal terms and conditions of such renegotiation were agreed upon and a press release was issued in connection therewith. On December 23, 1998, an Amendment to the Share Purchase Agreement was executed and delivered by all parties thereto. No update to the Fairness Opinion will be rendered by Van Kasper & Company.

The Company's Reasons for the Transaction

         Positive Factors:

         i. The Company's management believes that the combined entity will be able to provide a greater overall technology delivery engine and will therefore be better able to capitalize on market opportunities; accordingly, the Company's Board believes that shareholder value will be likely to increase in the future.

         ii. Both the Company and SolCom have a similar target market as well as non- competing and complementary products, which, together with each such entity's technology and expertise and the superior technological and market background of SolCom's management, will create the ability to reach a "critical mass" with respect to growth and opportunity, the ability to develop joint products and the fostering of economies of scale.

         iii. The research and development products of SolCom are believed to have great potential and are expected to create substantial revenue growth for the combined Company.

         iv. The combined entity will offer a unified presence at exhibitions and trade shows together with an enhanced joint site on the Internet's World Wide Web which will provide the opportunity for the combined entity to develop into a recognized leader in its field.

         v. The Transaction could potentially result in substantial additional revenues and accelerated growth in the long term, which would enable the Company to improve its overall financial position and results of operations.

         vi. The terms and conditions of the Share Purchase Agreement are fair to the Shareholders. Accordingly, over the long term, the issuance of the MicroFrame Shares (as hereinafter defined) would not be likely to result in significant dilution to the Shareholders as a function of earnings per share; however, Shareholders in the short term will experience immediate and substantial dilution of percentage ownership and voting power with respect to the Company's issued and outstanding Common Stock of between approximately 39.6% (assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued). See "Risk Factors-Dilution of Voting Power."


         vii. The combination of the two companies should provide synergistic benefits in connection with the consolidation of certain redundant corporate functions and accordingly, the combined entity should be able to operate in a more efficient and profitable manner as a result of substantial cost reductions.

         Negative Factors:

         i. The Company's issuance of the MicroFrame Shares will result in the Shareholders experiencing immediate and substantial dilution of percentage ownership and voting power with respect to the Company's issued and outstanding Common Stock of between approximately 39.6% (assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued).

         ii. As a result of SolCom's substantial net operating losses for each of the fiscal years ended June 30, 1996 and 1997 and the six months ended September 30, 1998 of $78,000, $919,000 and $180,000, respectively, together with SolCom's projection that operating losses will continue into the near future, consummation of the Transaction may result in net losses for the Company.

         iii. As of September 30, 1998, SolCom had no available cash or cash equivalents to conduct its business or operations.

         iv. The validity of SolCom's technology has not been adequately demonstrated in mass market applications. In addition, SolCom's relationship with the Hewlett- Packard Company constitutes a significant portion of its current business, without which SolCom's business could be materially adversely affected.

         v. The possibility that the merged entity would not achieve certain synergies with respect to the combination of distinct technologies and corporate cultures could have a potential adverse effect on the business as well as future financial operations and results. In addition, if the research and development efforts of SolCom currently in-process are ultimately not successful, the financial condition and operations of the Company could be materially adversely affected.

SolCom's Reasons for the Transaction

         i. The combined entity will be able to provide a greater overall technology delivery engine and, as a stronger company than SolCom is now, will be better able to capitalize on market opportunities; accordingly, SolCom's Board believes that shareholder value will be likely to increase in the future as shareholders of the Company rather than as shareholders of SolCom.

         ii. Both the Company and SolCom have a similar target market as well as non- competing and complementary products, which, together with each such entity's technology and expertise and the superior technological and market background of SolCom's management, will create the ability to reach a "critical mass" with respect to growth and opportunity, the ability to develop joint products (such as the Sentinel product) and the fostering of economies of scale.

         iii. The combined entity will offer a unified presence at exhibitions and trade shows together with an enhanced joint site on the Internet's World Wide Web which will provide the opportunity for the combined entity to develop into a recognized leader in its field.

         iv. SolCom will achieve an increased sales, marketing and distribution presence in the United States, which SolCom believes will alleviate a significant barrier to sales and profitability.

         v. The Company is better capitalized and has greater managerial depth than SolCom; accordingly, SolCom recognized that the combined entity would be poised to take advantage of opportunities in the technology field.

         vi. SolCom's current capitalization is inadequate to produce the kind of growth necessary for an acceptable return on investment; as a result of its larger size, market position and NASDAQ listing, it is easier for the Company to raise capital.

         vii. The terms and conditions of the Share Purchase Agreement are fair to the SolCom shareholders. SolCom concluded that the possibility of appreciation of the Common Stock, when balanced with all of the costs and challenges SolCom would encounter by remaining independent, make the Transaction fair and in the best interests of the SolCom shareholders.

                                FAIRNESS OPINION

         General. At the meeting of the Board of Directors of the Company on June 10, 1998, Van Kasper & Company, 600 California Street, Suite 1700, San Francisco, California 94108 ("Van Kasper") delivered a written opinion, as of June 10, 1998, to the Board as to the fairness of the Transaction, as structured on June 10, 1998, to the Company and the shareholders of the Company from a financial point of view (the "Fairness Opinion"). Van Kasper's opinion is limited to the fairness of the terms and conditions of the Transaction as structured on June 10, 1998, from a financial point of view, to the shareholders of the Company and does not address the Company's underlying business decision to proceed with the Transaction.

         In conducting its review and rendering its opinion, Van Kasper, without any independent verification, (i) relied on the accuracy and completeness of all the financial and other publicly available information reviewed by them or furnished or otherwise communicated to them as written by the Company or SolCom and (ii) assumed that the projections for the Company, SolCom, and the combined company after completion of the Transaction were reasonably prepared based on assumptions reflecting good faith judgments of the management teams preparing them as the most likely future performance of the Company, SolCom, and the combined company after completion of the Transaction and that neither the management of the Company nor the management of SolCom has any information or belief that would make any such projections misleading in any respect. Van
Kasper was not retained to, and Van Kasper did not, make any independent evaluation or appraisal of the assets, liabilities or prospects of the Company, SolCom or the combined company after completion of the Transaction.

         Fairness Opinion Not Updated. Van Kasper delivered the Fairness Opinion on June 10, 1998. Since that date, Van Kasper has not been requested to and has not updated the Fairness Opinion. Among the principal considerations taken into account by Van Kasper in rendering the Fairness Opinion were the financial condition, results of operations, projections and business prospects of both the Company and SolCom, as well as the consideration proposed to be paid by the Company in connection with the Transaction as structured on June 10, 1998. Based on a current evaluation by the Board of Directors of the Company of the financial condition, results of operations, projections and business prospects of both the Company and SolCom, the terms of the Transaction were substantially renegotiated by the Company and the Sellers in December 1998. Accordingly, the Fairness Opinion by its terms is not directed at, and cannot be relied upon with respect to, the fairness of the Transaction as presently structured to the shareholders of the Company.

         However, based in part on the conclusions reached in the Fairness Opinion as of the date of its delivery, the Board of Directors of the Company has carefully evaluated the changes that have occurred in the financial condition, results of operations, projections and business prospects of both SolCom and the Company since June 1998, particularly the adverse changes that have occurred in the financial condition, results of operations and projections of SolCom, and the Board of Directors of the Company has concluded that the renegotiated reduced level of consideration to be paid by the Company in the Transaction results in a Transaction that is fair, from a financial point of view, to the shareholders of the Company.

         The full text of the written opinion of Van Kasper, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the Fairness Opinion, is attached hereto as Appendix B and incorporated herein by reference. The summary contained herein is qualified in its entirety by reference to the full text of the Fairness Opinion.

         Summary of Methods Utilized. Set forth below is a brief summary of the analyses performed by Van Kasper in conjunction with the delivery of its written Fairness Opinion stating that the Transaction, as structured on June 10, 1998, was fair to the Company and the shareholders of the Company from a financial point of view.

         Comparisons to Selected Publicly Traded Comparable Companies. Van Kasper performed a valuation of SolCom using selected financial ratios and multiples of seven comparable publicly traded companies identified by Van Kasper (consisting of Applied Digital Access, Inc., Concord Communications, Inc., Jyra Research, Inc., Peregrine Systems, Inc., Sync Research, Inc., Visual Networks, Inc., and Wandel & Goltermann Technologies, Inc.). Because most of these companies are not currently profitable, Van Kasper utilized the market value of invested capital (i.e., market capitalization plus interest bearing debt) ("MVIC") as a multiple of revenues for the twelve months ended March 31, 1998 to derive an indicated equity value for SolCom. The range of multiples of MVIC to revenues for the twelve months ended March 31, 1998 was 1.6 to 213.4, with an adjusted average (eliminating the highest and lowest values) of 8.8. On the basis of this average multiple, Van Kasper then calculated an approximate indicated equity value of SolCom on a stand-alone basis of $20.0 million.

         No company used in the above analysis for comparison purposes is identical to SolCom. Accordingly, an analysis of the results of the foregoing is not purely mathematical; rather it involves complex considerations and judgments as to the financial and operating characteristics of the companies and other factors that could affect the value of the companies to which SolCom is being compared.

         Discounted Cash Flow Analysis. Van Kasper performed a discounted cash flow analysis of SolCom utilizing the anticipated future cash flow streams that SolCom would produce over the period from June 30, 1998 through March 31, 2001 if SolCom performed in accordance with forecasts provided by the management of SolCom. Van Kasper also estimated a terminal value of

SolCom as of March 31, 2001 by applying multiples ranging from 23.0 to 27.0 times SolCom's projected net income for the fiscal year ending March 31, 2001. Van Kasper based the range of terminal value multiples, in part, on the trading multiples of the publicly traded comparable companies. The cash flow streams and terminal value were discounted to their present value as of June 30, 1998 using a range of discount rates from 23.0% to 27.0%, reflecting different assumptions regarding SolCom's weighted average cost of capital. On the basis of these calculations, Van Kasper determined an approximate indicated equity value of SolCom, on a stand alone basis, of $20.9 million. However, it should be noted that from June 30, 1998 through December 31, 1998, SolCom has performed significantly below the forecasts provided by SolCom's management.

         Van Kasper also performed a discounted cash flow analysis of the post-Transaction combined company utilizing the anticipated future cash flow streams that the combined company would produce over the period from June 30, 1998 through March 31, 2001 if the post- Transaction combined company performed in accordance with forecasts provided by management of the Company. Van Kasper also estimated a terminal value for the post-Transaction combined company as of March 31, 2001 by applying multiples ranging from 23.0 to 27.0 times the post-Transaction combined company's projected net income for the fiscal year ending March 31, 2001. Van Kasper based the range of terminal value multiples, in part, on the trading multiples of the publicly traded comparable companies. The cash flow streams and terminal value were discounted to their present values as of June 30, 1998 using a range of discount rates from 21.0% to 25%, reflecting different assumptions regarding the post-Transaction combined company's weighted average cost of capital. On the basis of these calculations, Van Kasper calculated an approximate indicated equity value for the post-Transaction combined company of $38.4 million and an indicated equity value of the proposed ownership interest in the post-Transaction combined company to be held by the shareholders of the Company following the Transaction of $21.3 million. However, it should be noted that from June 30, 1998 through December 31, 1998, SolCom has performed significantly below the forecasts provided by SolCom's management.

         Comparable Merger and Acquisition Transaction Analysis. Van Kasper researched a variety of merger and acquisition transaction data sources, including on-line databases, public filings, press releases and newspapers for the time period from January 1, 1996 to the date of its analysis. Van Kasper located 305 potentially comparable merger and acquisition transactions, however, only 18 such transactions disclosed sufficient details to draw conclusions regarding valuation. Upon further examination, an additional 14 transactions were eliminated for a variety of reasons including differences in transaction size, incompatible underlying deal structures or lack of data. Van Kasper utilized the remaining four transactions (consisting of Visual Networks, Inc./Net2Net Corporation, Network General Corporation/Cinco Networks, Inc., 3Com Corporation/Axon Networks, Inc., and Bay Networks, Inc./Armon Networking Ltd.) to derive a valuation of SolCom utilizing the multiple of total deal value to latest twelve months revenues. The range of multiples of total deal value to latest twelve months revenues were 6.9 to 13.0, with an average of 8.6. On the basis of this average multiple, Van Kasper then calculated an approximate indicated equity value of $19.8 million.

         The summary set forth above describes the material analyses performed by Van Kasper and does not purport to be a complete description of such analyses. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In addition, the evaluation of fairness of the Transaction, from a financial point of view, as of the date of the opinion was to some extent a subjective one based on the experience and judgment of Van Kasper, and not merely the result of mathematical analysis of the financial data. Therefore, notwithstanding the separate factors summarized above, Van Kasper believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all factors and analyses, would create an incomplete view of the process underlying the analyses by which Van Kasper reached its opinion.

         In performing its analyses, Van Kasper made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, in addition to the financial assumptions described above. The analyses performed by Van Kasper are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses. Such analyses were prepared solely as part of Van Kasper's analysis of the Transaction. The analyses do not purport to be appraisals or to reflect the prices at which a company might be sold or the prices at which any securities of the Company or the post-Transaction combined company may trade at any time in the future. Furthermore, Van Kasper may have given certain analyses more or less weight than other analyses and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Van Kasper's view of the actual value of the Company, SolCom, or the post-Transaction combined company.

         Method of Selection. The Board of Directors of the Company retained Van Kasper to act as its financial advisor based upon its qualifications, experience and expertise. Van Kasper, as part of its investment banking business, is engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements and valuations for corporate and other purposes.

         Relationship/Compensation. The Company paid Van Kasper a fee of $80,000 in connection with the rendering of the opinion and has agreed to pay approximately $21,500 in expenses thereof. Van Kasper is a private investment bank with no affiliations with the Company, SolCom or the Sellers. The Company has had no material relationship with Van Kasper within the last two years and has no present intention to retain Van Kasper in connection with any future services.

         Management of the Company determined the amount of consideration to be paid to the Sellers (as hereinafter defined) without any recommendation from Van Kasper.

         In no event did the Company instruct Van Kasper with respect to the methodologies or conclusions reached in connection with the Fairness Opinion or impose any limitations on Van Kasper in respect thereof.

                            THE PROPOSED TRANSACTION

         General. The Company has agreed to purchase all of the outstanding share capital of SolCom (the "Shares") pursuant to that certain share purchase agreement dated as of August 17, 1998, as amended on December 23, 1998, entered into by and among the Company, SolCom, each of the Sellers (as defined below) and certain representatives of the Sellers (the "Share Purchase Agreement"), the full text of which, together with all exhibits thereto, is annexed hereto as Appendix A, after which SolCom will be a wholly-owned subsidiary of the Company. In consideration of the sale and transfer of the Shares from the SolCom shareholders (the "Sellers") to the Company, the Company shall issue to the Sellers shares of Common Stock and options to purchase shares of Common Stock aggregating up to 2,700,000. It is currently estimated that the Company will issue approximately 2,200,000 shares of Common Stock and grant approximately 500,000 options to purchase shares of Common Stock. In addition, the Company will issue up to 300,000 performance-based options to purchase shares of Common Stock. The final share/option breakdown shall be determined in accordance with certain formulas set forth in greater detail below. See "Share Purchase Agreement-Share Purchase."

         The discussion in this Information Statement of the Transaction and the description of the principal terms thereof are subject to and qualified in their entirety by reference to the Share Purchase Agreement, which is incorporated herein by reference. Shareholders are urged to read the Share Purchase Agreement in its entirety.

         Approval by the Board of Directors. The Board of Directors of the Company believes that the Transaction is in the best interests of the Company and the Shareholders and has unanimously approved the Transaction.

         Approval by the Shareholders. Holders of a majority of the shares of Common Stock of the Company have approved the Transaction pursuant to the Written Consents.

         Management of the Business Following the Proposed Transaction. Effective as of the Closing (as such term is defined in the Share Purchase Agreement), the Company's Board of Directors shall consist of six (6) members, four (4) of whom currently constitute the Board (and who will remain as members thereof) and the remaining two (2) of whom shall constitute representatives of SolCom or its nominees. In addition, the officers of the Company as of the Closing shall consist of the present officers of the Company, namely, Stephen B. Gray, President, Chief Executive Officer and Chief Operating Officer, Michael Radomsky, Executive Vice President and a Secretary, John F. McTigue, Chief Financial Officer and Treasurer, and Robert M. Groll, Vice President-Business Development, as well as, from SolCom, Peter Wilson, Executive Vice President-Marketing and Hugh Evans-Executive Vice President-Development.

         Dissenters' Rights of Appraisal. In accordance with the applicable provisions of the New Jersey Business Corporation Act (the "NJBCA"), any Shareholder who has not executed the Written Consent shall have the right to dissent therefrom and demand payment of the fair value of shares of Common Stock owned by such Shareholder by delivering a notice to the Company at 21 Meridian Avenue, Edison, New Jersey 08820, Attention: John F. McTigue, Chief Financial

Officer (tel. 732-494-4440), of the Shareholder's intention to so dissent within twenty (20) days of the date of the notice from the Company to all non-consenting Shareholders delivered simultaneously with the mailing of this Information Statement informing each such Shareholder of the right to dissent.
Section 14A:11-1 of the NJBCA sets forth the rights of Shareholders who object to the Transaction or the Reincorporation. Any Shareholder who does not vote in favor of the Transaction or the Reincorporation, or who duly revokes his vote in favor of the same, may, if the Transaction and/or Reincorporation are consummated, obtain payment in cash of the fair value of his shares by strictly complying with the requirements of Chapter 11 of the NJBCA. The Company, within 20 days after the date on which the Transaction and Reincorporation take effect, shall give written notice of the effective date thereof, by certified mail to each Shareholder that has filed a written notice of dissent and not voted to approve the same. Within 20 days after the mailing of such notice, any Shareholder may make written demand on the Company for the payment of the fair value of such Shareholder's shares. Not later than 20 days after demanding payment for the shares of Common Stock held by such Shareholder, the Shareholder shall submit the certificate or certificates representing such shares of Common Stock to the Company. The Company shall note that such demand has been made on the certificate or certificates and return such certificate or certificates to the Shareholder. Not later than 10 days after the expiration of the period in which Shareholders may make written demand to be paid the fair value for their shares of Common Stock, the Company shall mail to any Shareholders making a written demand the balance sheet of the Company, as of the latest available date which shall not be earlier than 12 months prior to the making of the demand and a profit and loss statement for not less than a 12- month period ended on the date of such balance sheet. The fair market value of any shares of Common Stock to which dissenters' rights are exercised shall be the fair market value of such Common Stock as of the Closing. Reference is made to Sections 14A:11-1 and 14A:11-2 of the NJBCA, the full texts of which are annexed hereto as Appendix H.

         Effect on Shareholders. Following the consummation of the Transaction, the number of issued and outstanding shares of Common Stock of the Company will increase by an amount equal to the number of MicroFrame Shares (as hereinafter defined) issued to the Sellers pursuant thereto. Shareholders of the Company will continue to have the same voting, dividend and liquidation rights in the Company after the Transaction. However, Shareholders of the Company will experience immediate and substantial dilution following the consummation of the Transaction with respect to percentage ownership and voting power of the Company's issued and outstanding Common Stock of between approximately 39.6%
(assuming 2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued).

         Accounting Treatment of Transaction. The Transaction will be accounted for by the Company under the "purchase method" of accounting in accordance with generally accepted accounting principles. Accordingly, the aggregate consideration paid by the Company in connection with the Transaction will be allocated to SolCom's assets based upon their fair values, and the results of operations of SolCom will be included in the results of operations of the Company only for periods subsequent to the Closing.

         Resale Restrictions. All shares of Common Stock received by Sellers will be unregistered restricted securities under the Securities Act of 1933, as amended (the "Act") and Regulation S promulgated thereunder. Sellers will be permitted to sell certain shares held by them in accordance with Regulation S and Rule 144 promulgated under the Act. In general, Regulation S prohibits resales of securities sold pursuant thereto in the United States for a period of one (1) year, after which such "restricted securities" may be sold in reliance on Rule 144. Rule 144 as currently in effect provides that an "affiliate" of the Company (as defined in Rule 144) or a person who has beneficially owned restricted securities (as defined in Rule 144) for at least one (1) year is entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding Common Stock or the average weekly trading volume in the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain manner-of-sale provisions, notice requirements and the availability of current public information about the Company. Persons who are not deemed affiliates of the Company and who have beneficially owned restricted securities for at least two (2) years are entitled to sell all of the shares of Common Stock owned by them without regard to the volume limitation, manner-of-sale, notice or current public information requirements.

         Share Purchase Agreement.

                  Share Purchase. The Company shall purchase all of the outstanding Shares pursuant to the Share Purchase Agreement, after which SolCom will be a wholly-owned subsidiary of the Company. In consideration of the sale and transfer of the Shares from the SolCom shareholders (the "Sellers") to the Company, the Company shall issue to the Sellers an aggregate of up to 2,700,000 shares of Common Stock and options to purchase shares of Common Stock in accordance with the following formula:

                  (i) that number of shares of Common Stock (the "MicroFrame Shares"), in proportion to each Seller's share ownership in SolCom, in accordance with the following formula:

                  a                 x       2,700,000
                  ---------
                  a + b + c

         where 'a' equals the number of Shares held by Sellers as of the Closing; 'b' equals the number of ordinary shares of 1 pence each in the capital of SolCom as of the Closing subject to options to subscribe therefor; and 'c' equals the number of Third Party Shares (as such term is defined in the Share Purchase Agreement) as of the Closing; and

         (ii) that number of options to purchase shares of Common Stock equal to
         (x) the total number of options to purchase shares of capital stock of SolCom as of the Closing divided by (y) the Conversion Factor. The Conversion Factor is determined in accordance with the following formula:

                  a + b
                  ----------
                  2,700,000
         where 'a' equals the number of Shares held by Sellers as of the Closing; and 'b' equals the number of ordinary shares of 1 pence each in the capital of SolCom as of the Closing subject to options to subscribe therefor.

         It should be noted that the greater the number of shares of Common Stock issued pursuant to the Share Purchase Agreement, the greater the dilutive effect upon the Shareholders.

                  Performance-Based Stock Options. In addition to the 2,700,000 shares of Common Stock and options therefor, the Company has agreed to grant 300,000 performance-based options upon the Closing to certain key management members of SolCom, 150,000 of which will vest if the newly-combined entity achieves revenues of at least $30 million in fiscal year 2000 and the remaining 150,000 of which will vest if the newly-combined entity achieves revenues of $60 million in fiscal year 2001. In the event that such targets are not reached, the options will not vest and will expire.

                  Escrow. Approximately fifty (50%) percent of the MicroFrame Shares to be issued will be held in escrow for a period of one year for the purpose of permitting the Company to set off against any liabilities incurred by the Company in the event of breaches of representations and warranties or covenants by the Sellers or SolCom pursuant to an escrow agreement to be entered into by and among the Company, certain Sellers, the Sellers' Representatives (as such term is defined in the Share Purchase Agreement) and Dundas & Wilson CS, a Scottish law firm, as escrow agent.

                  Exchange of Certificates. Upon the execution of the Share Purchase Agreement, there were delivered to a representative of the Sellers (the "Sellers' Representative") certificates representing all of the outstanding Shares together with duly executed share transfers to be held in custody by the Sellers' Representative until the Closing, at which time the Sellers' Representative shall deliver the Shares and transfers to the Company. At the Closing, the Company will deliver the MicroFrame Shares to the Sellers' Representative.

                  Representations and Warranties. The Sellers have made certain representations and warranties to the Company, including without limitation, existence and qualification, capitalization, options, consents, material contracts, financial statements, absence of undisclosed liabilities, tangible and intangible property, title to assets, debt, absence of certain changes, litigation, insurance, employee benefit plans, environmental matters, real property, taxation, compliance with laws and permits, conflicts, suppliers and customers, labor matters, bank accounts, creditors, officers, directors and key employees, insolvency, computer systems and subsidiaries. The Company has made certain representations and warranties to the Sellers, including without limitation, existence and qualification, capitalization, authority, enforceability, consents and approvals, public filings, the MicroFrame Shares and NASDAQ.

                  Covenants.  The Sellers  have made  certain  covenants  to the
Company, including without limitation, conduct and preservation of business, insurance, litigation, repayment of debts, notification of certain damage or destruction, indemnification of brokerage, taxes, standstill, exclusivity and technology. The Company has made certain covenants to the Sellers, including without limitation, conduct and preservation of business, insurance, litigation, notification of certain damage or destruction, indemnification of brokerage, NASDAQ Listing, employee options, filings and registration rights.

                  Management after the Transaction. Effective at the Closing, SolCom will become a wholly-owned subsidiary of the Company. The directors of the Company shall be Stephen B. Gray, Stephen M. Deixler, Michael Radomsky, Alexander C. Stark (each of whom is currently a director of the Company), and two (2) nominees of SolCom. In addition, the officers of the Company as of the Closing shall consist of the present officers of the Company, namely, Stephen B. Gray, President, Chief Executive Officer and Chief Operating Officer, Michael Radomsky, Executive Vice President and a Secretary, John F. McTigue, Chief Financial Officer and Treasurer, and Robert M. Groll, Vice President-Business Development, as well as, from SolCom, Peter Wilson, Executive Vice President-Marketing and Hugh Evans-Executive Vice President- Development.

                  Conditions to the Transaction. The respective obligations of the Company and SolCom to consummate the Transaction are subject to the fulfillment of certain conditions, including without limitation, filing with the Securities and Exchange Commission (the "Commission") of this Information
Statement in definitive form, execution and delivery of certain ancillary agreements, delivery of certain financial statements and opinions of counsel, approval of a majority of the Shareholders, regulatory approvals, exemption from registration under the Act for the issuance of the MicroFrame Shares, and clearance from the Inland Revenue of the United Kingdom. The Share Purchase
Agreement contains no condition of closing with respect to fluctuations in the price of the Common Stock; accordingly, no party may terminate the Share Purchase Agreement or their respective obligations contained therein as a result of any such fluctuations.

                  Termination. The Share Purchase Agreement may be terminated upon certain events, as follows: (i) written consent of the Buyer and the Sellers or Sellers' Representatives, (ii) the failure of the Closing to occur before June 30, 1999 or (iii) the failure to satisfy any of the closing conditions set forth in Sections 8 and 9 of the Share Purchase Agreement without waiver thereof prior to June 30, 1999. Upon termination of the Share Purchase Agreement, all obligations of all parties terminate, except those relating to non-solicitation, confidentiality and public announcements.

                  Ancillary Agreements. Consummation of the Transaction is conditioned upon the execution and delivery at the Closing of certain ancillary agreements, including, among others, (i) an escrow agreement by and among Buyer, certain Sellers, the Sellers' Representatives, and Dundas & Wilson, as escrow agent, (ii) employment agreement amendments by and among Buyer and each of Peter Wilson, Hugh Evans, Keith Laing, Robert Struthers and Stephen Connelly, (iii) a registration rights agreement by and among Buyer and the Sellers, (iv) certain opinions of counsel, (v) stock option contracts with respect to employees of SolCom and (vi) a representation letter of Francis DeLaura.

         Employment Agreement Amendment of Peter Wilson. Effective as of the Closing, the Company, SolCom and Peter Wilson shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Wilson dated March 17, 1993, as amended on June 28, 1996, which shall, among other things, (i) increase his annual salary to (pound)70,000 per year with a provision for annual salary increases, (ii) grant 50,000 options to purchase Common Stock, (iii) provide an automobile allowance of (pound)5,000 per year and (iv) impose a one-year covenant not to compete.

         Employment Agreement Amendment of Hugh Evans. Effective as of the Closing, the Company, SolCom and Hugh Evans shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Evans dated March 17, 1993, as amended on June 28, 1996, which shall, among other things, (i) increase his annual salary to (pound)70,000 per year with a provision for annual salary increases, (ii) grant 50,000 options to purchase Common Stock, (iii) provide an automobile allowance of (pound)5,000 per year and (iv) impose a one-year covenant not to compete.

         Employment Agreement Amendment of Keith Laing. Effective as of the Closing, the Company, SolCom and Keith Laing shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Laing dated September 26, 1995, which shall, among other things, (i) increase his annual salary to (pound)55,000 per year, (ii) grant 7,500 options to purchase Common Stock and (iii) impose a three-month covenant not to compete.

         Employment Agreement Amendment of Robert Struthers. Effective as of the Closing, the Company, SolCom and Robert Struthers shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Struthers dated February 21, 1995, which shall, among other things, (i) increase his annual salary to (pound)43,000 per year, (ii) grant 7,500 options to purchase Common Stock and (iii) impose a three-month covenant not to compete.

         Employment Agreement Amendment of Stephen Connelly. Effective as of the Closing, the Company, SolCom and Stephen Connelly shall enter into an amendment to that certain Employment Agreement by and among SolCom and Mr. Connelly dated February 21, 1995, which shall, among other things, (i) increase his annual salary to (pound)33,000 per year, (ii) grant 7,500 options to purchase Common Stock and (iii) impose a three-month covenant not to compete.

         Registration Rights Agreement. Effective as of the Closing, the Company will enter into a registration rights agreement with the SolCom shareholders which shall entitle each such shareholder, for a period of one year from the Closing, to (i) "piggyback" registration rights in the event that the Company registers any Common Stock and (ii) certain limited "demand" registration rights in the event the Company breaches certain covenants contained therein relating to the availability of Rule 144 promulgated under the Act.

         Stock Option Contracts. Effective as of the Closing and pursuant to the Sub-Plan, the Company shall grant stock options to certain employees of SolCom who currently hold options to purchase shares in SolCom (the "Original Options") evidencing the grant of options to purchase approximately 500,000 shares of Common Stock (the "Employee Options"). The Employee Options shall contain terms substantially similar to the Original Options, including without limitation, exercise price (fair market value) and vesting period (between approximately 5 and 7 years from the Closing) thereof.

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet
MicroFrame, Inc.-As of September 30, 1998
SolCom Systems Ltd..-As of September 30, 1998

The following unaudited pro forma consolidated balance sheet and statements of operations give effect to the share purchase as if it had occurred on September 30, 1998 for balance sheet purposes and April 1, 1997 for statement of operations purposes, and should be read in conjunction with the consolidated financial statements of MicroFrame and SolCom for the relevant period and the related notes thereto included, or incorporated by reference, elsewhere herein.



                                                       MicroFrame      SolCom     Pro Forma Adjustment       Pro Forma
                      ASSETS


Current assets
   Cash and cash equivalents                        $      268,710          8,497                         $       277,207
   Accounts receivable, less allowance for doubtful
      accounts of $122,000                               3,553,863        265,106                               3,818,969
   Inventory, net                                        1,776,074        399,359                               2,175,433
   Deferred tax assets                                     391,166                                                391,166
   Prepaid expenses and other current assets               412,593         62,878                                 475,471
                                                      ------------  ----------------------------------- -----------------
      Total current assets                               6,402,406        735,840                               7,138,246

Property and equipment, less accumulated depreciation of
   $568,687 and $971,903                                   629,747        210,726                                 840,473
Capitalized software, less accumulated amortization of
   $1,106,354 and $1,054,827                               573,763                     2,500,000(Note 2)        3,073,763
Goodwill, less accumulated amortization of $28,605 and
   $26,130                                                  70,530                     2,417,460(Note 2)        2,487,990
Other intangible assets                                                                  250,000(Note 2)          250,000
Security deposits                                           39,496                                                 39,496
Other assets                                               732,600                      (732,600)(Note 2)               0
                                                      -------------------------------------------------------------------
      Total assets                                 $     8,448,542        946,566      4,434,860          $    13,829,968
                                                      ===================================================================

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Bank borrowings                                 $       900,000        343,279                         $     1,243,279
   Accounts payable                                      1,247,402        662,766        950,000 (Note2)        2,860,168
   Accrued payroll and related liabilities                 371,698                                                371,698
   Deferred income                                         328,777                                                328,777
   Other current liabilities                               433,989        542,110        267,400 (Note2)        1,243,499
                                                      -------------------------------------------------------------------
      Total current liabilities                          3,281,866      1,548,155      1,217,400                6,047,421
                                                      -------------------------------------------------------------------


Deferred tax liabilities, net                               23,242                                                 23,242
Other liabilities                                                          39,086                                  39,086
Commitments and contingencies

Stockholders' equity

   Common stock                                              5,537        701,852       (699,652) (Note 2)          7,737
   Preferred stock - par value $10 per share; authorized
      200,000 shares, none issued
   Additional paid-in capital                            7,324,828      1,449,588      4,524,997  (Note 2)     13,299,413
   Accumulated deficit                                  (1,982,053)    (2,793,814)      (606,186) (Note 2)     (5,382,053)
   Accumulated comprehensive income                          2,321          1,699         (1,699)                   2,321
                                                      -------------------------------------------------------------------

   Less - Treasury stock, 62,031 shares, at cost          (207,199)                                              (207,199)
                                                      -------------------------------------------------------------------
      Total stockholders' equity                         5,143,434       (640,675)     3,217,460                7,720,219
                                                      -------------------------------------------------------------------
      Total liabilities and stockholders' equity   $     8,448,542        946,566      4,434,860          $    13,829,968
                                                      ===================================================================

Unaudited Pro Forma Consolidated Statement of Operations
MicroFrame, Inc.-Six Months Ended September 30, 1998
SolCom Systems, Ltd.-Six Months Ended September 30, 1998




                                                       MicroFrame           SolCom            Pro Forma Adjustment       Pro Forma

Net Sales                                     $         6,177,903 $          910,855  $       (200,000) (Note4) $       6,888,758

Cost of sales                                           2,064,436            241,791                                    2,306,227
                                                  ---------------      -------------     ----------------------     -------------

Gross margin                                            4,113,467            669,064          (200,000)                 4,582,531
                                                        1,053,107            246,759           200,000 (Note 4)         1,499,866
   Research and Development expenses
   Selling, general and administrative expenses         2,322,530          1,042,400                                    3,364,930

   Depreciation and amortization                          314,579             34,065           819,576 (Note 3)         1,168,220
                                                  ---------------      -------------     ----------------------     -------------
Income (loss) from operations                             423,251           (654,160)       (1,219,576)                (1,450,485)

Interest income                                             5,205              1,656                                        6,861
Interest expense                                          (30,280)           (44,715)                                     (74,995)
                                                  ---------------      -------------     ----------------------     -------------
Income (loss) before income tax provision (benefit)       398,176           (697,219)       (1,219,576)                (1,518,619)
                                                  ---------------      -------------     ----------------------     -------------
Income tax provision (benefit)                            148,591                  0          (166,666)                   (18,075)
                                                  ---------------      -------------     ----------------------     -------------
Net income (loss)                             $           249,585 $         (697,219)  $    (1,052,910)          $     (1,500,544)
                                                  ===============      =============     ======================     =============
Per share data (Note 5)
   Net income (loss) per share
Basic                                         $              0.05                                                $          (0.20)
Diluted                                       $              0.04                                                $          (0.20)
   Weighted average number of common shares             5,394,872                                                       7,594,872
   outstanding basic
   Weighted average number of common shares             6,595,893                                                       7,594,872
   outstanding diluted


Unaudited Pro Forma Consolidated Statement of Operations
MicroFrame, Inc.-Year ended March 31, 1998
SolCom Systems Ltd..-Year ended March 31, 1998



                                                                         SolCom
                                                     MicroFrame         (Note 6)      Pro Forma Adjustments     Pro Forma

Net sales                                        $     10,217,911   $    2,168,313   $                    $        12,386,224
Cost of sales                                           4,285,134          456,225                                  4,741,359
                                                   --------------      -----------    -------------------    ----------------
Gross Margin                                            5,932,777        1,712,088                                  7,644,865
      Research and development expenses                 1,117,151          562,401                                  1,679,552
      Selling, general and administrative expenses      3,933,783        2,002,727                                  5,936,510
      Depreciation and amortization                       485,738           76,000      1,889,153(Note 3)           2,450,891
                                                   --------------      -----------    -------------------    ----------------
Income (loss) from operations                             396,105         (929,040)    (1,889,153)                 (2,422,088)
Interest income                                            14,888            1,659                                     16,547
Interest expense                                           (4,344)         (43,134)                                   (47,478)
                                                   --------------      -----------    -------------------    ----------------
Income (loss) before income tax provision (benefit)       406,649         (970,515)    (1,889,153)                 (2,453,019)
Income tax provision (benefit)                           (304,661)                       (433,333)                   (737,994)
                                                   --------------      -----------    -------------------    ----------------
Net income (loss)                              $          711,310  $      (970,515)  $ (1,455,820          $       (1,715,025)
                                                   ==============      ===========    ===================    ================
Per  share data (Note 5)
   Net income (loss) per share
Basic                                          $             0.15                                        $              (0.24)
                                                   --------------                                            ----------------
Diluted                                        $             0.14                                        $              (0.24)
                                                   --------------                                            ----------------

   Weighted average number of common shares
    outstanding basic                                   4,840,357                                                    7,040,357
                                                   --------------                                            -----------------
   Weighted average number of common shares
    outstanding diluted                                 5,195,357                                                    7,040,357
                                                   ---------------                                           -----------------


MicroFrame, Inc.
SolCom Systems, Ltd.
Notes to Unaudited Pro Forma Combined Financial Statements

1        Basis of Presentation
         ---------------------

         MicroFrame and SolCom entered into a definitive agreement that provides for the purchase of all outstanding share capital of SolCom by MicroFrame. The transaction will be accounted for by the "purchase" method of accounting with MicroFrame as the purchaser of SolCom.

2        Application of Purchase of SolCom
         ---------------------------------

         The revised purchase agreement specifies that MicroFrame will acquire all of the outstanding shares of SolCom in exchange for a maximum of 3,000,000 MicroFrame equity units, 2,700,000 of which will be comprised of common shares and stock options subject to a formula contained in the Revised Purchase Agreement. Included in the 3,000,000 equity units is a grant of 300,000 performance-based options that will occur at consummation to certain key management members of SolCom, 150,000 of which will vest if the newly-combined entity achieves revenues of at least $30 million in fiscal year 2000 and the remaining 150,000 of which will vest if the newly-combined entity achieves revenues of $60 million in fiscal year 2001.

         For purposes of the pro forma financials, the Company has split the equity units into the following classes of equity to determine the consideration in the transaction:

         o 2,200,000 common shares
         o 500,000 stock options
         o 300,000 performance-based options

         The Company has utilized an average stock price for a short period (3 days)prior to and after the announcement of the newly negotiated terms to the public that occurred on November 27, 1998. The average, as computed, is $2.46 per share. This average was applied to the 2,200,000 common shares to arrive at the applicable value for consideration exchanged. In addition, the Company has estimated the value of the 500,000 stock options using a Black Scholes option valuation model. The estimated value per option was $1.15. The Company has not included the value of the 300,000 performance-based options in its consideration, as the options are contingent upon the realization of the future revenues as noted above. If the contingency is resolved, additional purchase price consideration will be recorded at that time.

         The consideration will be adjusted at consummation as the composition of shares and options will then be known. However, the Company believes that the consideration utilized in the calculations underlying the pro forma financial statements will not change materially.

         In addition to the consideration noted above, the Company has estimated that transaction costs will be $1,000,000. The costs are primarily comprised of professional fees and other incremental costs directly related to the transaction. The Company had incurred $732,600 of costs directly related to the transaction as of September 30, 1998. This amount has been reclassed in the pro forma adjustment column to become part of the estimated purchase price allocation. Additionally, the Company will assume approximately $950,000 of liabilities related to SolCom in connection with the transaction. These amounts are not recorded on SolCom's historical balance sheet as of September 30, 1998 and have been reflected as additional purchase price.

         While the Company has not formally allocated the purchase price of the transaction, it has preliminarily estimated the value of existing technology ($2,500,000), which has been classified as capitalized software, covenants not to compete ($250,000), the amount to be reflected as in process research and development ($3.6 million) and goodwill ($2.4 million). These estimates will be refined upon the final purchase price allocation. Management believes that these are reasonable estimates for pro forma purposes, as it knows of no events that would currently cause a material change to the preliminary estimates.

         In-process research and development, which is not expected to have reached technological feasibility by the consummation date of the Transaction and which will have no alternative future use, includes certain of the research and development projects currently underway at SolCom. The projects fall into two broad categories: "NetWorx" products and Application Specific Integrated Circuit ("ASIC") products. NetWorx products will allow network managers to evaluate and control all aspects of their networks. The ASIC projects underway are likely to create products where all the application hardware and software necessary to carry out specific tasks will be resident on a single computer chip. The chips will have substantial increases in processing speed and a lower cost to the consumer. This will lead to increased benefits to the SolCom product set.

         As stated above, none of these projects has met technological feasibility. If, as a result of the uncertainties surrounding the successful completion of these projects, the Company is unable to establish technological feasibility and is unable to produce a commercially viable product, then the anticipated incremental future cash flows attributable to expected sales and profits from the NetWorx and ASIC products will not be realized. This could have a material adverse effect on the combined Company's future financial position, results of operations and cash flows.

         The Company does believe, however, that it will be able to complete these projects and produce commercially viable products using the new NetWorx and ASIC technologies that are currently being developed.

3        Pro Forma Statement of Operations
         ---------------------------------

         The statement of operations for the year ended March 31, 1998 reflects pro forma adjustments for the annual amortization of existing technology, covenants not to compete and goodwill. Based on the estimated lives of the technology that is being acquired, the Company has assigned a three-year life to these assets and to the goodwill for amortization purposes. The covenants not to compete will be amortized over one year, the contractual life of the restriction. Amortization expense was $833,333, $250,000 and $805,820, respectively for the capitalized software, the covenant not to compete, and the goodwill for the year ended March 31, 1998. The statement of operations for the six months ended September 30, 1998 reflects pro forma adjustments for the semi-annual amortization of existing technology and goodwill of $416,666 and $402,910, respectively.

4        Inter-Company Transactions
         --------------------------

         All inter-company transactions between MicroFrame and SolCom during the periods presented have been properly eliminated.

5        Weighted Average Shares and Earnings Per Share
         ----------------------------------------------

         The weighted average shares outstanding has been adjusted to reflect the issuance of 2,200,000 shares of MicroFrame's common stock. The 500,000 options to purchase MicroFrame's common stock as a result of this transaction have not been included, as to include such shares would be anti-dilutive. All of the 2,200,000 shares have been reflected as outstanding despite the transaction provision that stipulates that 50% of the shares are to be held in escrow for up to one year after consummation, as the Company believes beyond any reasonable doubt that the shares will be issued.

6        Foreign Currency Translation
         ----------------------------

         The financial statements of SolCom were prepared in local currency (British pounds sterling) and translated into U.S. dollars based on the current exchange rate at the end of the period (September 30, 1998) for the balance sheet and weighted average rate for the periods presented on the statements of operations (six months ended September 30, 1998 and the year ended March 31, 1998).

                                  RISK FACTORS

                 Risks Relating to an Investment in the Company
                 ----------------------------------------------

         References to the "Company" include the Company and SolCom as the post-Closing combined entity, except where otherwise indicated or appropriate within the context thereof.

         Competition. The market for network management and remote maintenance and security products for mission critical voice and data communications networks is highly competitive. There can be no assurance that the proprietary technology which forms the basis for most of the Company's family of modular standards oriented hardware and software components will continue to enjoy market acceptance or that the Company will be able to compete successfully on an on-going basis. The Company believes that the principal factors affecting competition in the network management business are: (1) the products' ability to meet a multiplicity of network management and security requirements; (2) the products' ability to conform to the network topologies and/or computer systems;
(3) the products' ability to avoid technological obsolescence; (4) the willingness and the ability of a vendor to support customization, training and installation; and (5) the price. Although the Company believes that its present products and services are competitive, the Company competes with a number of large computer, electronics and telecommunications manufacturers which have financial, research and development, marketing and technical resources substantially greater than those of the Company, including without limitation, Net Scout Inc., Hewlett-Packard, Inc., 3Com Corp., Technically Elite, Inc., Bay Networks Inc., Shomiti Systems Inc., Visual Networks, Inc., Concord Communications, Inc. and Sync Research, Inc. Such companies may succeed in producing and distributing competitive products more effectively than the Company can produce and distribute its products, and may also develop new products which compete effectively with those of the Company.

         Limited Protection From Duplication of Proprietary Products. The Company holds no patents on any of its technology. Although it does license some of its technology from third parties, it does not consider any of these licenses to be material to the Company's operations.

         The Company has made a consistent effort to minimize the ability of competitors to duplicate the Company's software technology utilized in its products. However, there remains the possibility of duplication of the Company's products, and competing products have already been introduced.

         No Dividends. The Company has not paid any cash dividends on its Common Stock. The Company presently intends to retain all earnings to finance its operations and, therefore, does not presently anticipate paying any cash dividends in the foreseeable future.

         Possible Volatility of Market Price of the Company's Securities. Because of the nature of the industry in which the Company operates, the market price of the Company's securities is highly volatile. Factors such as announcements by the Company or others of technological innovations, new commercial products, regulatory approvals or proprietary rights developments, and competitive developments all may have a significant impact on the future business prospects of the Company and the market price of the Company's securities.

         Rapid Industry Change and Technological Change. The Company's success will depend on the continued and expanded use of its existing products and services and its ability to develop new products and services or adapt existing products and services to keep pace with change in the communications industry. There can be no assurance that the Company will be successful in modifying or developing its existing or future products in a timely manner or at all. If the Company is unable, due to resource, technological or other constraints, to adequately anticipate or respond to changing market, customer or technological requirements, the Company's business, financial condition and results of operations will be materially adversely affected. Further, there can be no assurance that products or services developed by others will not render the Company's products and services non-competitive or obsolete.

         Technological Factors; Uncertainty of Product Development; Unproven Technology. The Company's products are currently being utilized by a limited number of customers and there can be no assurance that they will prove to be sufficiently reliable in widespread commercial use. It is common for hardware and software as complex and sophisticated as that incorporated in the Company's products to experience errors or "bugs" both during development and subsequent to commercial introduction. There can be no assurance that any errors in the Company's existing or future products will be identified, or if identified, corrected. Any such errors could delay commercial introduction of new products and require modifications in products that have already been installed. Remedying such errors has been and may continue to be costly and time consuming. Delays in remedying any such errors could materially adversely affect the Company's competitive position with respect to existing or new technologies and products offered by its competitors.

         Dependence on Key Personnel. The Company's success depends in large part on the continued services of its key management, sales, engineering, research and development and operational personnel and on its ability to continue to attract, motivate and retain highly qualified employees and independent contractors in those areas. Competition for such personnel is intense and there can be no assurance that the Company will be successful in attracting, motivating and retaining key personnel. The inability to hire and retain qualified personnel or the loss of the services of key personnel could have a material adverse effect upon the Company's business, condition and results of operations. Currently, the Company maintains no "key man" insurance policies with respect to any employees of the Company.

         Potential Fluctuations in Quarterly Performance. The Company has experienced fluctuations in its quarterly operating results and anticipates that such fluctuations will continue and could intensify. The Company's quarterly operating results may vary significantly depending on a number of factors, including the timing of the introduction or acceptance of new products and services offered by the Company, changes in the mix of products and services provided by the Company, long sales cycles, changes in regulations affecting the Company's business, changes in the Company's operating expenses, uneven revenue streams, and general economic conditions. Revenue recognition for the Company's products is based upon various performance criteria and varies from customer to customer and product to product. There can be no assurance that the Company's levels of profitability will not vary significantly among quarterly periods or that in future quarterly periods the Company's results of operations will not be below prior results or the expectations of public market analysts and investors. In such event, the price of the Company's Common Stock could be materially adversely affected.

         Potential Negative Financial Impact of In-Process Research & Development. The Company's in-process research and development products have not yet met technological feasibility. If, as a result of the uncertainties surrounding the successful completion of these projects, the Company is unable to establish technological feasibility and is unable to produce a commercially viable product, the anticipated incremental future cash flows attributable to expected sales and profits from the NetWorx and ASIC products will not be realized. This could have a material adverse effect on the Company's future financial position, results of operations and cash flows.

         Possible Need for Additional Financing. In the event of unanticipated technical or other problems, the Company may be required to seek additional financing. There can be no assurance that additional financing will be available on acceptable terms or at all.

         Government Regulation and Legal Uncertainties. Due to the sophistication of the technology employed in the Company's devices, export of the Company's products is subject to governmental regulation. As required by law or demanded by customer contract, the Company routinely obtains approval of its products by Underwriters' Laboratories. Additionally, because many of the Company's products interface with telecommunications networks, its products are subject to several key Federal Communications Commission ("FCC") rules and thus FCC approval is necessary as well.

         Part 68 of the FCC rules contains the majority of the technical requirements with which telephone systems must comply to qualify for FCC registration for interconnection to the public telephone network. Part 68 registration represents a determination by the FCC that telecommunication equipment interfacing with the public telephone network complies with certain interference parameters and the Company intends to apply for FCC Part 68 registration for all of its new and future products.

         Part 15 of the FCC rules requires equipment classified as containing a Class A computing device to meet certain radio and television interference requirements, especially as such requirements relate to operations of such equipment in a residential area. Certain of the Company's products are subject to Part 15.

         The European Community is developing a similar set of requirements for its members and the Company has begun the process of compliance for Europe.

         Potential Future Sales Pursuant to Rule 144. Sale of substantial amounts of Common Stock in the public market could adversely affect the market price for the Common Stock. As of January 5, 1999, an aggregate of 988,174 shares of the Company's Common Stock were held by officers, directors and certain principal stockholders of the Company and an additional 892,922 shares of the Company's Common Stock will be held by such persons upon their exercise of currently exercisable stock options and warrants. Such shares of Common Stock may not be freely resold as they are "restricted securities" under Rule 144, as promulgated by the Commission pursuant to the Act and the rules and regulations thereunder. Rule 144 provides, in essence, that all shareholders must hold restricted securities for a minimum period of one (1) year. After holding restricted securities for a period of one year, any shareholder may sell them in an unsolicited brokerage transaction within a three month period in an amount which does not exceed the greater of 1% of the then outstanding Common Stock or the average weekly trading volume during the four calendar weeks prior to such sale. Non-affiliated shareholders holding restricted securities for more than two years are not subject to volume limitations and may sell unlimited amounts of Common Stock under Rule 144. The price of the Company's Common Stock might be adversely affected if a substantial portion of the Common Stock is sold pursuant to Rule 144.

                        Risks Relating to the Transaction
                        ---------------------------------

         Operating Losses. SolCom has experienced substantial net operating losses for each of the fiscal years ended June 30, 1996 and 1997 and the three months ended September 30, 1998 of $78,000, 919,000 and $180,000, respectively. SolCom anticipates that operating losses will continue into the near future. Accordingly, there can be no assurance that consummation of the Transaction will result in profitability for SolCom or the Company.

         Lack of Cash Flow. As of September 30, 1998, SolCom had no available cash or cash equivalents to conduct its business or operations. There can be no assurance that SolCom will be able to increase its cash flow in the future.
Accordingly, this may result in the necessity for the Company to infuse substantial capital into SolCom which could have a material adverse effect upon the Company's business, results of operations and financial condition.

         Competition. The business of the combined entity is highly competitive. Many of the entities with which the Company will compete subsequent to the consummation of the Transaction have substantially greater financial and other resources than the Company and SolCom combined. In addition, the Company may require substantially more time to bring the technology of the combined entities and the corresponding new products to the marketplace than its competitors, many of which have established products and markets. Competitors include Net Scout Inc., Hewlett-Packard, Inc., 3Com Corp., Technically Elite, Inc., Bay Networks Inc., Shomiti Systems Inc., Visual Networks, Inc., Concord Communications, Inc. and Sync Research, Inc. Accordingly, the Company may be unable to successfully compete in this environment.

         No Assurance that the Company Will Realize Anticipated Benefits from Transaction. The Transaction involves the combination of certain aspects of two companies that have operated independently. Accordingly, there can be no assurance that SolCom can be successfully integrated into the Company or that the Company and the Shareholders (including persons who become Shareholders as a result of the Transaction) will ultimately realize any of the anticipated benefits of the Transaction.

         Lack of Update to Fairness Opinion. Although the Company has received an opinion from Van Kasper & Company dated June 10, 1998 to the effect that, as of such date and based upon certain matters as stated therein, the terms of the Transaction, as then contemplated, were fair to the Shareholders from a financial point of view, the Company does not presently intend to obtain an update to such opinion.

         Dilution of Voting Power. Consummation of the Transaction will result in immediate and substantial dilution of percentage ownership and voting power with respect to the Common Stock of between approximately 39.6% (assuming
2,200,000 shares of Common Stock are issued) and 48.6% (assuming 2,700,000 shares of Common Stock are issued).

                          OUTSTANDING VOTING SECURITIES

         As of the Written Consent Date, there were 5,557,980 issued and outstanding shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder.

         The NJBCA provides in substance that unless the Company's certificate of incorporation provides otherwise, shareholders may take action (except for the election of directors) without a meeting and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present. Under the applicable provisions of the NJBCA, such action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company within 60 days of the earliest dated consent delivered in accordance with the NJBCA.

         In compliance with the provisions of the NJBCA and the Company's certificate of incorporation, on or about the Written Consent Date, the Shareholders executed and delivered to the Company the Written Consents in lieu of a meeting of the Shareholders representing the Written Consent Percentage, approving and adopting the Share Purchase Agreement, the agreements contemplated thereby and authorizing the consummation of the Transaction, the Plans and the Reincorporation.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of the Written Consent Date, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent (5%) of the Company's Common Stock, (ii) each of the Company's directors, (iii) the
Company's Chief Executive Officer and the most highly compensated executive officers with aggregate compensation which exceeds $100,000 and (iv) all directors and officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address                      Shares Owned  Percent of  Percent of Class
----------------                      ------------  ----------  ----------------
                                                       Class     Subsequent to
                                                       -----     -------------
                                                      Prior to    Transaction*
                                                      --------    ------------
                                                     Transaction
                                                     -----------

Stephen M. Deixler (1)                     760,532          13.7%        9.8%
371 Eagle Drive
Jupiter, Florida 33477
Stephen B. Gray (2)(10)                    477,309           8.6%        6.2%
Michael Radomsky (3)(10)                   356,643           6.4%        4.6%
Robert M. Groll (4)(10)                    100,852           1.8%        1.3%

John F. McTigue (5)(10)                    100,760           1.8%        1.3%
Alexander C. Stark (6)                      85,000           1.5%        1.1%
356 Eagle Drive
Jupiter, Florida 33477
Special Situations Fund, III, L.P.(7)      855,863          15.4%       11.0%
MGP Advisers Limited Partnership (7)       855,863          15.4%       11.0%
AWM Investment Company, Inc. (7)         1,170,133          21.1%       15.1%
Austin W. Marxe (7)                      1,170,133          21.1%       15.1%
Jay Associates LLC (8)                     480,000           8.6%        6.2%
1118 Avenue J
Brooklyn, New York  11230
Alpha Investments LLC (9)                  336,000           6.0%        4.3%
5611 North 16th Street #300
Phoenix, Arizona  85016
Stephen P. Roma                            403,569           7.3%        5.2%
91 Durand Drive
Marlboro, New Jersey 07748
Directors and executive                  1,881,096          33.8%       24.2%
  officers as a group (6 Persons)


(1) Does not include 214,436 shares of Common Stock owned by Mr. Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 120,406 shares of Common Stock held by Merrill Lynch Pierce Fenner & Smith custodian f/b/o Stephen M. Deixler, IRA. Includes 27,500 shares of Common Stock which may be acquired pursuant to currently exercisable options. Also includes 53,330 shares issuable upon exercise of currently exercisable Class A and Class B Warrants.

(2) Consists of 477,309 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(3) Includes 142,339 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(4) Includes 56,684 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(5) Consists of 100,760 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(6) Includes 35,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(7) Special Situations Fund III, L.P., a Delaware limited partnership (the "Fund"), MGP Advisers Limited Partnership, a Delaware limited partnership ("MGP"), AWM Investment Company, Inc., a Delaware corporation ("AWM"), and Austin W. Marxe have filed a Schedule 13G, the latest amendment of which is dated February 7, 1997. All presented information is based on the information contained in the Schedule 13G. The address of each of the reporting persons is 153 East 53rd Street, New York, New York 10022. The Fund has sole voting and dispositive power with respect to 855,863 shares; MGP has sole dispositive power with respect to 855,863 shares; AWM has sole voting power with respect to 314,270 shares and sole dispositive power with respect to 1,170,133 shares; and Mr. Marxe has sole voting power with respect to 314,270 shares, shared voting power with respect to 855,863 shares and sole dispositive power with respect to 1,170,133 shares. MGP is a general partner of and investment advisor to the Fund. AWM, which is primarily owned by Mr. Marxe, is the sole general partner of MGP. Mr. Marxe, the principal limited partner of MGP and the President and Chief Executive Officer of AWM, is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM on behalf of MGP, the Fund and another fund that beneficially owns shares included in the shares beneficially owned by AWM and Mr. Marxe (the "Cayman Fund"). Also includes 267,242 shares issuable upon exercise of currently exercisable Class A and Class B Warrants held by the Fund and MGP and 364,422 shares issuable upon exercise of currently exercisable Class A and Class B Warrants held by AWM, Mr. Marxe and the Cayman Fund.

(8) Includes 320,000 shares of Common Stock issuable upon exercise of currently exercisable Class A and Class B Warrants. A principal of such entity is Sidney Borenstein.

(9) Includes 224,000 shares of Common Stock issuable upon exercise of currently exercisable Class A and Class B Warrants. A Schedule 13D dated June 27, 1996 filed by such entity discloses that Daniel Lemberg and Daniel A. Bock are members thereof.

(10) The address of such person is c/o the Company, 21 Meridian Avenue, Edison, New Jersey 08820.

* Assumes the issuance of 2,200,000 shares of Common Stock pursuant to the Transaction.

                                  MARKET PRICE
                                  ------------

         The Common Stock is traded on The NASDAQ SmallCap System. The high and low sales prices for the Common Stock on November 25, 1998, two days before the Company publicly announced the principal terms of the Transaction, were $2.63 and $2.38, respectively. The Company's Common Stock commenced trading on August 17, 1995 on the NASDAQ SmallCap Market under the symbol "MCFR". Prior to that date, the Common Stock was not traded on any registered national securities exchange, although several registered broker-dealers made a market in the Common Stock. The following table sets forth the high and low bid prices of the Common Stock during fiscal year 1997, 1998 and 1999, by quarter, as reported by NASDAQ. The quotations set forth below do not include retail markups, markdowns or commissions and may not represent actual transactions.

                                                     HIGH       LOW
                                                     ----       ---
                   Fiscal 1997
                   -----------
                   June 30                          $2.88     $1.75
                   September 30                      2.25      1.06
                   December 31                       2.56      1.50
                   March 31                          2.44      1.56

                   Fiscal 1998
                   -----------
                   June 30                          $1.88     $1.56
                   September 30                      1.63      1.25
                   December 31                       1.84      1.31
                   March 31                          2.75      1.13

                   Fiscal 1999
                   -----------
                   June 30                          $4.63     $2.84
                   September 30                      3.19      1.44
                   December 31                       2.94      1.50

                     INFORMATION WITH RESPECT TO MICROFRAME
                     --------------------------------------

         The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998 (the "Company 10-KSB") and the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1998 (the "Company 10-QSB"), which were previously filed with the Commission, are annexed hereto as Appendix F and Appendix G, respectively. As of the date of this Information Statement, the Company has not filed any reports pursuant to the Exchange Act subsequent to the Company 10-QSB.

Year 2000 Compliance

Background. Some computers, software, and other equipment include programming code in which calendar year data is abbreviated to only two digits. As a result of this design decision, some of these systems could fail to operate or fail to produce correct results if "00" is interpreted to mean 1900, rather than 2000. These problems are widely expected to increase in frequency and severity as the year 2000 approaches, and are commonly referred to as the "Year 2000 problem."

Assessment. The Year 2000 problem could affect computers, software and other equipment used, operated or maintained by the Company. Accordingly, the Company is reviewing its internal computer programs and systems to ensure that the programs and systems will be Year 2000 compliant. The Company has already upgraded its software programs and has carried out certain tests of its accounts payable and accounts receivable files which are date sensitive and found all systems to operate properly. The Company believes that its internal management information systems, billing, payroll and other information services are Year 2000 compliant. Furthermore, the Company presently believes that all of its computer systems will be Year 2000 compliant in a timely manner. However, while the estimated cost of these efforts are not expected to be material to the Company's financial position or any year's results of operations, there can be no assurance to this effect.

         In addition, there can be no assurance that the computer systems of other companies on which the Company's systems rely will be timely modified, or that a failure to modify such systems by another company, or modifications that are incompatible with the Company's systems or software, would not have a material adverse effect on the Company. The Company has had discussions with its material vendors and suppliers with respect to the Year 2000 compliance of such entities. Based upon such discussions, the Company believes that it is not likely that the Company's relationships with such entities will result in a material adverse effect on the Company's business or results of operations in connection with Year 2000 compliance.

                             SELECTED FINANCIAL DATA
                             -----------------------

         The following table presents selected financial data of the Company. The information set forth below should be read in conjunction with "Pro Forma Condensed Financial Statements" contained in this Information Statement as well as "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements and notes thereto included elsewhere in this Information Statement. The consolidated statement of operations data set forth below for each of the two years ended March 31, 1998 and March 31, 1997 and the consolidated balance sheet data at March 31, 1998 are derived from, and are qualified by reference to, the audited consolidated financial statements contained in the Company 10-KSB annexed hereto as Appendix F, and should be read in conjunction with those financial statements and the notes thereto. The consolidated balance sheet data at March 31, 1996, 1995 and 1994 are derived from the audited consolidated balance sheets of the Company at those aforementioned dates, which are not included elsewhere in this Information Statement. The consolidated statement of operations data for each of the three years ended March 31, 1996, 1995 and 1994 are derived from audited consolidated financial statements not included elsewhere in this Information Statement. The balance sheet data as of September 30, 1998 and the statement of operations data for the six months ended September 30, 1998 have been derived from unaudited consolidated financial statements included in the Company's Form 10-QSB as of September 30, 1998 annexed hereto as Appendix G. The historical financial information may not be indicative of the Company's future performance.


                                                         Year Ended March 31, (1)
                              ---------------------------------------------------------------------
                                                                                                            Six Months
                              1994           1995             1996            1997             1998         ended 9/30/98
                              ----           ----             ----            ----             ----         -------------

Net Sales                  $   4,744,554   $ 7,126,391    $    6,258,243    $ 7,343,624    $   10,217,911    $   6,177,903
Income Before
   Cumulative Effect of
   an Accounting Change          233,092       364,797        (1,993,700)       342,451           711,310          249,585
Cumulative Effect of
Accounting Change (Note
A)                               950,000           ---               ---            ---               ---              ---
Income (Loss) from
   Continuing Operations       1,183,092       364,797        (1,993,700)       342,451           711,310          249,585
Earnings Per Share
   Basic                            0.35          0.10             (0.54)          0.07              0.15             0.05
   Diluted                          0.32          0.10             (0.54)          0.07              0.14             0.04
Total Assets                   3,885,587     4,337,929         3,558,171      4,682,373         6,375,432        8,448,542
Long-Term Obligations                  0             0           (72,833)       (30,398)                0                0
Dividends Declared                     0             0                 0              0                 0                0


1  Balance Sheet data is at March 31 of each year and at September 30, 1998.

   Note A

   Effective April 1, 1993, the Company adopted SFAS No. 109. Adopting this accounting standard permitted the Company to increase net income for fiscal 1994 by $950,000, by accruing the anticipated future benefits of applying the Company's available net operating loss carry forwards against anticipated future taxable income on which tax would otherwise be payable. In connection with the Company's adoption of SFAS No. 109, the Company considered a valuation allowance to be unnecessary.

                       INFORMATION WITH RESPECT TO SOLCOM
                       ----------------------------------



Description of Business
-----------------------

General

         SolCom, founded in 1992, is a developer of remote monitoring technology. Originally approved by the Internet Engineering Task Force (IETF) in 1992, Remote MONitoring, or RMON, is a standard protocol for users to proactively manage multiple local area networks (LANs) and wide area networks
(WANs) from a central site. RMON 1 identifies errors, alerts administrators to network problems and baselines networks in addition to its remote network analyzer capabilities. RMON's recent enhancement, RMON 2, enables network managers to access higher-level network-wide application and protocol information. RMON 2 also provides enterprise-wide and/or point-to-point traffic statistics that enable trouble-shooting and network capacity planning.

         SolCom's products provide for traffic analysis and monitoring for a wide range of network media applications and allow companies to provide network trouble shooting and traffic and protocol analysis of distributed remote sites from a central location. SolCom provides a wide range of media via dedicated hardware with all information being delivered and available via Graphical User Interfaces (GUI) that are available for Microsoft Windows and NT and a range of UNIX platforms.

Financial Information About Industry Segments

         See SolCom's financial statements attached as Appendix E hereto.

Principal Products and Markets

         SolCom has an expanding base of both end-users and resellers in Europe and the United States. SolCom has also developed a strong "Original Equipment Manufacturer" (OEM) relationship with an industry leading network equipment supplier who manufactures SolCom products under license. SolCom is headquartered in Livingston, Scotland with a sales and marketing subsidiary, SolCom Systems, Inc., in Reston, Virginia.

         SolCom's typical end-user customer profile consists of large, knowledge-based organizations with multiple distributed sites over a large geographical area. The SolCom product range is developed to allow network managers of companies that have large distributed LANs and WANs to control their distributed sites from a central site.

         Existing Products

         Hardware Products. The SolCom range of hardware (generically referred to as "RMON probes") are devices that are distributed to LANs and WANs and perform data collection and consolidation functions. Each RMON probe connects to a specific media type, e.g., Ethernet,

Token Ring or FDDI. SolCom currently produces 18 different products that are capable of monitoring the complete range of LAN/WAN media types.

         SolCom provides an extensive range of RMON probes to monitor RMON1 and RMON2 data across the full range of LAN/WAN media. Used in conjunction with "Information Consolidation" management packages, the network manager has complete overview of the operational functionality of the network. The following are descriptions of SolCom's RMON probe products:

         o        RMON Engine

         With full RMON1/RMON2 support and powerful hardware this product simplifies network management in mixed LAN/WAN environments. The chassis can be customized via three slots that may be populated with combinations of a wide range of network interface cards. Interface cards are now available for many popular LAN and WAN topologies including ATM and Frame Relay. As network environments evolve, managers will find they can keep pace simply by altering the combination of interface cards in the RMON Engine.

         All of the data gathered by the RMON Engine may be retrieved by a management station via the SLIP port or the 10/100 Mbps Ethernet port, both of which are built into the engine.

         o        FDDI RMON Probe

         With 20 group RMON-style implementation, the FDDI probe is an ideal solution for monitoring heavily loaded segments. Available for single- and dual-attach connections, the probe comes with 16MB memory standard (upgradeable to 64 MB), and optional SLIP port.

         o   Token Ring RMON Probe

         The Token Ring RMON probe monitors 4M and 16M bps Token Ring LANs, and is an ideal solution for monitoring heavily loaded Token Ring networks.

         o 4-port 10/100 (Fast) Ethernet + ( Multi -segment Fast Ethernet Environment)

         With up to 128 MB of memory and full RMON support, the four-port 10/100 Ethernet probe provides 10 MB or 100MB Ethernet monitoring on each port. This proactive, centralized solution pinpoints potential faults and provides the reactive power of an analyzer.

         o   4-port Ethernet + RMON Probe   (Multi-segment Ethernet environment)

         The SolCom four-port Ethernet probe is designed for wire speed monitoring of multi- segment Ethernet networks. This high performance RMON (1& 2 compliant) is an ideal solution for monitoring heavily loaded distributed Ethernet segments.

         o        Ethernet + RMON Probe  (Heavily loaded Ethernet environment)

         Designed  for full wire speed  monitoring  of  Ethernet  networks,  the
         SolCom Ethernet+ probe has full RMON support, plus SolCom MIB extensions. It is an ideal solution for monitoring heavily loaded distributed Ethernet segments.

         Software Products. In order to utilize SolCom's hardware products, SolCom has developed a "Graphical Use Interface" that operates over a variety of platforms, including Windows 95, Windows NT and UNIX.

         SolCom believes that its combination of software and hardware-products provides a unique set of capabilities for network managers within the SolCom target market and brings the following technical and business benefits to these companies.

         Key Technical Benefits:

         o        Quick resolution of user problems
         o        Easy access to information
         o        Control of multiple WANs and LANs
         o        Proactive and reactive analysis
         o        Scaleable solutions
         o        Low cost entry
         o        Standards based

         Key Business Benefits:

         o        Less user down time
         o        Rapid response to network user problems
         o        Fewer remote site visits
         o        Better use of technical expertise
         o        Reduced network administration
         o        Improved network design

         RMON 2 Business Benefits

         Enhanced  management  information  can  be  obtained  from  the  latest addition to the IETF RMON Specification, the RMON 2 (RFC 2021). This specification enhances the type and quality of information that can be delivered to both the chief information officer and network manager of any enterprise organization.

         RMON 2 will allow organizations to police internet usage, provide usage statistics by both the host and conversation at the network and applications layers. Network managers will be able to determine not only the identity of a network user but which resources such users are utilizing and with which applications.

         Network managers with a properly implemented RMON solution can deliver business benefits to any organization by delivering information that can maximize uptime and user productivity by ensuring minimum down time and lowest response times. RMON delivers these benefits by providing information, through network monitoring, that can allow the network manager to take proactive steps to ensure that the network performs properly and in the event of a network failure, identify the fault source as quickly as possible. Since many network faults are intermittent in nature, the continuous monitoring provided by RMON increases the likelihood that network faults can be detected and corrected, with the additional benefit of carrying out such tasks at remote sites.

         The following are some of the benefits that the SolCom RMON products provide in connection with a wide variety of media types and applications:


                                                         Business Benefits
                                                        (Questions you can               RMON Groups
Benefits               Description                       answer)                            Used
-------------------------------------------------------------------------------------------------------
Link and           Host and Conversation             Are you paying too              RMON 1 History,
Network Usage      Statistics:                       much for under utilized         RMON 2 User
                   Are your links under              networks?  Are busy             History, Protocol
                   utilized or over utilized,        networks interfering            Distribution.
                   who is causing the usage,         with your ability to
                   who is hogging the                carry out work in a
                   bandwith, which                   timely manner?  Can
                   protocols are the most            "chatty" protocols on
                   bandwidth hungry, what            your network be
                   times of the day are your         reconfigured to lessen
                   networks under strain             usage?  Can retiming of
                   and when are they quiet?          batch jobs (e.g.
                                                     backups) save
                                                     resource?

Internet Usage     Host and Conversation             What resources are              RMON 2 Network
                   Statistics:                       most targeted on your           Layer Host Table,
                   Who are the biggest               network and by whom?            RMON 2 Network
                   users of the Internet or          Information on usage            Layer Matrix Table,
                   your Intranet?  Where are         that can be used to             Network Layer and
                   they going?                       assign costs by either          Application Layer
                                                     department or user.             Top N Tables


                                      -42-



                                                         Business Benefits
                                                        (Questions you can               RMON Groups
Benefits               Description                       answer)                            Used
-----------------------------------------------------------------------------------------------------
Policing Policy    Host and Conversation             Have the ability to             RMON 2 Network
                   Statics:                          track non valid use of          Layer Host Table,
                   What are users doing on           the Internet, Job               RMON 2 Network
                   the Internet?                     Searches, Shopping              Layer Matrix Table,
                                                     Malls and                       Network Layer and
                                                     Pornography.  Ensure            Application Layer
                                                     users are working, not          Top N Tables
                                                     surfing.

Security           Host Statistics: Who is           Search for non-valid IP         RMON 2 Network
                   on your net and do they           addresses and see what          Layer Host and
                   have access rights?               resource they have              Matrix Tables
                                                     been trying to access.

Planning           Network and                       A properly planned and          All statistical groups.
                   Application Layer                 implemented network is
                   Information: Use the              the most cost effective
                   various statistics to             network.  This can only
                   properly plan for changes         be obtained by having
                   in network usage, either          accurate information to
                   increased numbers of              begin with and
                   users, change of                  monitoring changes and
                   application type or both.         implementation.

Fault Finding      Tracking and                      Technical Support               All statistical groups,
                   Pinpointing Faults:               responds to faults              enhanced filtering
                   Enhanced information              quicker, downtime and           using RMON 2
                   delivered by RMON 2               lost user productivity is       Network layer and
                   ensures that fault finding        minimized.  User                Application layer
                   is more seamless.                 confidence is high.             information.


         New/In-Process Research & Development Products and Markets

         NetWorx Products. During the last 12 months, SolCom has continued to develop, and in late 1999 it is expected that it will begin to introduce, a range of products that enhances SolCom's ability to provide large scale enterprise management solutions. SolCom is developing "NetWorx" products that will provide network managers the ability to monitor, evaluate and control all aspects of their network from a single, remote point.

         NetWorx is being developed by SolCom as the industry's first comprehensive management tool. NetWorx will be the industry's first integrated platform for proactive, remote, secure management and monitoring of voice, data and video networks. It uses Dial up, Telnet or SNMP connections so that managers can monitor, evaluate and control all aspects of their network from a single, remote point. Network managers will have the unique capability of being able to remotely monitor and proactively react to alarms received from any piece of legacy equipment or triggered by Remote MONitoring ("RMON") traffic monitoring. (i.e., based on a user-configured set of circumstances ION can remotely reboot a router, send out SNMP requests to restart a link, reconfigure a PBX etc.).

         The capability is extremely flexible and customizable, allowing the user to automatically do repetitive tasks. This self-healing capability alone results in substantial time and cost savings. The powerful feature set includes: flexible, high density RMON 1 and 2 traffic monitoring for LAN, VLAN, WAN and ATM networks; remote element management via expandable serial ports and environmental control through an expandable Real World Interface. IN and OUT of band, multi level, secure access is via 2 PCMCIA slots for modem/ISDN connections in addition to 2x10/100 Ethernet ports. The full feature set positions NetWorx as a Proactive, Remote, Intelligent, Integrated Secure Management Solution. The NetWorx product range brings the following benefits to the network managers:

      o  Cost savings
         o less equipment required
         o less  travel  time  to  and  from  remote  sites
         o less  technician intervention
         o ability to manage multiple remote elements

      o  Flexibility
         o customizable product
         o capability to evolve with the network and legacy equipment
         o can be integrated with standards based network software

      o  Time savings
         o reduced network downtime
         o increased user productivity
         o more  effective  planning of deployment  network  equipment
         o onboard flash for remote software
         o utilizes dial up capabilities
         o technicians can  remotely  log on for a real time view
         o information  overload for managers is prevented

      The following are descriptions of SolCom's NetWorx products:

         o        LRENG-E-DB

         A 4 Port Ethernet Daughter Boards with 4 x 10 M Ethernet ports, a RJ 45 connection for a slot on the LRENG product.

         o        LRENG-TR-DB

         A 2 Port Token Ring Daughter Boards with 2 x 4/16 M Token Ring ports, a RJ 45 connection for a slot on the LRENG product.

         o        LRENG-E100-DB

         A Half Duplex 100 M Ethernet Daughter Boards with one 10/1000 Half Duplex Ethernet card with a RJ45 connection for slot in the LRENG product.

         o        LRENG-E100-FD

         A Full Duplex 100 M Ethernet Daughter Boards with one 10/1000 Full Duplex Ethernet card with a RJ45 connection. The connection requires two slots in the LRENG product.

         o        LRENG-WAN-V-DB

         A V Series WAN Daughter Boards with a single port WAN card with a V series support via a Y-Cable into a 50 Pin Connector for V.11, V.35 and
         V.24 that requires one slot in the LRENG product.

         o        LRENG-WAN-E1-DB

         An E1 Series WAN Daughter Boards with a single port WAN Card with an E1 series support that requires one slot in the LRENG product.

         o        LRENG-WAN-T1-DB

         A T1 Series WAN Daughter Boards with a single port WAN card with a T1 series support that requires one slot in the LRENG product.

         o        T3

         A T3 Series WAN Daughter Boards with a single port WAN card with a T3 series support that requires two slots in the LRENG product.

         o        ATM FIBRE

         An ATM Fibre Daughter Boards with a 155M ATM support and Fibre connections. Requires two slots on the LRENG product.

         o        ATM RJ45

         An ATM RJ45 Daughter Boards with a 155M ATM support and RJ45 connections. Requires two slots on the LRENG product.

         o        ATM E3

         An E3 Series WAN Daughter Boards with a single port WAN Card with an E3 series support that requires two slots in the LRENG product.

         o        ATM DS3

         A DS3 Series ATM daughterdboard with a single port ATM Card with a DS3 series support that requires two slots in the LRENG product.

         o        LRENG-HSSI

         A HSSI Series ATM Daughter Boards with a single port ATM Card with HSSI series support that requires two slots in the LRENG product.

         ASIC Products. Application Specific Integrated Circuit ("ASIC") products incorporate all the hardware and software required to carry out specific tasks on a single computer chip. This has the potential to lead to a substantial increase in processing speed and reduction in the cost of manufacturing. Designing ASIC systems will require SolCom to experience a steep learning curve while the engineers become familiar with this technology. SolCom is attempting to position itself so that it has ASIC design capability in-house and that the increase in ASIC processing speed is incorporated into its product range. SolCom expects the ASIC to provide increases in processing speed in the magnitude of 10 times greater speed as compared with SolCom's current offerings as well as significantly lower its build costs. The ASIC technology will provide the following benefits when incorporated into SolCom products:

      o  Very high packet processing speeds
      o  Significantly lower build costs

The following are descriptions of SolCom's ASIC products:

         o        LRE+

         An Ethernet Remote Network Monitoring Probe with 8 MB Memory, and support for RMON 2 with upgrade to 16, 32 or 64 MB by addition of Memory Modules. The LRE+ has both AUI connection and RJ 45 connection, plus a RS232 port for SLIP (Out of band) access.

         o        LRE+4

         A 4-Port Ethernet Remote Network Monitoring Probe with 8 MB Memory that is upgradeable to 16, 32 or 64 MB by addition of Memory Modules. Fully supports RMON 2. The LRE+4 has both AUI connections and RJ 45 plus a RS232 port for SLIP (Out of band) access.

         o        LRE+4/100

         A 4 Port 10/100 Ethernet Remote Network Monitoring Probe with 8 MB Memory that is upgradeable to 16, 32 or 64 MB by addition of Memory Modules. Fully supports RMON 2. Connections are AUI or RJ 45 for 10M Ethernet and RJ45 for 100 M Ethernet. There is a RS232 port for SLIP (Out of band) access.

         o        LRT

         A Token Ring Remote Network Monitoring Probe with 8 MB Memory that is upgradeable to 16, 32 or 64 MB by addition of Memory Modules. It has full support for RMON 2. The connection is via a 9 pin IBM type 1 connection or RJ45. There is a RS232 port for SLIP (Out of band) access.

         o        LRF-S

         FDDI, Single attach, Remote Network Monitoring Probe with 8 MB Memory, which is upgradeable to 16, 32 or 64 MB by addition of Memory Modules. Provides full support for RMON 2. Connection is via a Multimode transceiver. There is a RS232 port for SLIP (Out of band) access.

         o        LRF-D

         FDDI, Dual attach, Remote Network Monitoring Probe with 8 MB Memory and upgradeable to 16, 32 or 64 MB by addition of Memory Modules. Fully supports RMON 2. The connection is via 2 Multimode transceivers.. There is a RS232 port for SLIP (Out of band) access.

      Development Stage of Research & Development Efforts

      SolCom's IPR&D projects have not yet reached technological feasibility. The two projects, NetWorx and ASIC, are expected to be commercially launched in May or June of 1999 and April 2001, respectively. To date, $260,000 has been spent on NetWorx products and $220,000 has been spent on ASIC products in connection with research and development expenses. An additional $200,000 is expected to be spent to complete the initial release of the NetWorx products. The ASIC project will need another estimated $600,000 to release the first ASIC product.

      The Company's management expects that both the NetWorx and ASIC projects will be successfully completed within the time frame described above. The following points describe the developments that need to be completed for the NetWorx project:

     o    Hardware development complete with all associated drivers
     o New operating system running with completed developed code, ported to NetWorx and launched

     o Daughter Cards must be completed with associated drivers o Software needs to be completed for the Daughter Cards o Daughter Cards must be tested in the NetWorx platform

ASIC is in the initial design stages and is undergoing initial design implementation. The following points describe the development efforts that must be completed for the ASIC project:

     o Engineers need to complete familiarization with technology o A chip manufacturer to work with must be found o Design has to be verified on the complex simulation systems o Design will then have to be refined numerous times o Manufacture of the chip will have to commence o Testing and verification that the chip is successful will need to occur

         Since future revenues are primarily generated from the products in development, should these projects not be successfully developed or completed, the negative impact on SolCom's future results from operations would be significant.

Marketing and Distribution

         Original Equipment Manufacturer (OEM). SolCom has attracted substantial OEM and "re-badge" opportunities and approximately 50% of its gross income is presently derived from such opportunities. SolCom has developed relationships with certain significant participants in the network management markets and the introduction of its latest products is likely to expand these opportunities. In the nine months ended March 31, 1998, SolCom realized gross revenue of (pound)534,000 ($881,000) from OEM sources.

         European Market. SolCom sells to corporate end-users via a reseller channel. These resellers typically have an established customer base to which they introduce the SolCom products and to which they usually sell complementary tools. SolCom has established relationships of this type in the UK and Germany and has recognized the need to expand the same throughout Europe. SolCom currently has 11 authorized business partners with whom it has established contractual relationships and 4 unauthorized resellers who are carrying the product to establish market viability before formalizing the relationship. In the nine months ended March 31, 1998, SolCom realized gross revenue of (pound)330,000 ($544,000) from this market.

         United States Market. SolCom has had a presence in the United States since 1994 through an agency relationship with EQSOR, and since 1996 SolCom Systems, Inc., a wholly-owned subsidiary of SolCom, has had 5 full time employees providing sales and marketing functions with a particular emphasis on the US federal government. The US office has established a number of reseller relationships with both commercial and federal contractors and has established presence on 3 GSA contracts. In the nine months ended March 31, 1998, SolCom realized gross revenue of (pound)168,000 ($277,000) from this market. SolCom has identified the US, which accounts for 55% of the global market for its products, as the key to SolCom's future growth.

         For a more detailed discussion of the financial information about SolCom's foreign and domestic operations and export sales, reference is made to SolCom's financial statements attached hereto as Appendix E.

Competition

         Both the network management market in general and the niche market targeted by SolCom specifically (i.e., RMON) are highly competitive. SolCom believes that it is well positioned in this market with key differentiation from competitors, including overall coverage and media spread of the RMON products; the performance of the SolCom product set; the port densities and price performance ratios of SolCom products and SolCom's fault finding capabilities together with short- and long-term reporting capabilities.

         SolCom's principal competitors include NetScout Inc., Hewlett-Packard, Inc., Technically Elite, Inc., Visual Networks, Inc., Sync Research, Inc., Net2Net Corporation, Desktalk Systems, Inc. and Concord Communications, Inc. Additional general competitors include 3Com Corp. and Bay Networks Inc., which have internal embedded RMON solutions.

Sources and Availability of Raw Materials

         SolCom designs its hardware products utilizing readily available parts from major manufacturers, which are obtainable through multiple suppliers and it intends to continue this approach. While SolCom does not anticipate any significant price increases or supply interruption, there can be no assurance of this.

Working Capital and Inventory

         SolCom derives its working capital from share capital and revenue from sales. SolCom maintains a low inventory of finished products, although in order to support its product range, inventories of components and sub-assemblies are maintained at a relatively high level. As a general practice customer purchases are built to order. SolCom does not have a return policy, although it honors returns and replacement of defective merchandise. The level of returned inventory is not material to SolCom's business. SolCom customarily provides 30-day payment terms to its customers. Management believes these practices to be consistent with industry practices.

Dependence on Particular Customers

         SolCom has one large OEM vendor, Hewlett-Packard, Inc., that accounts for approximately 50% of its business and contributes significantly to SolCom's business and operations. SolCom has in place 3-year extendible contracts with the OEM client but it is SolCom's intention to decrease its dependence on this customer through the growth of its own channel business.

Intellectual Property, Licenses and Labor Contracts

         SolCom holds no patents on any of its technologies but does license some technology from third parties. These third party licenses are not critical to SolCom's operations. SolCom has made significant efforts to ensure that its products are difficult to copy or compete with in the market but competitive products of a similar nature have been introduced to the market. None of SolCom's logos or style have been trademarked or copyrighted. None of SolCom's employees are in any labor union and SolCom believes it has a satisfactory relationship with each such employee.

Employees

         As of March 31, 1998, SolCom and its subsidiary employed 32 employees, all but two of whom are full time. As of that date, there were 13 engineers, two in customer support, one internal information technology person, one in quality assurance, four in sales, three in marketing, three in production, two in finance and three in administration.

Description of Property

         SolCom currently leases 4,000 square feet of space at 1 Meikle Road, Livingston, Scotland at a rent of (pound)43,000 ($71,000) per year. SolCom's wholly-owned subsidiary, SolCom Systems Inc., leases 436 square feet in a managed office facility at 1801 Robert Fulton Drive, Reston, Virginia, at a rent of $3,817 per month.

Legal Proceedings

         SolCom is not a party to any material pending legal proceedings.

Market Price of and Dividends on SolCom's Common Equity and Related Stockholder Matters

         There is no established United States or foreign public trading market for any of SolCom's common equity securities. As of the date hereof, there are twenty (20) record holders of the share capital of SolCom. SolCom has not declared or paid any dividends on its common stock.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         SolCom has had no changes of, or disagreements with, its accountants within the most recent two fiscal years.

                             SELECTED FINANCIAL DATA

         The following table presents selected financial data of SolCom. The information set forth below should be read in conjunction with "Pro Forma Condensed Financial Statements", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements and notes thereto annexed hereto as Appendix E. The Consolidated Statement of Operations data set forth below for each of the two years ended March 31, 1998 and the consolidated balance sheet data at March 31, 1998 are derived from, and are qualified by reference to, the audited consolidated financial statements included in this Information Statement, and should be read in conjunction with those financial statement and the notes thereto.

SolCom Systems Ltd.
Consolidated Figures 1993-1998
(1998  figures are for 9 months ended 31 March 1998)
(Balance  Sheet data is at March 31 of each respective year)
(Estimated Conversion Rate as of January 10, 1999 = 1.6 U.S. dollars per U.K. pound sterling)

                                                                                             SIX MONTHS
                                                                                                ENDED
                                                     UK FORMAT                               SEPTEMBER 30,     US GAAP FORMAT
                                                     ---------                               -------------     --------------

                      1993          1994         1995       1996      1997         1998           1998       1997          1998
                    ---------- ----------- ----------- ----------- ----------- ------------  ----------     ---------   ----------
                      (pound)      (pound)      (pound)    (pound)    (pound)   (pound)      (pound)      (pound)   (pound)
Total Sales              61,891     399,789       524,615    788,450    972,141   1,028,145       550,000   1,003,000    1,031,000
Profit/(Loss)           (48,292)    (30,279)       18,299     14,868   (513,563)   (406,110)     (421,000)   (557,000)    (439,000)
Profit/(Loss) per share  (26.80)      (0.94)         0.57       0.45      (0.02)      (0.01)         0.00       (0.02)      (0.01)
Total Assets             18,419     197,000       286,000    767,000    818,000   1,012,000       557,000     645,000      624,000
Long Term Liabilities     7,407      17,296        13,655     47,867    106,947      18,336        23,000     106,000       18,000
Preference Shares                    30,000        30,000     30,000     30,000      30,000        30,000      30,000       30,000
Reserve for Preference                5,100        15,300     25,500     35,700      46,212        51,312          --           --
Dividend & Dividend on
Redemption


         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
         ---------------------------------------------------------------
                              RESULTS OF OPERATIONS
                              ---------------------

         The following discussion and analysis should be read in conjunction with SolCom's financial statements and notes thereto and the other financial information included elsewhere in this Information Statement. Except for the historical information contained herein, the discussions in this Information Statement contain forward-looking statements that involve risks and uncertainties. SolCom's actual results could differ materially from those discussed herein.

         SolCom's financial statements for the fiscal year ended June 30, 1996 have been audited and were prepared in accordance with U.K. GAAP. SolCom's financial statements for the fiscal year ended June 30, 1997, and for the nine-month fiscal year ended March 31, 1998, have been audited and were prepared in accordance with both U.K. and U.S. GAAP. SolCom's financial statements for the six-month period ended September 30, 1998 were prepared in accordance with both U.K. and U.S. GAAP, but are unaudited.

Overview

         SolCom designs, develops and markets high-performance, remote monitoring devices for network applications. SolCom expects that substantially all of its revenue for the foreseeable future will be derived from the sale and license of its remote monitoring devices and network management software in the corporate and government markets.

         SolCom's future financial performance will depend in part on the successful development, introduction and customer acceptance of new products in the future. The success of new products depends on a number of factors, including proper selection of such products, successful and timely completion of product development, judging product demand correctly, market acceptance of SolCom's new products, securing production capacity for manufacturing of devices and SolCom's ability to offer new products at competitive prices. Many of these factors are outside the control of SolCom.

         There can be no assurance that SolCom will be able to identify new product opportunities successfully, will develop and bring to market new products or will be able to respond effectively to new technological changes or product announcement by others. A failure in any of these areas would have a material adverse effect on SolCom's business, financial condition and operating results.

         SolCom expects that its products will be subject to significant pricing pressures in the future. In addition, SolCom expects to continue to increase its operating expenses for personnel and new product development. Yield or other production problems or shortages of supply may increase SolCom's manufacturing costs. If SolCom does not achieve increased levels of revenues commensurate with these increased levels of operating expenses, SolCom's operating results will be materially adversely affected. There can be no assurance as to the level of sales or earnings experienced by SolCom in any given period in the future.

         SolCom's operating results are expected to be subject to quarterly and other fluctuations due to a variety of factors, including increased competitive pressures, fluctuations in manufacturing yields, availability and cost of products from SolCom's suppliers, the timing of new product announcements and introductions by SolCom, its customers or its competitors, changes in the mix of products sold, the gain or loss of significant customers, increased research and development expenses associated with new product introductions, market acceptance of SolCom's products and new or enhanced versions of SolCom's products, product obsolescence, the timing of significant orders, and changes in pricing policies by SolCom, its competitors or its suppliers. SolCom's operating results also could be adversely affected by economic conditions generally or in various geographic areas where SolCom or its customers do business, other conditions affecting the timing of customer orders, or order cancellations or rescheduling. Many of the factors listed above are outside the control of SolCom, are difficult to forecast and could materially affect SolCom's quarterly or annual operating results.

Results of Operations

         Revenue. SolCom's revenue is derived principally from the sale of RMON devices and accompanying software. SolCom recognizes revenue from product sales to customers upon shipment.

         SolCom's  revenues in 1996, 1997 and 1998 were  (pound)758,000  ($1.174 million), (pound)1.003 million ($1.655 million) and (pound)1.269 million ($2.094 million), respectively. The increases in revenue from 1996 to 1997 ((pound)183,000 ($304,000)) and 1997 to 1998 ((pound)298,000 ($495,000)) were principally attributable to increases in royalty revenue ((pound)489,000 ($812,000) over the two-year period. The increase from 1997 to 1998 (27%) was greater than SolCom's market growth of 20% but lower than management's expectations. Management attributes this to a delay of approximately 6 months in fully implementing SolCom's RMON 2 technology to its full product range, as well as the departure of SolCom's European sales manager. RMON 2 has now been fully implemented and the sales manager has been replaced successfully. The RMON 2 delay also affected other vendors and while the delay affected SolCom's financial performance, it is not expected to result in any substantial competitive disadvantage on a going-forward basis.

         SolCom obtains significant revenue from royalties on its products which have been licensed to third parties pursuant to OEM contracts with certain customers. Royalty revenues in 1996, 1997 and 1998 were (pound)149,231 ($231,308), (pound)332, 830 ($549,170) and (pound)645,336 ($1.065 million), respectively. Royalty revenues increased 137% from 1996 to 1997, and 94% from 1997 to 1998. The increases were principally due to a broadening of the range of SolCom's licensed products. Management expects this growth to continue over the next 12 months.

         SolCom believes that it is in a strong market and extremely well positioned to show strong growth over the next 12 months. The need for network management products is increasing and there is, as yet, no clear or strong leader in the field.

         SolCom had a net profit in 1996 of (pound)14,868 ($23,045). SolCom's net loss for 1997 and 1998 was (pound)557,000 ($919,000) and (pound)665,000
($1.081 million), respectively.

         Cost of Revenue. Cost of revenue consists primarily of purchases of materials and contract manufacturing costs, shipping costs, and write-downs for excess or obsolete inventory. SolCom's cost of revenue in 1996, 1997 and 1998 was (pound)205,758 ($318,925), (pound)193,000 ($318,450) and (pound)276,000
($455,400), respectively. Cost of revenue increased 43% from 1997 to 1998 principally as a result of the expansion in sales. As a percentage of revenue, cost of revenue was 26% in 1996, 19% in 1997 and 22% in 1998. The decrease in cost of revenue from 1996 to 1997 resulted from a change in the overall product base, with revenue from royalties and services (for which gross margins typically approach 100%) accounting for 37% in 1997 as compared with 29% in 1996.

         Cost of revenue and the corresponding gross profit or loss could be affected in the future by various factors, including changes in the proportion of total revenue contributed by royalties, the sales volume of SolCom's products, competitive pressures and inventory write-downs.

         Research and Development Expenses. Research and development expenses consist primarily of salaries and benefits, non-recurring engineering and design services, cost of development tools and software, cost of manufacturing prototypes and consultant costs. For the purpose of U.K. GAAP financial statements, SolCom has capitalized certain product development expenditures. Financial statements prepared in accordance with U.S. GAAP do not include such capitalization.

         SolCom's research and development expenses in 1996, 1997 and 1998 were (pound)112,298 ($174,062), (pound)201,619 ($332,671) and (pound)299,935
($494,893), respectively. Research and development expenses increased 91% from 1996 to 1997 and 49% from 1997 to 1998. The increase in research and development expenses over these periods was primarily due to the development and implementation of RMON 2 ((pound)124,000 ($206,000)) and the introduction of new hardware products including the RMON Engine ((pound)68,000 ($113,000)) and the range of WAN and ATM probes ((pound)85,000 ($141,000)). In addition, a substantial portion of the research and development expenses relating to the last two fiscal years ((pound)129,000 ($214,000)) can be attributed to in-process research and development products which are expected to be completed in fiscal 2000. SolCom anticipates that it will continue to devote substantial resources to research and development and that these expenses will increase in absolute amounts in 1999 and 2000.

         Marketing and Sales Expenses. Marketing and sales expenses consist primarily of salaries, benefits, commissions and bonuses earned by sales, marketing and administrative personnel, promotional and trade show expenses and travel expenses.

         SolCom's marketing and sales expenses for 1996, 1997 and 1998 were (pound)91,243 ($141,247), (pound)132,705 ($218,963) and (pound)99,634
($164,396), respectively. Marketing and sales expenses increased 55% from 1996 to 1997 and decreased 25% from 1997 to 1998. The decrease was primarily due to a reallocation of SolCom's resources to research and development.

         General  and  Administrative   Expenses.   General  and  administrative
expenses consist primarily of salaries, benefits and bonuses earned by executive and administrative personnel and fees for professional and legal services.

         SolCom's general and administrative expenses for 1996, 1997 and 1998 were (pound)345,884 ($536,120), (pound)940,295 ($1.551 million) and (pound)1.173 million ($1.936 million), respectively. General and administrative expenses increased 189% from 1996 to 1997 and 25% from 1997 to 1998. These increases were primarily due to expansion of the business in connection with broadening of the product range, the introduction of RMON 2 and opening of the office in the United States..

Interest Expense and Interest Income. SolCom has no material interest expense or interest income.

Liquidity and Capital Resources

         Since inception, SolCom has financed its operations primarily through private sales of stock. As of September 30, 1998, SolCom had no available cash or cash equivalents. Losses in 1997 and 1998 ((pound)557,000 ($925,000) and (pound)665,000 ($1,104,000), respectively) translated into cash deficits from operations of (pound)489,000 ($812,000) in 1997 and (pound)242,000 ($402,000) in
1998, the principal difference in 1998 being an increase ((pound)325,000 ($540,000)) in accounts payable and accrued expenses. In addition, cash used for investment in property and equipment amounted in the two years to (pound)157,000 ($261,000) and (pound)39,000 ($65,000), respectively. In addition to cash on hand at June 30, 1996 ((pound)350,000 ($581,000)), financing of the cash requirement in 1997 was achieved by securing both an overdraft ((pound)132,000
($219,000))  and  a  term  loan  ((pound)247,000  ($410,000)),   both  from  the
Clydesdale Bank, although this was off-set by scheduled repayments under term loans and capital leases of (pound)76,000 ($126,000). In 1998, the bank overdraft was reduced by (pound)116,000 ($193,000) and there were scheduled repayments under term loans and capital leases of (pound)130,000 ($216,000), which together with the cash requirements for operations and investment were financed by the issue of ordinary shares which generated (pound)521,000 ($865,000).

         To date, SolCom's investing activities have consisted primarily of purchases of property and equipment. Although SolCom spent (pound)157,000 ($259,050) on capital expenditures in 1997, a 223% increase over 1996, SolCom spent only (pound)39,000 ($64,350) on capital expenditures in 1998, a decrease of 75%. This was due primarily to a decrease in available cash principally resulting from a significant increase in staffing, the opening of a new office in Livingston, Scotland and the establishment of a branch office in Reston, Virginia, all of which occurred in 1998. Of the total investment of (pound)248,000 ($412,000) over the three-year period, (pound)166,000 ($276,000)
was sent on computer and development equipment and (pound)82,000 ($136,000) on office equipment and furnishings. SolCom needs to increase its capital expenditures in order to further expand its research and development initiatives and to grow its employee base as the business grows. The timing and amount of future capital expenditures will be controlled by the Company and will affect SolCom's future growth.

         Subsequent to consummation of the Transaction, SolCom's capital resources will be provided by the Company. In the event the Transaction is not consummated, SolCom's current cash and cash equivalents would not provide sufficient liquidity to fund operations without additional debt or equity financing, and SolCom would need to raise additional capital through the issuance of debt or equity securities. Although management believes that such financing would be available from existing or new investors or lenders, there can be no assurance that SolCom would be able to raise additional financing or that it would be available on terms satisfactory to SolCom, if at all. If such financing were not available, SolCom would need to reevaluate its operating plans.

Year 2000 Compliance

         SolCom believes that its internal management information systems, billing, payroll and other information services are Year 2000 compliant. SolCom has already carried out certain tests of its accounts payable and accounts receivable files which are date sensitive and found all systems to operate properly. SolCom has reviewed its product line and found that none of its products are date sensitive. Accordingly, SolCom currently estimates that its costs associated with Year 2000 compliance will not have a material adverse effect on SolCom's business, financial condition or results of operations.

                 -----------------------------------------------
                 ITEM 2 - ADOPTION OF 1998 STOCK OPTION PLAN AND
                               1998 U.K. SUB-PLAN
                 -----------------------------------------------



         The following is a summary of the Company's 1998 Stock Option Plan (the "Plan"), substantially in the form annexed hereto as Appendix C, and the Company's 1998 U.K. Sub-Plan (the "Sub-Plan" and together with the Plan, the "Plans"), substantially in the form annexed hereto as Appendix D.

Eligibility. Options may be granted under the Plan to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of the Company. Options under the Sub-Plan may only be granted to those individuals who are employees, consultants and/or directors of SolCom and who reside in the U.K. Although options under the Plan may be granted to such individuals, it is the Company's intention to grant options under the Plan only to individuals who are not employees, consultants and/or directors of SolCom and who do not reside in the U.K. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options not constituting ISOs ("NQSOs"). The aggregate market value of Common Stock for which an eligible employee may be granted ISOs under the Plan which are exercisable during any calendar year is $100,000.

Stock Subject to the Plan. The aggregate number of shares of Common Stock for which options may be granted under the Plans is 3,000,000, subject to adjustment in the future as described below. It is currently estimated that approximately 500,000 options will be granted in connection with the Sub-Plan. Such shares may consist either in whole or in part of authorized but unissued shares of Common Stock or Common Stock held by the Company in its treasury. Common Stock related to the unexercised portion of any terminated, expired, canceled or terminated option will be made available for future option grants under the Plan or Sub-Plan, as applicable.

Administration. Both of the Plans are administered by the Board of Directors of the Company which, to the extent it determines, may delegate its powers with respect to the administration of the Plans to a committee of the Board (the "Committee") consisting of not less than two (2) directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act. Unless otherwise provided in the by-laws of the Company, a majority of the members of the Committee constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, will be the acts of the Committee.

Differences between Plan and Sub-Plan. In order to comply with the U.K. Inland Revenue, the Plan and the Sub-Plan differ in certain material respects, including without limitation, the following:

         1. Certain powers reserved for the Committee in the Plan are prohibited in the Sub- Plan, including the Committee's discretion to determine the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an Option and if so whether and under what circumstances to waive such restriction; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installment; and with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an Option granted under the terms of the Plan.

         2. In connection with the exercise of stock options, installment payments and payments with shares of Common Stock is prohibited in the Sub-Plan.

         3. The Sub-Plan does not differentiate between "incentive stock options" and "non-qualified stock options."

Terms and Conditions of Options. Each option granted under the Plans will be evidenced by an appropriate contract (the "Option Contract") which will contain such terms and conditions not inconsistent with the Plans as may be determined by the Board or Committee in its discretion.

         An option (or any installment thereof), to the extent then exercisable, will be exercised by giving written notice to the Company at its principal office, stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Option Contract, in the case of the Plan only, permits installment payments) (a) in cash and/or a certified check or (b) in the case of the Plan only and not the Sub- Plan, with the authorization of the Committee, with cash, a certified check and/or previously acquired shares of Common Stock, having an aggregate fair market value on the date of exercise equal to the aggregate exercise price of all options being exercised; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes.

         An optionee will not have the rights of a shareholder with respect to the shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to him for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

         The exercise price of shares of Common Stock under any Option Contract granted under the Plans is determined in the discretion of the Board or Committee, except that the exercise price of an ISO cannot be less than the fair market value of the Common Stock subject to such option on the date of grant, or, in the case of an optionee owning more than 10% of the combined voting power of all classes of stock of the Company, less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plans.

         Nothing in the Plans or in any option granted in connection therewith will confer on any optionee any right to continue as an employee, consultant or director of the Company or of any of its subsidiaries, or interfere in any way with any right to terminate such relationship at any time for any reason whatsoever without liability to the Company.

         Except as may otherwise be expressly provided in the applicable Option Contract, an optionee who ceases to be an employee, consultant or director of the Company for any reason may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such optionee's employment, consultancy or directorship is terminated for cause or without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Option Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company or any of its subsidiaries (b) within three months after the termination of his employment or consulting relationship with the Company or any of its subsidiaries (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of his disability, the options granted to him as an employee of, or consultant to, the Company or any of its subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his legal representative, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Option Contract, any optionee whose employment or consulting relationship with the Company or its subsidiaries has terminated by reason of his disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         No option granted under the Plans may be assigned or transferred except by will or by the applicable laws of descent and distribution; and each such option may be exercised during the optionee's lifetime only by the optionee or his legal representative. Except as otherwise provided, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and will not be subject to execution, attachment or similar process and any attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

Adjustment with respect to Options. In the event of any change in the outstanding Common Stock of the Company be reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spinoff, split-up, combination or exchange of shares or the like, which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plans, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board of Directors, whose determination will be conclusive and binding on all parties thereto. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) a transaction (or series of related transactions) in which
(i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to shareholders of the Company with respect to their stock in the Company), any outstanding options shall terminate upon the earliest such event, unless other provision is made therefor in the transaction.

Term and Amendment. The Plans will terminate on June 11, 2008, unless sooner terminated by the Board. The Board may also amend the Plans (subject, in certain instances, to shareholder approval or, in the case of the Sub-Plan, approval of the U.K. Inland Revenue). The rights of optionees under options outstanding at the time of the termination or amendment of the Plans will not be adversely affected (without the written consent of the optionee) by reason of the termination or amendment and will continue in accordance with the terms of the option (as then in effect or thereafter amended).

Compliance with Securities Laws. It is a condition to the exercise of any option granted pursuant to either of the Plans that either (a) a registration statement under the Act, with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Act for the issuance of shares of Common Stock upon such exercise. Nothing in the Plans should be construed as requiring the Company to register shares subject to any option under the Act.

         The Committee may require the optionee to execute and deliver to the Company representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a registration statement under the Act which is effective and current with respect to the shares of Common Stock being sold or (ii) a specific exemption from the registration requirements of the Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel, satisfactory to the Company in form, substance and scope and satisfactory to the Company as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee determines that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, NASDAQ, or under any applicable law, or that the consent or approval of any governmental agency or regulatory body is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

Federal Income Tax Consequences

         The following is a general summary of the Federal income tax consequences relating to ISOs and NQSOs under the Plans. This description is based on current law including cases, administrative rulings, and final, temporary and proposed regulations, all of which are subject to change (possibly with retroactive effect). It should be understood that this summary is not exhaustive, that final regulations have not yet been issued for all Code provisions regarding ISOs, and that special rules not specifically discussed herein may apply in certain situations. In addition, this description does not apply to optionees who are not citizens or residents of the United States.

         ISOs Exercised With Cash. No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon on the exercise of an ISO with cash will be equal to the exercise price paid by him for such shares.

         If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and neither the Company nor SolCom will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

         If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company (or, in the case of an optionee who is an employee of SolCom, SolCom) generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         NQSOs Exercised With Cash. No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company (or, in the case of an optionee who is an employee of SolCom, SolCom) will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by him or her for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

         Exercises of Options Using Previously Acquired Shares. If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or an NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

         However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year- after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

         The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

         Any shares received by the optionee on such exercise in excess of the Replacement Shares will be treated in the same manner as a cash exercise of an option (either an ISO or NQSO, depending upon the nature of the underlying option) for no consideration.

         Alternative Minimum Tax. In addition to the Federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds his regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward.

                    ----------------------------------------
                    ITEM 3 - APPROVAL OF THE REINCORPORATION
                    ----------------------------------------


         Pursuant to the Reincorporation, the Company will merge with and into Ion Networks, Inc., a Delaware corporation ("Ion"), pursuant to and in accordance with that certain Agreement and Plan of Merger dated as of December 15, 1998 by and between the Company and Ion (the "Merger Agreement"). The Merger Agreement is annexed hereto as Appendix I. The separate corporate identity of the Company will cease upon such merger and all properties, rights and obligations of the Company will immediately inure to Ion. The Company may reconsider the Reincorporation in the event that more than one (1%) percent of the Shareholders exercise dissenters' rights.

         Reasons for the Reincorporation. The Board of Directors of the Company believes that the proposed Reincorporation would create a more favorable and flexible corporate structure through which the Company will have the ability to carry out its business purposes.

         Approval by the Board of Directors. The Board of Directors of the Company believes that the Reincorporation is in the best interests of the Company and the Shareholders and has unanimously approved the Reincorporation.

         Approval of the Shareholders. The requisite number of Shareholders have approved the Reincorporation pursuant to the Written Consents. The Company, as the sole shareholder of Ion, has approved the Reincorporation.

         Conduct of Business Following Reincorporation. The Company's operations will not be affected by the Reincorporation. Following the consummation of the Reincorporation, the Company's business and operations will continue unchanged except that the Company will be operating as a Delaware corporation.

         Effect on the Company's Financial Statements. The consummation of the Reincorporation will not have a material effect on the presentation of the financial statements of the Company.

         Effect on Shareholders. The Shareholders will not be materially affected by the Reincorporation. Each share of Common Stock will be automatically canceled and converted into an identical share of common stock of Ion. Each share of common stock of Ion shall have substantially the same rights and preferences as the shares of Common Stock.

         Differences between Delaware and New Jersey Corporate Law

         Disadvantages to Changing the State of Incorporation. The Delaware General Corporation Law (the "DGCL") generally provides many advantages to the controlling stockholders of a Delaware corporation at the expense of minority stockholders. In addition, the DGCL provides less protection than the laws of the State of New Jersey to stockholders desiring added protection against takeover transactions with major stockholders, particularly with respect to the timing of such a transaction and the minimum price per share that must be received by stockholders of a corporation incorporated in New Jersey.

                  New Jersey law also provides dissenting stockholders more opportunities to receive the fair value of their shares when they object to corporate transactions, providing a longer list of transactions to which appraisal rights can apply. Delaware permits appraisal rights only in the case of certain mergers or consolidations. Finally, Delaware law provides more expansive indemnification protection for corporate officers and directors than does New Jersey law. This difference means that there are fewer opportunities for the assets of New Jersey corporations to be available for depletion resulting from reimbursements of the costs of judgments and litigation expenses incurred by corporate officers and directors.

         Significant Differences Between the Delaware and New Jersey Corporate Laws. Although it is impractical to note all the differences between the NJBCA and the DGCL, the following is a brief summary of significant differences between the rights which a stockholder of the Company presently has under New Jersey law and the rights such stockholder would have under Delaware law.

                  1.       Stockholder Voting Rights

                  New Jersey requires the affirmative vote of a majority of a corporation's outstanding shares entitled to vote in order to authorize a merger or consolidation and the affirmative vote of two-thirds (2/3) of a corporation's outstanding shares entitled to vote in order to authorize a dissolution. See NJBCA ss.14A:10-3 and 14A:12-4.

                  Except in certain limited situations when no vote of stockholders is required, Delaware law requires the affirmative vote of only a majority of the outstanding shares entitled to vote to authorize any such action. See DGCL ss.251 and 275.

                  2.        Dissenters' Appraisal Rights

                  New Jersey law provides that upon strict compliance with the applicable statutory requirements and procedures, a dissenting stockholder has the right to receive payment of the fair value of his shares if he objects to:
(i) most types of mergers; (ii) consolidations; or (iii) dispositions of assets requiring stockholder approval. See ss. 14A:11-1.

                  Delaware law provides that appraisal rights do not apply: (i) to a stockholder of the surviving corporation in a merger if approval by the stockholders of such surviving corporation is not required; or (ii) with certain limitation and qualifications, to any class of stock which is either listed on a national securities exchange or held of record by more than 2,000 stockholders. See DGCL ss.262.

         Effect on Capitalization/Certificate of Incorporation/By-Laws. The capitalization of Ion will be identical to the capitalization of the Company following the Reincorporation. The certificate of incorporation and by-laws of the Company will remain substantially similar to the certificate of incorporation and by-laws of Ion following the Reincorporation.

         Certain Federal Income Tax Consequences. The following discussion addresses certain material federal income tax consequences of the Reincorporation to the Shareholders who hold their shares as capital assets (within the meaning of Section 1221 of the Code). The discussion is based on the current provisions of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice. It does not address all aspects of federal income taxation that may be relevant to particular Shareholders in light of their specific circumstances, or to certain types of Shareholders subject to special treatment under the federal income tax laws, including, without limitation, insurance companies, tax-exempt organizations, foreign persons, financial institutions or broker-dealers, and Shareholders who acquired their Common Stock pursuant to the exercise of employee stock options or in other compensatory transactions. This discussion also does not address the state, local, foreign, estate, gift or other federal tax consequences of the Reincorporation. There can be no assurance that the Internal Revenue Service will not take a contrary view to any expressed herein. No rulings have been or will be requested from the Internal Revenue Service with respect to the tax consequences of the Reincorporation. Moreover, legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein, possibly with retroactive effect.

         A Shareholder not exercising appraisal rights will not recognize any gain or loss as a result of the Reincorporation. The tax basis of the Ion common stock received by the Shareholder will be equal to the tax basis of the Common Stock exchanged therefor, and the holding period of the Ion common stock will include the holding period of the Common Stock surrendered in the Reincorporation.

         A Shareholder who exercises his appraisal rights with respect to the Common Stock and receives payment therefor will generally recognize capital gain or loss measured by the difference between the amount of cash received for the Common Stock and the Shareholder's basis in the Common Stock, unless the redemption is essentially equivalent to a dividend within the meaning of Section 302 of the Code (a "Dividend Equivalent Transaction"). The resulting capital gain or loss, if any, will be long-term capital gain or loss if the Shareholder held the Common Stock for more than twelve months at time the Common Stock is redeemed pursuant to the Shareholder's exercise of the appraisal rights.

         The determination of whether a Shareholder's exercise of appraisal rights is a Dividend Equivalent Transaction is made by comparing the Shareholder's proportionate interest in the Company after the Reincorporation with the Shareholder's proportionate interest prior to the Reincorporation. In making this comparison, there must be taken into account any shares considered to be owned by the Shareholder by reason of the constructive ownership rules set forth in Section 318 of the Code. A redemption involving a Shareholder owning (both directly and by application of the foregoing constructive ownership rules) a minority interest in the Company generally will not be deemed to be a Dividend Equivalent Transaction if the Shareholder exercises no control over the affairs of the Company and experiences a reduction in his proportionate interest in the Company as result of the exercise of the appraisal rights.

         THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE REINCORPORATION (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

         If you have any questions regarding this Information Statement, the Transaction, the Plans or the Reincorporation, please contact Mr. John F. McTigue, the Company's Chief Financial Officer, at:


                                MicroFrame, Inc.
                               21 Meridian Avenue
                            Edison, New Jersey 08820
                                 (732) 494-4440


                                        By Order of the Board of Directors



                                        Stephen B. Gray
                                        President and Chief Executive Officer

_________, 1999

                               INDEX OF APPENDICES


APPENDIX A    Share Purchase Agreement, as amended
APPENDIX B    Fairness Opinion
APPENDIX C    1998 Stock Option Plan
APPENDIX D    1998 U.K. Sub-Plan
APPENDIX E    Financial Statements of SolCom
APPENDIX F    MicroFrame, Inc.  Form 10-KSB for the  period ended March 31, 1998
APPENDIX G    MicroFrame, Inc. Form 10-QSB  for  the  period ended September 30,
              1998
APPENDIX H    New Jersey Business  Corporation Act ss.14A:11-1 and  ss.14A:11-2
APPENDIX I    Agreement and Plan of Merger

                                   APPENDIX A

                            SHARE PURCHASE AGREEMENT

                                    AGREEMENT

                                      among

                                 MICROFRAME, INC

                                       and

                                     OTHERS

                                       and

                             SOLCOM SYSTEMS LIMITED




                               SEMPLE FRASER W.S.
                                   Solicitors
                               10 Melville Street
                                EDINBURGH EH3 7LU
                               Tel: 0131 623 8777
                               Fax: 0131 623 7201

                                                             AGREEMENT

                                                               among

                                                  MICROFRAME,  INC a New  Jersey
                                                  corporation     having     its
                                                  principal    office    at   21
                                                  Meridian Avenue,  Edison,  New
                                                  Jersey  08820,   U.S.A.   (the
                                                  "Buyer")

                                                                and

                                                  THE  PERSONS  whose  names and
                                                  addresses  are  set  forth  in
                                                  columns   1  and   2  of   the
                                                  Schedule annexed hereto (each,
                                                  a  "Seller"  and  collectively
                                                  the "Sellers")

                                                                and

                                                  SOLCOM   SYSTEMS   LIMITED   a
                                                  company incorporated under the
                                                  Companies   Act  1985  of  the
                                                  United  Kingdom and having its
                                                  registered  office  at  Solcom
                                                  House,  Meikle  Road,  Kirkton
                                                  Campus,    Livingston    ("the
                                                  Company")


WHEREAS

A The parties hereto entered into an agreement on 14th and 17th August 1998 providing, subject to the fulfilment of certain conditions, for the sale and purchase of the whole ordinary issued share capital of the Company;

B The parties hereto wish to make certain amendments to the terms, conditions and provisions of the sale and purchase agreement referred to above and to document certain other arrangements agreed between them.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS

1.       INTERPRETATION AND DEFINITIONS

         1.1 In this agreement unless otherwise specified or the context otherwise requires:

                  (i) reference to the "Sale and Purchase Agreement" shall mean the sale and purchase agreement referred to in the first recital hereto, and

                  (ii) the provisions set out in the "Interpretation" section (A) of the Sale and Purchase Agreement shall apply herein as therein subject to such amendments as are set out herein, and

                  (iii)   "the/this   Amendment   Agreement"   shall  mean  this
                           agreement, and

                  (iv) "clauses" shall mean clauses of this Amendment Agreement.

                           1.2 In construing this Amendment Agreement the euisdem generis rule shall not apply and accordingly the interpretation of general words shall not be restricted by being preceded by words indicating a particular class of acts, matters or things or being followed by particular examples, and

                           1.3 In this Amendment Agreement the headings to clauses are used for convenience only and shall not affect the construction hereof, and

                           1.4 Reference in the Sale and Purchase Agreement to "the/this Agreement" shall be deemed to be a reference to the Sale and Purchase Agreement as amended by the Amendment Agreement.

         2.       AMENDMENTS TO SALE AND PURCHASE AGREEMENT

                           2.1 With effect on and from the date of final execution hereof it is agreed by and among the parties hereto that the terms, conditions and provisions of the Sale and Purchase Agreement shall be amended as follows:-

                                    (a)     In the fourth  recital the words "as
                                            amended by an agreement  amongst the
                                            same parties  dated on or around the
                                            final  date  of   execution  of  the
                                            Amendment   Agreement   (the   "LIFE
                                            Amendment   Agreement")"   shall  be
                                            inserted at the end thereof, and

                                    (b)     The fifth  recital shall be deleted,
                                            and

                                    (c)     In the sixth recital, the words "and
                                            the  Buyer   intends  to  place  the
                                            Company in  sufficient  funds on and
                                            following  Closing  to so redeem all
                                            of  the  CULS  in 12  equal  monthly
                                            payments  from  Closing  to the  day
                                            being    the    eleventh     monthly
                                            anniversary  of  the  Closing  Date"
                                            shall be  inserted  after  "July 23,
                                            1998" in the last line thereof, and

                                    (d)     In   the   Interpretation    Section
                                            (A)(i), the words "and the amendment
                                            agreement  entered  into  among  the
                                            Sellers,  the Buyer and the  Company
                                            dated on or around December 21, 1998
                                            in terms of which the parties hereto
                                            agreed  to amend  the  terms of this
                                            Agreement  with effect from the last
                                            date of execution  of the  amendment
                                            agreement      (the       "Amendment
                                            Agreement")"  shall  be added at the
                                            end thereof, and

                                    (e)     In the  Interpretation  Section (F),
                                            the second to seventh  lines thereof
                                            inclusive  shall be deleted  and the
                                            following  substituted therefor "the
                                            30,000     cumulative     redeemable
                                            preference  shares of (pound)1  each
                                            in  the   capital  of  the   Company
                                            registered   in  the   name  of  and
                                            beneficially    owned   by   Lothian
                                            Investment   Fund   for   Enterprise
                                            Limited", and

                                    (f)     In   Section    1.2.1   the   number
                                            "2,675,401" shall be substituted for
                                            the  number  "5,800,000",   and  all
                                            references  to "c" shall be  deleted
                                            as well as the  words  from "and 'c'
                                            equals .......  Closing Date" in the
                                            tenth and  eleventh  lines  thereof,
                                            and

                                            the words  from  "Without  prejudice
                                            .............  Consideration"  shall
                                            be   deleted   and   the   following
                                            substituted  thereof  "In the  event
                                            that  the  condition  set  forth  in
                                            Section 8 (r)(ii)  is not  satisfied
                                            for  any   reason   whatsoever   the
                                            parties    explicitly    agree   and
                                            acknowledge  that  the  Buyer  shall
                                            have   the   option   in  its   sole
                                            discretion either (i) not to proceed
                                            to Closing  with no liability to the
                                            Buyer or the Sellers or (ii) proceed
                                            to  Closing   in  which   event  the
                                            aggregate consideration for the sale
                                            of the Shares  shall be reduced by a
                                            number   equal   to   15%   of   the
                                            Consideration  or in the event  that
                                            the  warranty  set out in clause 3.6
                                            of the Amendment Agreement is agreed
                                            or  proved  to  have  been  breached
                                            before     Closing    the    parties
                                            explicitly   agree  and  acknowledge
                                            that, that part of the Consideration
                                            attributable    to   the   Executive
                                            Directors  shall  be  reduced  by  a
                                            number  equal to the amount by which
                                            the management  accounts referred to
                                            in   clause   3.6  are   understated
                                            divided by $2.75", and

                                    (g)     In Section 1.4, the numbers "186206"
                                            "186206"  and  "93103"  respectively
                                            shall be substituted for the numbers
                                            "400,000",  "400,000"  and "200,000"
                                            where they  appear in the  eleventh,
                                            twelfth and fourteenth lines thereof
                                            and the  number  "465515"  shall  be
                                            substituted     for    the    number
                                            "1,000,000"  in the  twenty-  eighth
                                            line  thereof,  and  the  words  "as
                                            amended by the agreement amongst the
                                            Buyer,  the  Sellers,  the  Sellers'
                                            Representatives and the Escrow Agent
                                            annexed  hereto as  Exhibit  AA (the
                                            "Escrow Amendment  Agreement") shall
                                            be  inserted  after the words  "(the
                                            "Escrow  Agreement")"  in the thirty
                                            third line thereof, and

                                    (h)     In  Section  2, the  words  and date
                                            "June 30, 1999" shall be substituted
                                            for the words and date "December 31,
                                            1998" in the fifth line thereof, and

                                    (i)     In Section 3.58,  all  references to
                                            "The Supplemental Disclosure Letter"
                                            shall be deleted, and

                                    (j)     In Section 4 (including Sections 4.1
                                            to   4.26   and   the   introductory
                                            paragraph thereto) all references to
                                            Section  10.2  and the  Supplemental
                                            Disclosure  Letter shall be deleted;
                                            and

                                    (k)     In  Section  4 the  words  ", in the
                                            case  of  the  warranties  given  in
                                            Section  10.5,"  shall  be  inserted
                                            after the words  "Agreement  and" in
                                            the  fourth  line  thereof  and  the
                                            words  "in  each   case"   shall  be
                                            deleted from the third line thereof,
                                            and

                                    (l)     In  Section  4.15 the words  "before
                                            or" shall be inserted after the word
                                            "done" on the third line thereof and
                                            the  words  "and the  Sellers  shall
                                            have   no   liability    under   the
                                            Warranties,  Section 10.5 or Section
                                            12  in  respect   of  such   knowing
                                            creation or  increase in  liability"
                                            shall be  inserted  after  the words
                                            "Section   12"  in  the  fifth  line
                                            thereof , and

                                    (m)     In Section 4.24, the words "or under
                                            Sections  7.18  or  Schedule   7.18"
                                            shall be deleted, and

                                    (n)     The  existing  Section 4.26 shall be
                                            deleted,     and    the    following
                                            substituted  therefor  "The  Sellers
                                            shall not be liable  for any  breach
                                            of  Warranty  where the  breach  has
                                            been solely and  directly  caused by
                                            the failure of the Buyer to meet its
                                            obligations   under   clauses   3.1,
                                            3.2(a)  and  3.3  of  the  Amendment
                                            Agreement  provided that the Buyer's
                                            failure   has  not  been  caused  by
                                            inaccurate  information  supplied to
                                            the  Buyer  for  the   purposes   of
                                            meeting such  obligations  or by any
                                            failure  to provide  information  in
                                            due time.", and

                                    (o)     In  Section  5.1(c),  the words "the
                                            CULS  and the  sum of  (pound)40,000
                                            advanced as a loan by Michael  David
                                            Rutterford and another in the period
                                            prior  to  the   execution   of  the
                                            Amendment   Agreement   "  shall  be
                                            inserted  after  the word  "Date" on
                                            the last line thereof, and

                                    (p)     In Section 7, the following sentence
                                            shall  be  added  to the  end of the
                                            introductory  paragraph  immediately
                                            prior to Section 7.1

                                            "Where the Executive Directors,  the
                                            Company   or  one  or  more  of  the
                                            Sellers  covenant(s) or undertake(s)
                                            to do or not to omit to do  anything
                                            in  terms  of this  Section  7,  the
                                            Buyer  shall  not   voluntarily  and
                                            deliberately  do anything  and shall
                                            use its best  endeavors  to  procure
                                            that its officers  and  employees do
                                            not  voluntarily or  deliberately do
                                            anything which it/they know would of
                                            itself   obstruct,    interfere   or
                                            inhibit  in any way the  performance
                                            of such covenant or  undertaking  by
                                            the Executive Directors, the Company
                                            or the Sellers (as  appropriate) and
                                            in so far as the  Buyer or others as
                                            aforesaid  shall  be  guilty  of any
                                            such   voluntary,   deliberate   and
                                            knowing  act  prior  to the  date on
                                            which Closing would  otherwise  have
                                            occurred  the  Buyer  shall  not  be
                                            entitled to rely on non  performance
                                            of   the   relevant    covenant   or
                                            undertaking  as a reason to  decline
                                            to  proceed  to  Closing in terms of
                                            Sections 8(b) and 13.1", and

                                    (q)     In Section 7.1 the words "and in any
                                            event the Buyer  hereby  consents to
                                            the   conversion   of  the  warrants
                                            referred  to in Section 8 (p)" shall
                                            be added at the end thereof, and

                                    (r)     In Section 7.7 the words "unless the
                                            Buyer or its  officers or  employees
                                            are already  actually  aware of such
                                            occurrence  or  incidence"  shall be
                                            inserted  after  the word  "loss" in
                                            the last line thereof, and

                                    (s)     In Section 7.14, the words "with the
                                            prior  written  consent of the Buyer
                                            (such consent not to be unreasonably
                                            withheld or
                                            delayed)"  shall be substituted  for
                                            the  words   "for  the   purpose  of
                                            .......... Section 7.18," and

                                    (t)     Section  7.18 shall be  deleted  and
                                            the following substituted therefor:

"7.18    Additional Undertakings
                           7.18.1 The Company undertakes to the Buyer in the period between the date of final execution of the Amendment Agreement to Closing, without prejudice to but notwithstanding the foregoing provisions of this Section, as follows:-

                                    (a)     to  deliver  to the  Buyer  ten (10)
                                            days in  advance  of  each  calendar
                                            month a revenue and  capital  budget
                                            for the calendar  month  immediately
                                            following and to adopt the same only
                                            with the prior approval of the Buyer
                                            (given or refused  within  three (3)
                                            business  days  (meaning  a day when
                                            banks in  Scotland  and New  Jersey,
                                            U.S.A.   are  open  for  all  normal
                                            banking  business)  of  delivery  of
                                            such budget by the  Company.  In the
                                            event of refusal the Buyer shall set
                                            out in reasonable detail its reasons
                                            for  refusing  and where the Company
                                            then  resubmits the relevant  budget
                                            the   foregoing   provisions  as  to
                                            approval or refusal shall apply) and
                                            to ensure that the operations of the
                                            Company  during  that  month  do not
                                            result  in any  expenditure  or loss
                                            having an adverse impact (meaning by
                                            more than  $50,000) on the projected
                                            figures  contained in such  budgets,
                                            and

                                    (b)     to deliver  to the Buyer  within ten
                                            (10)   days   of  the  end  of  each
                                            calendar  month  monthly  management
                                            accounts  including  profit and loss
                                            accounts for the calendar  month and
                                            year  to  date  with  comparison  to
                                            budget,  cash flow for the  calendar
                                            month   and   year  to   date   with
                                            comparison  to budget,  and  balance
                                            sheet  with   comparison  to  budget
                                            together  with  a  report  by  Peter
                                            MacLaren  whom  failing  one  of the
                                            other  Executive  Directors  of  the
                                            Company  commenting  specifically on
                                            the key  features of the  management
                                            accounts,   reasons  for  variations
                                            from budget and any proposed  action
                                            to rectify negative variations, and

                                    (c)     to procure that there is e-mailed to
                                            the chief  financial  officer of the
                                            Buyer  on  the  Monday   immediately
                                            following  the end of each  calendar
                                            week the opening  and  closing  cash
                                            balances  from the books of  account
                                            of the  Company  in  respect of that
                                            week and details of all movements of
                                            cash in/out at bank.

                           7.18.2 The Company undertakes to the Buyer that, without prejudice to but notwithstanding the foregoing provisions of this Section or any other Section of this Agreement, during the period from the date of final execution of the Amendment Agreement to Closing except with the prior written consent of the Buyer (such consent being signed by the Chief Financial Officer of the Buyer) not to:

                                    (a)     incur any  material  (meaning  of an
                                            amount   in   excess   of   $50,000)
                                            expenditure  or  commitment  on  any
                                            individual  item (or an aggregate of
                                            individual  items  in  respect  of a
                                            related  matter) of a capital nature
                                            not provided for in the budgets
                                            approved by the Buyer as referred to
                                            in Section 7.18.1(a) and save in all
                                            events in  respect of  pursuance  of
                                            any obligation of and binding on the
                                            Company  pre-existing as at the last
                                            date of execution  of the  Amendment
                                            Agreement, or

                                    (b)     dispose of or agree to dispose of or
                                            grant any  option in  respect of any
                                            part of its assets  other than stock
                                            in the  ordinary and usual course of
                                            trading, or

                                    (c)     materially  vary  the  terms  of any
                                            Material  Contract  (as  defined  in
                                            Section 3.6), or

                                    (d)     borrow any money (except  borrowings
                                            from  the  Buyer   banks  and  other
                                            institutions  under the arrangements
                                            currently  in  force  at the date of
                                            the  Amendment  Agreement and in any
                                            event  except  where  the  Buyer has
                                            failed  to  comply  with  any of its
                                            funding   obligations  in  terms  of
                                            clauses  3.1,  3.2(a) and 3.3 of the
                                            Amendment  Agreement)  or  make  any
                                            payments  out of or  drawings on its
                                            bank  accounts  other than  payments
                                            made  in  the   ordinary  and  usual
                                            course of business, or

                                    (e)     grant  or issue or agree to grant or
                                            issue   any   mortgages,    charges,
                                            debentures or other  securities  for
                                            money or  redeem  or agree to redeem
                                            any such securities or give or agree
                                            to   give    any    guarantees    or
                                            indemnities  or similar  obligations
                                            (other  than  in  the  ordinary  and
                                            normal course of business), or

                                    (f)     appoint or dismiss  any  employee of
                                            the  Company  whose  entitlement  to
                                            basic  salary  under his contract or
                                            terms of
                                            employment exceeds $50,000 per annum
                                            (save  in  the  case  of a  rightful
                                            dismissal  in terms of the  relevant
                                            contract of employment), or

                                    (g)     alter the  terms of any  consultancy
                                            contract  or offer  to enter  into a
                                            consultancy contract or contract for
                                            services  (which would be if entered
                                            into  by  the   Company  a  Material
                                            Contract   (as  defined  in  Section
                                            3.6)) with any person or entity, or

                                    (h)     acquire  any  business or acquire or
                                            constitute any company,  corporation
                                            or  body  corporate  or  acquire  or
                                            subscribe   for   shares   or  other
                                            securities or any interest  therein,
                                            or

                                    (i)     pay any fees or  commissions  to any
                                            persons  other than fees  payable on
                                            arms-length  terms to a third  party
                                            who has rendered or will render bona
                                            fide   service   or  advice  to  the
                                            Company or within the  ordinary  and
                                            usual course of business and save in
                                            all events in  respect of  pursuance
                                            of any  obligation  of  the  Company
                                            pre-existing  as at the last date of
                                            execution    of    the     Amendment
                                            Agreement, or

                                    (j)     enter into or undertake any contract
                                            or  arrangement  other  than  in the
                                            ordinary   and   usual   course   of
                                            business    which    provides    for
                                            aggregate   payments  of  more  than
                                            $10,000 or enter  into any  contract
                                            or arrangement with its directors or
                                            any person or company  related to or
                                            connected  with any of its directors
                                            save for  contracts  referred  to in
                                            the Sale and Purchase Agreement.

                                            and generally, but without prejudice
                                            to the foregoing to consult with the
                                            Buyer with  reasonable  frequency as
                                            regards  the day to day  conduct  of
                                            the  business of the Company and the
                                            Subsidiary  and  procure  compliance
                                            with    each   of   the    foregoing
                                            provisions   of  this  Section  7.18
                                            mutatis  mutandis on the part of the
                                            Subsidiary," and

                                    (u)     In   Section   7.20.2,   the  number
                                            "2,675,401" shall be substituted for
                                            the number  "5,800,000" in the fifty
                                            first line thereof and the following
                                            shall be  inserted  as a new Section
                                            7.20.4:

                           "7.20.4 The Buyer hereby undertakes to each of Hugh Evans, Peter Wilson and Peter MacLaren that in the event of the consolidated revenues of the Buyers' Group (meaning the Buyer and each of its subsidiaries as defined in the Companies Acts) of the Company as verified by the audited consolidated financial statements of the Buyer's Group in respect of certain financial years reaching certain level then within fourteen
                                            (14) days of the end of the relevant
                                            financial year, the Buyer will enter
                                            into a second Stock Option  Contract
                                            for  performance  based  option with
                                            each such party substantially in the
                                            form   annexed   as   Exhibit  H  as
                                            follows:

                                            In the  event  of  the  consolidated
                                            revenues  of the  Buyer's  Group for
                                            the financial  year ending March 31,
                                            2000  exceeding   $$30,000,000,   in
                                            respect of 60,000 options to each of
                                            Hugh Evens and Peter Wilson provided
                                            the  relevant  ones of then have not
                                            resigned or been given notice by the
                                            Company  of the  termination  of his
                                            employment by the

                                            Company  of the  termination  of his
                                            employment   with  the  Company  and
                                            30,000  options  to  Peter  MacLaren
                                            provided he is still an employee of,
                                            or  consultant  to, the Company and,
                                            similarly,   in  the  event  of  the
                                            consolidated revenues of the Buyer's
                                            Group for the financial  year ending
                                            March     31,     2001     exceeding
                                            $60,000,000,   the  same  number  of
                                            options  to  each  of the  foregoing
                                            persons all as aforesaid."

                                    (v)     In Section 7.26,  the words and date
                                            "June 30, 1999" shall bd substituted
                                            for the words and date "December 31,
                                            1998"   in   the   fourteenth   line
                                            thereof,  and  the  following  words
                                            shall be inserted  between the words
                                            "substantial."   and  "The"  on  the
                                            twenty-fifth   line   thereof:   "In
                                            addition to (and not in substitution
                                            for) the  other  obligations  on the
                                            Buyer   contained  in  this  Section
                                            7.26,  the Buyer  undertakes  to use
                                            its reasonable  endeavours to effect
                                            Closing  by  March  31,  1999 and to
                                            obtain all requisite shareholder and
                                            other  approvals in connection  with
                                            the  transactions   pursuant  to  or
                                            contemplated   by   this   Agreement
                                            required under applicable state law,
                                            federal   law  and  the   rules  and
                                            regulations    of    the    National
                                            Association  of  Securities  Dealers
                                            Authorised  Quitation  System.  Such
                                            reasonable   endeavours   shall   be
                                            deemed to include, without prejudice
                                            to the foregoing generality:  (a) as
                                            soon as  practicable  after the date
                                            of the Amendment Agreement filing an
                                            Information  Statement with the U.S.
                                            Securities  and Exchange  Commission
                                            ("SEC");  (b)  responding as soon as
                                            reasonably  practicable  to any  and
                                            all   comments   received   on  such
                                            Information  Statement  for  SEC and
                                            thereafter as soon as reasonably
                                            practicable amending the Information
                                            Statement  accordingly;  and  (c) as
                                            soon   as   reasonably   practicable
                                            filing  such   amended   version  or
                                            versions    of    the    Information
                                            Statement with the SEC."Statement

                                    (w)     In Section 7.30, the words from "and
                                            to .......... Section 7.18" shall be
                                            deleted, and

                                    (x)     Section 7.33 shall be deleted, and

                                    (y)     In Section 7.36 the following  words
                                            shall be  inserted  after  the words
                                            "LIFE  Agreement" in the second line
                                            thereof  "as  amended  by  the  LIFE
                                            Amendment Agreement", and

                                    (z)     Section 8(a) shall be deleted, and

                                    (aa)    Section  8(b) shall be  deleted  and
                                            the following substituted therefor

                                            "Each  Seller  shall  so  far as the
                                            Buyer   is   actually   aware   have
                                            performed   and   complied   in  all
                                            material respects with all covenants
                                            and  undertakings   required  to  be
                                            performed  or complied  with by such
                                            Seller under this  Agreement and the
                                            Company  shall  have  so  far as the
                                            Buyer is actually  aware complied in
                                            all  respects  with  Section 7.18 of
                                            this  Agreement and no  notification
                                            shall  have been  given to the Buyer
                                            under Section 7.7 of this Agreement,
                                            and

                                    (bb)    Section  8(c) shall be deleted,  and
                                            the following  substituted  therefor
                                            "Each   of   the    persons/entities
                                            referred  to  in  Section  14.1  and
                                            Schedule  14.1 shall have  confirmed
                                            to the Company in terms satisfactory
                                            to the Buyer that, in respect of the
                                            transactions   contemplated  hereby,
                                            there  will upon  payment in full as
                                            referred  to in  Section  14.1 be no
                                            grounds  upon which the  Company has
                                            or  could  have  any  obligation  or
                                            liability to pay any sums in respect
                                            of fees,  outlays  and/or charges to
                                            any such  persons  or  entities  and
                                            further  each  of  such  persons  or
                                            entities  shall have  confirmed,  in
                                            terms  satisfactory  to  the  Buyer,
                                            that so long as the  Buyer  complies
                                            with its  obligations  under Section
                                            14.1 to  make  monthly  payments  to
                                            such persons or entities, they shall
                                            not   instigate   any    proceedings
                                            (whether legal or otherwise) against
                                            the    Company    in    respect   of
                                            professional   fees  or  outlays  or
                                            charges  of any kind for a period of
                                            eleven   (11)    months    following
                                            Closing", and

                                    (cc)    In  Section  8(m) the  words  "Keith
                                            Baker" shall be deleted, and

                                    (dd)    Section  8(p) shall be deleted,  and
                                            the following  substituted  therefor
                                            "All existing  warrants to subscribe
                                            for ordinary  shares of 1 pence each
                                            in the capital of the Company  shall
                                            have  been  exercised  in  full  and
                                            shall  otherwise  be of no  effect",
                                            and

                                    (ee)    Section  8(q) shall be deleted,  and
                                            the following  substituted  therefor
                                            "The terms of any loans from Michael
                                            David Rutterford and/or Barry Sealey
                                            to the Company do not
                                            conflict with the repayment terms in
                                            respect   thereof   referred  to  in
                                            Section 14.1", and

                                    (ff)    Section  8(r) (i) shall be  deleted,
                                            and

                                    (gg)    Section 8 (u) shall be deleted, and

                                    (hh)    Section 8 (v) shall be deleted.

                                    (ii)    In Section 8(x) the words  "pursuant
                                            to  Section  7.18"  shall be deleted
                                            and the word "not" shall be inserted
                                            between   the  words   "shall"   and
                                            "have",  and the words "at  Closing,
                                            and the  terms  of all  the  CULS in
                                            issue shall have been altered to the
                                            reasonable satisfaction of the Buyer
                                            to  provide  for  redemption  by the
                                            Company  over a period  of 12 months
                                            on Closing  and in 11 equal  monthly
                                            instalments thereafter with a waiver
                                            of the  former  rights to redeem set
                                            out in clause  10 of the loan  stock
                                            instrument   constituting  the  CULS
                                            dated July 23, 1998 and the right to
                                            convert  set out in clause 6 of that
                                            instrument  " shall  be added at the
                                            end thereof, and

                                    (jj)    In Section  10.2 all  references  to
                                            "the     Supplemental     Disclosure
                                            Letter," the  "Warranties  set forth
                                            in  Section   3",  the   "Warranties
                                            contained in Section 3" and "Section
                                            10.3"  shall  be  deleted,  and  the
                                            words  "and  the  relevant   Sellers
                                            shall be  deemed  to so  warrant  in
                                            respect   of   clause   3.6  of  the
                                            Amendment  Agreement" shall be added
                                            after the  words "in all  respects",
                                            and the following  sentence shall be
                                            added  at the end  thereof  "For the
                                            avoidance  of doubt  the  Warranties
                                            set
                                            forth in Section 3 are given only on
                                            signing  of this  Agreement  and are
                                            not  repeated  at  Closing or at any
                                            other time", and

                                    (kk)    Section  10.3.1 and  Section  10.3.2
                                            shall be deleted, and

                                    (ll)    In  the  introductory  paragraph  of
                                            Section    10.5   the   words   "the
                                            Warranties set out in Section 3 and"
                                            shall be deleted, and

                                    (mm)    Section 10.5(b) shall be deleted and
                                            the following  substituted  therefor
                                            "All   warrants  to  subscribe   for
                                            shares in the capital of the Company
                                            have been  exercised in full and are
                                            otherwise  of no effect and with the
                                            exception of the Third Party Shares,
                                            the Shares  constitute  the whole of
                                            the  issued  share  capital  of  the
                                            Company, and the CULS constitute the
                                            only   loan    stocks   or   similar
                                            convertible    securities   in   the
                                            capital of the Company", and

                                    (nn)    In  Section  11, all  references  to
                                            "Section  13.2(a)" shall be deleted,
                                            and

                                    (oo)    In   Section   11.1  the  words  "or
                                            pursuant   to   clause   3  of   the
                                            Amendment  Agreement or Section 7.18
                                            of this Agreement (for breach of the
                                            latter  the Buyer  having  the right
                                            not to  close  pursuant  to  Section
                                            8(b) and not to any  other  remedy)"
                                            shall be  inserted  after  the words
                                            "the other  conditions  of Closing",
                                            and
                                    (pp)    In  Section  11.4,  the words "or in
                                            the case of the Company only, clause
                                            3 of the Amendment  Agreement" shall
                                            be inserted after the words "Section
                                            14.4", and

                                    (qq)    In  Section  11.5,  the  words  "(as
                                            updated  pursuant to Section  10.2)"
                                            and the words  "and  Schedule  7.18"
                                            shall be deleted, and the words "and
                                            (in the  case of those  Sellers  who
                                            are Executive Directors but no other
                                            Sellers) clause 3.6 of the Amendment
                                            Agreement   for  any   liability  in
                                            respect of a breach of Section  7.7"
                                            shall be  inserted  after  the words
                                            "Section 12", and

                                    (rr)    In  Section   11.7  $2.75  shall  be
                                            substituted   for  $3.12   where  it
                                            appears in the first  line  thereof,
                                            and

                                    (ss)    In Section 11.11 the words "or under
                                            clause   3.6   of   the    Amendment
                                            Agreement  or for any  liability  in
                                            respect of a breach of Section  7.7"
                                            shall be added after the words "this
                                            Agreement"   in  the   second   line
                                            thereof, and

                                    (tt)    In  Section  11.11.1  the  words "or
                                            claim   under   clause  3.6  of  the
                                            Amendment  Agreement  (for which the
                                            Executive  Directors shall be solely
                                            liable)  or  for  any  liability  in
                                            respect of a breach of  Section  7.7
                                            (for which the  Executive  Directors
                                            shall be  solely  liable)"  shall be
                                            added  after  the  words   "Relevant
                                            Claim"  in the first  line  thereof,
                                            and

                                    (uu)    In  Section  11.11.3,   the  numbers
                                            "186,206",   "186,206"  and  "93103"
                                            respectively  shall  be  substituted
                                            for the numbers "400,000", "400,000"
                                            and  "200,000"  where they appear in
                                            the fourth,  sixth and eighth  lines
                                            thereof, and

                                    (vv)    In  Section   11.11.5,   the  number
                                            "465515"  shall be  substituted  for
                                            the   number   "1,000,000"   in  the
                                            twelfth line thereof and the numbers
                                            "186,206",   "186,206"  and  "93103"
                                            shall be substituted for the numbers
                                            "400,000",  "400,000"  and "200,000"
                                            respectively   in  the   fourteenth,
                                            fifteenth   and   sixteenth    lines
                                            thereof, and

                                    (ww)    [intentionally blank], and

                                    (xx)    In  Section  11.16  the words "or in
                                            the  case  of  the  Buyer  $600,000"
                                            shall  be  added  after  the  figure
                                            "$400,000" where first used, and the
                                            following  shall be added at the end
                                            thereof "In the event of Closing not
                                            occurring  any liability on the part
                                            of the Buyer  for any  breach of any
                                            obligations  incumbent upon it under
                                            the  Amendment  Agreement  shall  be
                                            limited  to  and  shall  not  exceed
                                            $600,000  and the Buyer's  aggregate
                                            liability   for  breach   under  the
                                            Amendment  Agreement  and for breach
                                            of  Section  7.26  in the  event  of
                                            Closing  not   occurring   shall  be
                                            limited  to  $600,000  such  sum  or
                                            sums,  if payable,  to be payable to
                                            the  Sellers'   Representatives  for
                                            distribution  amongst the  Sellers",
                                            and

                                    (yy)    In Section  13.1(a) (ii),  (iii) and
                                            (iv),  the words and date  "June 30,
                                            1999" shall be  substituted  for the
                                            words and date  "December  31, 1998"
                                            where  they  appear  in  the  third,
                                            second  and  third   lines   thereof
                                            respectively, and

                                    (zz)    In  Section  13.2,  the words  "this
                                            Section  13.2(a)  and" and from "The
                                            parties agree that if this Agreement
                                            ..............    their   respective
                                            names  in  Section  7.18"  shall  be
                                            deleted, and

                                    (aaa)   In Section 14.1, the words "in equal
                                            monthly instalments over a period of
                                            12  months  commencing  on  Closing"
                                            shall be  inserted  after  the words
                                            "arrangements  to pay" and the words
                                            "in the aggregate  amounts delivered
                                            to the Buyer on or  around  the date
                                            of   execution   of  the   Amendment
                                            Agreement"  shall be inserted  after
                                            the  words  "Schedule  14.1" and the
                                            words  "subject  to the Buyer  being
                                            reasonably satisfied  ..............
                                            has been  received  by the  Company"
                                            shall be deleted,  and the following
                                            sentence  shall  be added at the end
                                            thereof  "On Closing the Buyer shall
                                            make  arrangements  to pay in  equal
                                            monthly  instalments  at Closing and
                                            on  each  of  the  following  eleven
                                            monthly  anniversaries  thereof  the
                                            amount of (pound)40,000 owing by the
                                            Company to Michael David  Rutterford
                                            and  Barry  Sealey  jointly  against
                                            delivery to the Buyer of a waiver in
                                            the agreed form", and

                                    (bbb)   the whole of Schedule  7.18 shall be
                                            deleted, and

                                    (ccc)   In Section 14.11 the words "or under
                                            the  Amendment  Agreement"  shall be
                                            inserted after the word  "hereunder"
                                            on the fourth  line  thereof and the
                                            word  "hereunder"  in the tenth line
                                            thereof and the word  "Agreement" in
                                            the  twelfth  line  thereof  and the
                                            words  "or   under   the   Amendment
                                            Agreement (as appropriate)" shall be
                                            inserted after the word  "hereunder"
                                            on the eighth line thereof.

         2.2 Save as aforesaid the terms, conditions and provisions of the Sale and Purchase Agreement shall remain in full force and effect.

3.       NEW UNDERTAKINGS

                           3.1 The Buyer has prior to the date hereof advanced and will continue to advance certain sums to the Company to meet cash requirements of the Company for the purpose of enabling it to meet its obligations/arrangements to the Buyer under a contract(s) for the supply of RMON technology and Networx technology constituted by a course of dealing. The Buyer undertakes to continue to supply certain sums to the Company for the foregoing purposes and to the extent reasonably required for the foregoing purposes in the period up to Closing. A certificate under the hand of the chief financial officer of the Buyer shall in the absence of manifest error be conclusive and binding on the parties hereto as to the aggregate amount so advanced at any time by the Buyer to the Company. The aggregate amount so advanced at any time is hereinafter referred to as "the loan".

                           3.2 The following provisions shall apply to the loan:-

                                    (a)    the loan shall be interest  free and
                                            the    whole    principal     amount
                                            outstanding  of the loan or any part
                                            thereof   shall  be  repayable   and
                                            repaid on demand served by the Buyer
                                            on the Company provided that no such
                                            demand in  respect of any amount not
                                            currently  due to the  Buyer  at the
                                            relevant  time  by  the  Company  on
                                            trading  account  (for the supply of
                                            goods or  services on an arms length
                                            basis)  shall be served by the Buyer
                                            prior to  Closing.  In the  event of
                                            Closing not occurring the

                                            Company  agrees to deliver up to the
                                            Buyer  (at the cost and  expense  of
                                            the  Company) in  repayment  or part
                                            repayment of the loan all materials,
                                            equipment,  cards  and  other  items
                                            prepared  for  supply  to the  Buyer
                                            under the foregoing  agreement(s) in
                                            respect  of which  the Buyer has not
                                            exercised  its  rights of set off or
                                            counter   claim   with    subsequent
                                            delivery  to the Buyer and valued at
                                            the normal sale price  therefor and,
                                            in any event,  the loan shall be and
                                            become immediately due and repayable
                                            and the Buyer  shall be  entitled to
                                            demand immediate  repayment  thereof
                                            in the event of the appointment of a
                                            receiver or receiver  and manager or
                                            administrative      receiver      or
                                            administrator   in  respect  of  the
                                            whole    or   any    part   of   the
                                            undertaking,  property and/or assets
                                            of the  Company,  or if an  order is
                                            made or an effective  resolution  is
                                            passed   for  the   winding   up  or
                                            liquidation   of  the  Company,   or
                                            (provided   the   following  is  not
                                            solely  and  directly  caused  by  a
                                            breach by the Buyer) if the  Company
                                            defaults  in the  payment  when  due
                                            under  the  terms  of  any  relevant
                                            agreement  of  any  principal  of or
                                            interest  on any other  indebtedness
                                            of or assumed by the Company, or the
                                            Company  becomes  bound to repay any
                                            other  indebtedness prior to its due
                                            date in  consequence of a default by
                                            the Company. The Company agrees that
                                            until Closing all such materials and
                                            others as aforesaid shall be held by
                                            the     Company     separate     and
                                            identifiable and to the order of the
                                            Buyer, and

                                    (b)     The  Buyer is hereby  authorized  to
                                            deduct   or  set   off   and   plead
                                            compensation    or    balancing   of
                                            accounts  in  respect  of any amount
                                            owed  by it to the  Company  for any
                                            arm's length trade
                                            supplies  made and  invoiced  by the
                                            Company to the Buyer in the ordinary
                                            course of  business  of the  Company
                                            between  the  period  from  the last
                                            date of execution  of the  Amendment
                                            Agreement   to  Closing   from  sums
                                            advanced to the Company by the Buyer
                                            by way of loan  under  clauses  3.1,
                                            3.2(a)  or  3.3  of  this  Amendment
                                            Agreement.

                           3.3 The Buyer undertakes on the same terms mutatis mutandis as set out in the foregoing clause 3.2 (but for these purposes excluding all references to the delivery of materials, equipment and similar items) to fund the monthly operating costs of the Company set out in the budgets approved pursuant to
                                    Section  7.18.1 (a) of the Sale and Purchase
                                    Agreement in the period between the date of final execution hereof and Closing.

                           3.4 is expected that during the three (3) month period following the last date of execution of this Amendment Agreement the obligations of the Buyer under the foregoing provisions of this clause 3 shall be between $200,000 and $300,000.

                           3.5 The Buyer undertakes to ensure that upon and after Closing the Company is in funds to the extent necessary to redeem outstanding principal and interest on the CULS and the Buyer shall ensure that the Company shall redeem the same in terms of Section 8(x) of the Sale and Purchase Agreement.

                           3.6 The Executive Directors hereby warrant to the Buyer that the management accounts of the Company and the Subsidiary as at October 31 1998, delivered to the Buyer on or around the date of final execution hereof, were properly prepared and
                                    the  accounting  principles,   policies  and
                                    procedures  applied  in the  preparation  of
                                    such  accounts  were  applied  in  a  manner
                                    consistent   with   that   adopted   in  the
                                    preparation of the last audited  accounts of
                                    the  Company  and the  Subsidiary  and  such
                                    management  accounts are not  misleading  in
                                    any   significant    respect   and   neither
                                    significantly  overstate  the  value  of the
                                    assets  nor  significantly   understate  the
                                    liabilities   of   the   Company   and   the
                                    Subsidiary as at the date thereof and for these purposes "significant" shall mean by or of an amount in excess of $50,000. No claim may be made for breach of this clause
                                    3.6 after the date falling 30 days after the Closing Date.

4.       GOVERNING LAW AND JURISDICTION

         This Amendment Agreement shall be construed in accordance with and governed by the laws of Scotland. Any action or proceedings seeking to enforce any provision of, or based on any right arising out of, this Amendment Agreement as so construed and governed shall be brought against any of the parties in the Court of Session, Edinburgh, Scotland and each of the parties hereby submits in respect of such matters to the exclusive jurisdiction of such Court (and the appropriate appellate Court) in any such action or proceeding. The Buyer hereby undertakes to each of the parties hereto that it shall observe the provisions of this Clause 4 and it shall not raise any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Amendment Agreement in respect of such matter in any Court other than the Court of Session in Edinburgh.

5.       NOTICES

         All notices, demands and other communications hereunder shall be given or served by personal delivery or by registered or certified mail (return receipt requested), postage prepaid, or by facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

         If to the Buyer, to:

                  MicroFrame, Inc.
                  21 Meridian Avenue
                  Edison, New Jersey 08820
                  Attention: Stephen B Gray
                  Fax No.: 001-732-494-4570

         with copies to:

                  James Alterbaum, Esq.
                  Parker Chapin Flattau & Klimpl, LLP
                  1211 Avenue of the Americas
                  New York, New York 10036
                  Fax No.: 001-212-704-6288

                  Kathleen Stewart
                  Semple Fraser W.S.
                  10 Melville Crescent
                  Edinburgh EH3 7LU
                  Fax No.: 0131-623-7201

         If to the Company, to:

                  SolCom Systems Limited
                  SolCom House
                  Meikle Road
                  Kirkton Campus
                  Livingston EH54 7DE
                  Scotland
                  Fax No.: 01506-461-717

If to the Sellers or any of the Sellers, to each of them at their respective addresses set out in the Schedule with a copy to:

                  Michael Sloyer Esq
                  Mayer Brown Platt
                  1675 Broadway, New York, New York
                  1009 5820
                  Fax No.: 001-212-262-1910

                  and

                  Marian Glen
                  Shepherd & Wedderburn
                  155 St Vincent Street
                  Glasgow  G2 5WR
                  Scotland, UK
                  Fax No.: 0141-565-1222

All such notices and other communications shall be deemed given or delivered or served when received, or 48 hours after mailing, or 24 hours after facsimile whichever occurs first and in proving service by mail it shall be necessary to prove that the communication was duly addressed and posted in accordance with this clause.

         IN WITNESS WHEREOF this Amendment Agreement consisting of this and the preceding twenty two pages has been executed as follows:

SUBSCRIBED at Edinburgh on
for and on behalf of
Anderson Strathern Nominees Limited
by John Kerr, Director
in the presence of:

SUBSCRIBED at Edinburgh on
for an on behalf of
Frances  Loretta De Laura
by Peter Atholl Wilson her duly
appointed attorney in the presence of:

SUBSCRIBED at Edinburgh on
for and on behalf of

Andrew Edward Sealey, Helen
Sealey, Brian Souter, Lady
Margaret  Elliott  and Ann Heron  Gloag
by Barry  Sealey,  their duly appointed
attorney in the presence of:

SUBSCRIBED  at  Edinburgh
on by William  Hugh Evans a trustee
of The Hugh Evans Family Trust
constituted by Declaration of Trust
dated September 13, 1997 in the
presence of:

SUBSCRIBED at Edinburgh on
by Keith Laing in the presence of:

SUBSCRIBED  at  Edinburgh  on
by Keith Laing for and on behalf
of Colin Laing as his duly
appointed attorney in the
presence of:

SUBSCRIBED  at Edinburgh  on
by Peter James  MacLaren for
himself and for and on behalf
of  Elizabeth  Marie  McQuillan
as her duly  appointed  attorney
in the presence of:

SUBSCRIBED at Edinburgh on by John Kerr as the duly appointed attorney of EFG Reads Trustees
Limited the present and sole trustee of
Mrs JG Rutterford's  1991 Trust
in the presence of:

SUBSCRIBED  at Edinburgh on
by John Kerr as the duly appointed
attorney of EFG Reads Trustees
Limited the present and sole trustee of

MD Rutterford's 1991 Trust in the
presence of:

SUBSCRIBED at Edinburgh on
by William Hugh Evans in
the presence of:

SUBSCRIBED at Edinburgh on
by John Kerr as the duly appointed
attorney of June Georgina Rutterford
in the presence of:

SUBSCRIBED  at Edinburgh on
by John Kerr as the duly appointed
attorney of Ali Reza Taheri in the
 presence of:

SUBSCRIBED at Edinburgh on
by Peter Atholl Wilson for himself
and separately as guardian of
Alison Elizabeth Wilson in the presence of:

SUBSCRIBED at Edinburgh on
by Michael David Rutterford in
the presence of:

SUBSCRIBED at Edinburgh on
for and on behalf of the Company
by Peter Atholl Wilson, Director
in the presence of:

SUBSCRIBED at on
for and on behalf of MicroFrame, Inc
by John McTigue, its Chief Financial
Officer in the presence of:

                                    SCHEDULE

                     SHAREHOLDERS OF SOLCOM SYSTEMS LIMITED
                                (ordinary shares)



Name                                  Address
W. Hugh Evans                         19 Pentland Drive, Edinburgh EH10 6PU
William Hugh Evans, Ruth              19 Pentland Drive, Edinburgh EH10 6PU
Evans  and David James
Thomas Henderson as
trustees of the Hugh Evans
Family Trust
Keith Laing                           43 Wester Bankton
                                      Livingston EH54 9DY
Colin Laing                           72 Gateside Avenue
                                      Haddington
                                      East Lothian
Peter J. MacLaren                     2 Glencairn Crescent
                                      Edinburgh EH12 5BS
E Marie McQuillan                     2 Glencairn Crescent
                                      Edinburgh EH12 5BS
Peter A Wilson                        6 Hermand Gardens,
                                      West Calder EH55 8BT
Alison Wilson                         6 Hermand Gardens,
                                      West Calder EH55 8BT
Lady Margaret Elliott                 8 Howe Street
                                      Edinburgh EH3 6TD
Ann H. Gloag                          Balcraig House, Scone,
                                      Perth PH2 7PJ

EFG Reads Trustees Ltd as     PO Box 641
Trustee of MD Rutterford's    1 Seaton Place, St. Helier,
Trust                         Jersey, JE4 8YJ

EFG Reads Trustees Ltd as     PO Box 641
Trustee of Mrs J.G.           1 Seaton Place, St. Helier,
Rutterford's 1991 Trust       Jersey, JE4 8YJ
Michael David Rutterford      Sherwood, 28 Redford Road, Edinburgh EH12 0AA
June Georgina Rutterford      Sherwood, 28 Redford Road, Edinburgh EH13 0AA
Andrew Sealey                 The Coach House, 99 Blackheath Park, Blackheath,
                              London SE3 0EU
Helen Sealey                  4 Castlelaw Road, Edinburgh EH13 0DN
Brian Souter                  Murrayfield House, St. Magdalene's Road, Perth PH2
                              0BT
Ali Taheri                    29 North Gyle Terrace, Edinburgh EH12 8JT
Ms Fran De Laura              9061 Blarney Stone Drive, Springfield,
                              VA 22152 U.S.A.
Anderson Strathern            48 Castle Street,
Nominees Limited              Edinburgh
                              EH2 3LX

                                   APPENDIX B

                                FAIRNESS OPINION







                                PREVIOUSLY FILED

                                   APPENDIX C

                             1998 STOCK OPTION PLAN


                                PREVIOUSLY FILED

                                   APPENDIX D


                               1998 U.K. SUB-PLAN


                                PREVIOUSLY FILED

                                   APPENDIX E


                         FINANCIAL STATEMENTS OF SOLCOM

                               SolCom Systems Ltd.
                     Unaudited Interim Financial Statements
                                 September 1998


Notes:
-----

1. These financial statements have been prepared by the directors using the same accounting principles as were applied in the preparation of the audited financial statements at March 31, 1998.

2.  These financial statements have not been audited.

3. In the opinion of the directors, these financial statements include all adjustments which are necessary in order to make the financial statements not misleading.

SOLCOM SYSTEMS LIMITED
UNAUDITED CONSOLIDATED BALANCE SHEETS

                                                                                           In thousands
                                                                                      (except per share data)
                                                                               Sept. 30,     June 30,      March 31,
                                                                                  1998         1998           1998
                                                                                (pound)        (pound)       (pound)

ASSETS
Current Assets:
Cash and cash equivalents                                                              5            -              12
Accounts receivable                                                                  135           64             147
Other receivables                                                                     21           26              23
Prepaid merger expenses                                                                5            -               -
Other prepayments                                                                     32           34              44
Inventories                                                                          235          306             251
                                                                            ------------ ------------  --------------
Total current assets                                                                 433          430             477
Property and equipment, net                                                          124          134             147
                                                                            ------------ ------------  --------------
Total assets                                                                         557          564             624
                                                                            ------------ ------------  --------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Bank overdraft                                                                        54           17              11
Current portion of bank loans                                                         46           84             112
Current portion of capital leases                                                      6            9              11
Convertible Loan Notes                                                               150
Accounts payable                                                                     336          553             605
Accrued expenses                                                                     319          264             257
                                                                            ------------ ------------  --------------
Total current liabilities                                                            911          927             996
Long term portion of capital leases                                                    -            -               -
Long term portion of bank loans                                                       23           16              18
Cumulative redeemable preference(pound)1 stated value, 30,000 shares
authorised and outstanding                                                            30           30              30
Commitments and contingencies                                                          -            -               -
Shareholders' deficit
 Ordinary(pound)0.01 stated value, 54,250,000 (March 31, 1998 - 48,960,000)
shares authorised, issued and outstanding 38,814,390 (March 31, 1998 -
36,140,000) shares                                                                   413          388             361
Additional paid-in capital                                                           823          662             433
Accumulated deficit                                                               (1,644)      (1,461)         (1,217)
Cumulative translation adjustment                                                      1            2               3
                                                                            ------------ ------------  --------------
Total shareholder's deficit                                                         (407)        (409)           (420)
                                                                            ------------ ------------  --------------
Total liabilities and shareholders'  deficit                                         557          564             624
                                                                            ------------ ------------  --------------



The accompanying notes are an integral part of these consolidated financial statements.


SOLCOM SYSTEMS LIMITED
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                                                                           In thousands
                                                                                        (except per share data)
                                                                                3 months    3 months      9 months
                                                                                 ended       ended          ended
                                                                                 Sept. 30,   June 30,      March 31,
                                                                                    1998       1998          1998
                                                                                (pound)       (pound)       (pound)

Sales                                                                                 312         238          1,031
Cost of sales                                                                        (91)        (55)          (221)
                                                                              ----------- ----------- --------------

Gross profit                                                                          221         183            810

Operating expenses                                                                  (317)       (333)          (965)

Research and development expenses                                                    (73)        (76)          (264)

Interest income                                                                         -           1              1

Interest expense                                                                     (11)        (16)           (21)
                                                                              ----------- ----------- --------------

Net loss                                                                            (180)       (241)          (439)
                                                                              ----------- ----------- --------------

Loss per share - basic and diluted                                                  (.00)       (.01)          (.01)



The accompanying notes are an integral part of these consolidated financial statements.


SOLCOM SYSTEMS LIMITED
UNAUDITED CONSOLIDATED STATEMENTS OF SHAREHOLDERS DEFICIT
--------------------------------------------------------------------------------

                                                              Addi-
                                                              tional       Accumu-      Cumulative
                                  Ordinary      Shares       Paid-in        lated      Translation
                                   Shares       Amount       Capital       Deficit      Adjustment    Total
                                    No.         (pound)      (pound)       (pound)       (pound)      (pound)

Balance at July 1, 1997            30,740          307            222       (768)                -    (239)

Net income                                                                  (439)                -    (439)
Share capital issued                5,400           54            211                                  265
Translation adjustment                                                                           3       3
Preference dividend declared                                                 (10)                      (10)
                             ------------  ----------- -------------- ----------- ----------------  -------

Balance at March 31, 1998          36,140          361            433     (1,217)                3    (420)

Net income                                                                  (241)                     (241)
Share capital issued                2,674           27            229                                  256
Translation adjustment                                                                          (1)     (1)
Preference dividend declared                                                  (3)                       (3)
                             ------------  ----------- -------------- ----------- ----------------  -------

Balance at June 30, 1998           38,814          388            662     (1,461)                2    (409)

Net income                                                                  (180)                     (180)
Share capital issued                5,148           25            161                                  186
Translation adjustment                                                                          (1)     (1)
Preference dividend declared                                                  (3)                       (3)
                             ------------  ----------- -------------- ----------- ----------------  -------

Balance at September 30, 1998      41,288          413            823     (1,644)                1    (407)
                             ------------  ----------- -------------- ----------- ----------------  -------


The accompanying notes are an integral part of these consolidated financial statements.
                                       -4-


SOLCOM SYSTEMS LIMITED
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------
                                                                                           In thousands
                                                                                      (except per share data)
                                                                                3 months       3 months      9 months
                                                                                 ended          ended         ended
                                                                               Sept. 30,       June 30,     March 31,
                                                                                 1998           1998          1998
                                                                                (pound)         (pound)       (pound)


Cash flows from operating activities
Net loss                                                                            (180)         (24)          (439)

Adjustments to reconcile net loss to net cash used in operating activities
Depreciation                                                                          34           17             57
Employee stock compensation                                                            -            -              -
(Increase) in inventories                                                             16          (55)           (34)
Decrease/(increase) in receivables and prepayments                                    24           90             38
Increase in accounts payable and accrued expenses                                   (207)         (45)           370
                                                                        ---------------- ------------ --------------

Total adjustments                                                                   (133)           7            431

Net cash used in operating  activities                                              (313)        (234)            (8)

Cash flows from investing activities
Capital expenditures                                                                 (11)          (4)           (35)
                                                                        ---------------- ------------ --------------

Net cash used in investing activities                                                (11)          (4)           (35)

Cash flows from financing activities
Bank overdraft                                                                        43            6           (122)
Proceeds from issuance of long term debt                                               -            -              -
Principal payments under long term debt and capital leases                           (66)         (32)           (98)
Proceeds from issuance of shares                                                     422          256            265
                                                                        ---------------- ------------ --------------

Net cash provided by financing activities                                            419          230             45

Effect of exchange rate changes on cash and cash equivalents                           1            2              3

Net increase/(decrease) in cash and cash equivalents                                 (7)         (12)              5

Cash and cash equivalents at beginning of period                                      12           12              7
                                                                        ---------------- ------------ --------------

Cash and cash equivalents at end period                                                5            -              7
                                                                        ---------------- ------------ --------------

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest on bank loans and overdraft                                                  11           15             18
                                                                        ---------------- ------------ --------------

The accompanying notes are an integral part of these consolidated financial statements.

SOLCOM SYSTEMS LIMITED
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
Inventories at September 30, June 30 & March 31, 1998, consist of the following:                  (In thousands)
                                                                                     Sept. 30,      June 30,      March 31,
                                                                                       1998           1998           1998
                                                                                    (pound)          (pound)        (pound)

Raw materials                                                                                119           172              115
Finished goods                                                                               116           134              136
                                                                                   -------------  ------------ ----------------
                                                                                             235           306              251
                                                                                   -------------  ------------ ----------------


NOTE B - PROPERTY AND EQUIPMENT

Property and equipment at September 30, June 30 and March 31, 1998, consists of the following:


                                                                                                  (In thousands)
                                                                                     Sept. 30,      June 30,      March 31,
                                                                                       1998           1998           1998
                                                                                    (pound)             (pound)              (pound)

Plant and machinery                                                                          214           209              206
Fixtures and fittings                                                                         89            87               86
                                                                                   -------------  ------------ ----------------
                                                                                             303           296              292
Less accumulated depreciation                                                               (179)          (62)            (145)
                                                                                   -------------  ------------ ----------------
                                                                                             124           134              147
                                                                                   -------------  ------------ ----------------

NOTE C - ACCRUED EXPENSES

Accrued  expenses at September  30, June 30 and March 31, 1998,  consists of the following:
                                                                                                  (In thousands)
                                                                                       Sept. 30,      June 30,      March 31,
                                                                                          1998           1998           1998
                                                                                        (pound)          (pound)       (pound)

Social Security and other taxes                                                               84            82               85
Other                                                                                         30            30               29
Sundry creditors                                                                             154           103               97
Provision for preference dividend and provision on redemption of preference share             51            49               46
                                                                                   -------------  ------------ ----------------
                                                                                             319           264              257
                                                                                   -------------  ------------ ----------------



SOLCOM SYSTEMS LIMITED
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
NOTE D - LONG-TERM OBLIGATIONS
Long-term  obligations at September 30, June 30 & March 31, 1998, consist of the following:

                                                                                                  (In thousands)
                                                                                     Sept. 30,      June 30,      March 31,
                                                                                       1998           1998           1998
                                                                                    (pound)        (pound)         (pound)


Secured loan repayable in yearly installments of(pound)3,000 (excluding interest)
until November 1999, carrying interest of 10% per annum.                                       7             8                8

Secured loans - the loans are secured by a floating charge over the assets of the
Company.  The interest rate is 2.5% over bank base rate (7.25%).                              62            92              122
                                                                                   -------------  ------------ ----------------
                                                                                              69           100              130
Less current portion                                                                          46            84              112
                                                                                   -------------  ------------ ----------------
                                                                                              23            16               18
                                                                                   -------------  ------------ ----------------

Aggregate  maturities  of long-term  obligations  at  September  30, 1998 are as follows:
                                                                                                 (In thousands)
                                                                                                      (pound)           (pound)

                                                                              1998                          84               84
                                                                              1999                           8                8
                                                                              2000                           8                8
                                                                              2001                           2                2
                                                                                                  ------------ ----------------
                                                                                                           102              102

                                      -7-

                             SOLCOM SYSTEMS LIMITED

                        CONSOLIDATED FINANCIAL STATEMENTS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1998
                        AND THE YEAR ENDED JUNE 30, 1997

                       REPORT OF THE INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


The Board of Directors
SolCom Systems Limited

We have audited the accompanying consolidated balance sheets of SolCom System's Limited and its subsidiary as of March 31, 1998 and June 30, 1997 and the related consolidated statements of operations, shareholders' deficit, and cash flows for the nine months ended March 31, 1998 and the year ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of SolCom Systems
Limited and its subsidiary as of March 31, 1998 and June 30, 1997 and the consolidated results of their operations and their consolidated cash flows for the nine months ended March 31, 1998 and the year ended June 30, 1997 in conformity with generally accepted accounting principles in the United States.

GRANT THORNTON
Edinburgh
United Kingdom

August 1998

                         [Letterhead of Grant Thornton]


The Members
SolCom Systems Limited
SolCom House
Meikle Road
Kirkton Campus
Livingston EH54 7DE



                                                              January 1999



Dear Sirs

SOLCOM SYSTEMS LIMITED
UK STATUTORY FINANCIAL STATEMENTS FOR THE PERIOD
ENDED 31 MARCH 1998

Reference is made to our audit report dated 14 August 1998 in respect of the accompanying financial statements.

The financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United Kingdom ("UK GAAP").

Our audit was conducted in accordance with Auditing Standards in the United Kingdom ("UK GAAS") that are similar in all material respects to US GAAS.

Yours faithfully,



Grant Thornton

January 1999

SOLCOM SYSTEMS LIMITED
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------



                                                                                           (In Thousands)
                                                                                            except per share data
                                                                                         March 31, 1998   June 30, 1997
                                                                                             (pound)         (pound)

ASSETS
Current assets:
Cash and cash equivalents                                                                        12               7
Accounts receivable                                                                             147             204
Other receivables                                                                                23              24
Prepayments                                                                                      44              24
Inventories                                                                                     251             217
                                                                                                ---             ---
Total current assets                                                                            477             476

Property and equipment, net                                                                     147             169
                                                                                                ---             ---
Total assets                                                                                    624             645
                                                                                                ===             ===

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Bank overdraft                                                                                   11             133
Current portion of bank loans                                                                   112             123
Current portion of capital leases                                                                11              10
Accounts payable                                                                                605             311
Accrued expenses                                                                                257             171
                                                                                                ---             ---
Total current liabilities                                                                       996             748

Capital leases, less current position                                                             -               9
Bank loans, less current position                                                                18              97

Cumulative redeemable preference (pound)1 stated value, 30,000 shares authorized
and outstanding                                                                                  30              30

Commitments and contingencies                                                                     -               -

Shareholders' deficit
Ordinary(pound)0.01 stated value, 48,960,000 (June 30, 1997 - 40,460,000) shares authorized, issued and outstanding, 36,140,000 (June 30, 1997 - 30,740,000)
shares                                                                                          361             307
Additional paid in capital                                                                      433             222
Accumulated deficit                                                                          (1,217)           (768)
Cumulative translation adjustment                                                                 3               -
                                                                                             ------        --------
Total shareholders' deficit                                                                    (420)           (239)
                                                                                               -----           -----
Total liabilities and shareholders' deficit                                                     624             645
                                                                                               ====             ===

The accompanying notes are an integral part of these consolidated financial statements

SOLCOM SYSTEMS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------


                                                                                            (In Thousands)
                                                                                         except per share data
                                                                                nine months                      year
                                                                                   ended                         ended
                                                                               March 31, 1998               June 30, 1997
                                                                                   (pound)                      (pound)
Sales                                                                               1,031                        1,003
Cost of sales                                                                        (221)                        (193)
                                                                                    -----                        -----
Gross profit                                                                          810                          810
Operating expenses                                                                   (965)                      (1,073)
Research and development expense                                                     (264)                        (279)
Interest income                                                                         1                            3
Interest expense                                                                      (21)                         (18)
                                                                                    -----                        -----
Net loss                                                                             (439)                        (557)
                                                                                     -----
Loss per share - basic and diluted                                           ((pound)0.01)                ((pound)0.02)
                                                                              ===========                   ==========





The accompanying notes are an integral part of these consolidated financial statements.


SOLCOM SYSTEMS LIMITED
CONSOLIDATED STATEMENTS OF SHAREHOLDERS DEFICIT

--------------------------------------------------------------------------------


                                       (In thousands, except per share data)


                                                                Additional                  Cumulative
                                          Ordinary    Shares     paid in     Accumulated    translation
                                           Shares     Amount     capital      deficits      adjustments     Total
Balance at July 1, 1996                          3   (pound)3  (pound)498    (pound)(201)      (pound)-  (pound)300
Net Loss                                         -          -           -           (557)             -        (557)
Capitalization of share premium             30,737        304        (304)             -              -           -
Employee stock compensation                      -          -          28              -              -          28
Preference dividend declared                     -          -           -            (10)             -         (10)
                                      -----------------------------------------------------------------------------
Balance at June 30, 1997                    30,740        307         222           (768)             -        (239)
Net income                                       -          -           -           (439)             -        (439)
Share capital issued                         5,400         54         211              -              -         265
Translation adjustment                           -          -           -              -              3           3
Preference dividend declared                     -          -           -            (10)             -         (10)
                                      -----------------------------------------------------------------------------
Balance at March 31, 1998                   36,140 (pound)361  (pound)433  (pound)(1,127)      (pound)3 (pound)(420)
                                      =============================================================================





The accompanying notes form an integral part of these consolidated financial statements.


SOLCOM SYSTEMS LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------

                                                                                                 (In Thousands)
                                                                                             except per share data
                                                                                           nine months         year
                                                                                             ended           ended
                                                                                          March 31, 1998   June 30, 1997
                                                                                             (pound)         (pound)

Cash flows from operating activities
Net loss                                                                                       (439)           (557)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation
Employee stock compensation                                                                      57              56
(Increase) in Inventories                                                                         -              28
Decrease/(Increase) in receivables and prepayments                                              (34)           (114)
Increase in accounts payable and accrued expenses                                               370             237
                                                                                             ------          ------
Total adjustments                                                                               431              68
                                                                                             ------          ------
Net cash used in operating activities                                                            (8)           (489)

Cash flows from investing activities
Capital expenditures                                                                            (35)           (157)
                                                                                             -------         ------
Net cash used in investing activities                                                           (35)           (157)

Cash flows from financing activities
Bank overdraft                                                                                 (122)            132
Proceeds from issuance of long term debt                                                          -             247
Principal payments under long-term debt and capital losses                                      (98)            (76)
Proceeds from issuance of shares                                                                265               -
                                                                                             ------          ------
Net cash provided by financing activities                                                        45             303

Effect of exchange rate changes on cash and cash equivalents                                      3               -
                                                                                             ------          ------

Net increase/(decrease) in cash and cash equivalents                                              5            (343)

Cash and cash equivalent at beginning of the period                                               7             350
                                                                                              -----           -----

Cash and cash equivalents at the end of the period                                               12               7
                                                                                              =====           =====

Supplemental  disclosure of cash flow  information:  Cash paid during the period for:
Interest                                                                                         18              13
                                                                                              =====           =====

The accompanying notes are an integral part of these consolidated financial statements.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE A - DESCRIPTION OF THE BUSINESS

The Company

SolCom  Systems  Limited and its  subsidiary  (the  "Company")  are  principally
engaged  in  the  provision  of  outsourced   services  to  the  technology  and
information industries.

Incorporation and history

The Company was incorporated in Scotland on December 13, 1990 as SolCom Systems Limited. The subsidiary was incorporated in the state of Virginia in USA on September 16, 1996 as SolCom System Inc.

Companies Act 1985

These  financial  statements  do not  comprise  accounts  within the  meaning of
Section 240 of the UK Companies Act 1985 (the "Companies Act"). The Company's statutory accounts, which are its primary financial statements are prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP") in compliance with the Companies Act and are presented in Great Britain pounds sterling ("pounds sterling").

Change of fiscal year end

The Company has changed its fiscal year end to March 31, 1998 in anticipation of its acquisition by MicroFrame, Inc. The Consolidated Financial Statements present results for the 9 months ended March 31, 1998 with comparatives for the year ended June 30, 1997.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Principles of Consolidation

The consolidated financial statements include the accounts of SolCom Systems Limited and its subsidiary, SolCom Systems, Inc. All significant intercompany balances and transactions have been eliminated.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results may differ from those estimates.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------



Revenue Recognition

The Company records revenue in accordance with Statement of Position 91-I. "Software Revenue Recognition") (the "SOP"). In accordance with the SOP, the Company records revenue from product sales upon shipment to the customer if there exists no significant vendor obligations and collectibility is probable.

Earnings Per Share

During 1997, the Company adopted  Statements of Financial  Accounting  Standards
(SFAS) No. 128, Earnings Per Share. SFAS No. 128 requires the presentation of basic earnings per share (EPS) and, for companies with potential dilutive securities, such as options, diluted EPS.

Basic earnings per share is computed using the weighted average number of shares of common stock and convertible preferred stock outstanding. Diluted earnings per share is computed using the weighted average number of shares of common stock outstanding and when dilutive, common equivalent shares from options to purchase common stock using the treasury stock method.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Research and Development Costs

The  Company   charges  all  costs  incurred  to  establish  the   technological
feasibility of a product or enhancement to research and development expense.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents for purposes of the statement of cash flows.

Fair value of Financial Instruments

The fair values of the Company's cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate their carrying values due to the relatively short maturities of these instruments.

Inventories

Inventories are priced at the lower of cost (determined by first-in, first-out) or market value (defined as not realizable value).

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets less estimated residual value to operations over their estimated useful lives, principally on the straight-line basis. The estimated lives used in determining depreciation are:

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------



Plant and machinery                 3 years
Motor vehicles (new)                5 years
Motor vehicles (second band)        3 years
Fixtures and fittings           3 - 5 years

Leased plant are amortized over the lives of the respective leases or the service life of the asset, whichever is shorter. Repair and maintenance cost are charged to expenses as incurred. Income Taxes

The Company accounts for income taxes using Statement of Financial Accounting Standards No. 109 (SFAS No 109). "Accounting for Income Taxes." Under SFAS No. 109, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using accrued tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes that enactment dates.

Foreign Currency Translation

The reporting currency of the Company is the pound sterling. The functional currency of the US subsidiary is the US dollar.

The assets and liabilities of the Company's foreign subsidiaries whose functional currency is other than the pound sterling are translated at the exchange rates in effect on the reporting date, and income and expenses are translated at the weighted average exchange rate during the period. The net effect of translation gains and loses are not included in determining net income, but are accumulated as a separate component of shareholders' equity. Foreign currency transaction gains and losses are included in determining net income.
Such gains and losses are not material for any period presented.

NOTE C - INVENTORIES


Inventories at March 31, and June 30, consist of the following: (In Thousands)
                                                      1998             1997
                                                     (pound)          (pound)
Raw materials                                            115             102
Finished Goods                                           136             115
                                                     -------         -------
                                                         251             217
                                                     =======         =======



SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


NOTE D - PROPERTY AND EQUIPMENT

Property and equipment at March 31 and June 30, consists of the following:                       (In Thousands)
                                                                                             1998             1997
                                                                                          (pound)            (pound)
Plant and machinery                                                                             206             170
Fixtures and fittings                                                                            86              89
                                                                                              -----           -----
                                                                                                292             259
Less accumulated depreciation                                                                  (145)            (90)
                                                                                              -----           -----
                                                                                                147             169
                                                                                              =====           =====
NOTE E - ACCRUED EXPENSES

Accrued expenses at March 31 and June 30, consist of the following:
                                                                                                (In Thousands)
                                                                                              1998             1997
                                                                                            (pound)           (pound)
Social security and other taxes                                                                  85              36
Other                                                                                            29              21
Sundry creditors                                                                                 97              78
Provision for preference dividend and provision on redemption of preference
shares                                                                                           46              36
                                                                                              -----           -----
                                                                                                257             171
                                                                                              =====           =====


NOTE F - LONG-TERM OBLIGATIONS


                                                                                                 (In Thousands)
                                                                                            1998                1997
                                                                                          (pound)               (pound)
Long-term obligations at March 31 and June 30, consists of the following:

Secured  loan  repayable  in  yearly  installments   of(pound)3,000   (excluding
interest) until November 1999, carrying interest of 10% per annum 8 10

Secured loans - the loans are secured by a floating charge over the assets of
the company. The interest rate is 2.5% over bank base rate (7.25%)                              122             210
                                                                                              -----           -----
                                                                                                130             220
less current portion                                                                            112             123
                                                                                              -----           -----
                                                                                                 18              97
                                                                                              =====           =====

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------



Aggregate maturities of long-term obligations at March 31, 1998 are as follows:
                                                                  (In Thousands)
                                                                     (pound)
                                                     1998              112
                                                     1999                8
                                                     2000                8
                                                     2001                2
                                                                    ------
                                                                       130

NOTE G - INCOME TAXES

As of March 31, 1998 the Company has available UK and foreign net operation loss carry forwards of approximately (pound)600,000 and (pound)250,000 respectively, to offset future taxable income. In the UK net operating loss carry forwards expire indefinitely, the US operating loss carry forwards at March 31, 1998 expire 2013.

Deferred tax assets represent the tax effects, based on current tax law or future deductible or taxable amounts attributable to events that have been recognized in the financial statements. Deferred tax assets consists of the following at March 31, 1998 and June 30, 1997:


                                                  (In Thousands)
                                             1998              1997
                                            (pound)           (pound)
Net operating loss carry forward                280              160
Valuation allowance
Net deferred tax asset                         (280)            (160)
                                      ------------------ ----------------
                                                  0                0
                                      ================== ================


The deferred tax valuation allowance increased (pound)120,000 for the nice months ended March 31, 1998, since this benefit may not be realized.

NOTE H - BENEFIT PLANS

Personal Pension Plans

The Company has a defined contribution agreement for the benefit of its employees. The assets of the agreement are administered by trustees in a fund independent from those of the Company. Costs charged against profits represents the amount of the contributions payable to the scheme in respect of the accounting period. The company contributed to the scheme Li.8,745, and Li.9,037 for the nine months ended March 31, 1997 and the year ended June 30, 1997 respectively.

NOTE I - PREFERRED STOCK

The holders of preference stock, which are non-equity shares, are entitled to a cumulative dividend at the rate of 8% per year and to redemption of one half of the shares by end of 1998 and the remainder by end 1999 (or earlier, at the company's option) at the following prices:

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


                                                               Redemption
                                                               Price
Date of redemption                                             per Share
                                                               Li.

January 1, 1997 to December 31, 1997                           1.80
January 1, 1998 to December 31, 1998                           2.20
December 31, 1998 to December 30, 1999                         2.80
On or after December 31, 1999                                  3.00

On a winding up or reduction of capital the holders of preference shares will rank ahead of holders of ordinary shares in respect of a final dividend of Li.3 per share.

If any part of a preference dividend is in arrears at the time of a General Meeting of the company, then the holders of the Preference Shares are entitled to one vote per 30 shares, such votes ranking equally with those of the ordinary shareholders (one vote per ordinary share). Due to the unavailability of distributable profits, at the end of the period preference dividends totaling Li.9,600 were in arrears (1997 - Li.8,400).

NOTE J - GEOGRAPHIC INFORMATION

The Company's operations involve a single industry segment providing services. Information about the Company's operations by geographic area for the nine months ended March 31, 1998 and the year ended June 30, 1997 is as follows:


                                                            (In Thousands)
                                                            1998       1997
                                                              Li.        Li.
Sales
   United States                                             772        762
   United Kingdom                                            196        168
   Other                                                      63         73
                                                         -------    -------
                                                            1031       1003
                                                            ====       ====
Expenditure from operations
   United States                                            (302)      (412)
   United Kingdom                                            (86)       (91)
   Other                                                     (31)       (39)
                                                           ------     ------
                                                            (419)      (542)
                                                            =====      =====
Identifiable assets
   United States                                             178        231
   United Kingdom                                            446        414
                                                             ---        ---

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


NOTE K - COMMITMENTS AND CONTINGENCIES

Operating Losses

The Company leases certain facilities and items of equipment under noncancellable operating leases. The following is a schedule, by years, of minimum rental payments under such operating leases which expire on various dates through 2011 (in thousands):


                                     (In Thousands)
                                                Li.
1998                                             43
1999                                             43
2000                                             43
2001                                             43
Thereafter                                      451
                                                ---
                                                623

Total rent expenses for the nine months ended March 31, 1998 and the year ended June 30, 1997 were approximately Li.46,000 and Li.60,000, respectively.

NOTE K - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Capital Leases

The Company also leases certain assets under capital leases. The related assets and obligations have been recorded using the Company's incremental borrowing rate at the inception of the lease. The leases, which are noncancellable, expire at various dates through 1999. The following is a schedule of leased property under capital leases as of March 31 and June 30:


                                                          (In Thousands)
                                                        1998           1997
                                                          Li.            Li.
Plant and machinery                                       26             26
Less accumulated depreciation                            (15)            (8)
                                                        ----           ----
                                                          11             18
                                                        ====           ====

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


The following is a schedule of the present value of the net minimum payments under capital leases as of March 31, 1998:


                                                              (In Thousands)
                                                                        Li.
Present Value of net minimum lease payments, all current                11
                                                                     =========

Government Grants

The Company has received government grants principally of a revenue nature and these grants have been credited to Income in the period in which the related expenditures has been incurred. The grants of a capital nature are deferred and released to the Income Statement over the lives of the assets to which they relate. No portion of capital grants were deferred at March 31, 1998 or June 30, 1997. The following is an analysis of government grants credited to the Income
Statement:


                                                       (In Thousands)
                                                     1998           1997
                                                      Li.            Li.
Amortization of capital grant                         --              1

Revenue grants receivable:
Small Company Innovation Support Scheme grant         12             --
Training grants                                        3             15
Marketing grants                                      --              5
                                                   -----          -----
                                                      15             21
                                                   =====          =====

The Small Company Innovation Support Scheme grant was awarded to offset revenue costs incurred in the period on the development of an Ethernet RMON switch.

The training grants were awarded to support training of specific employees and the marketing grants were specifically for strategic consultancy.

NOTE L - CONCENTRATION OF CREDIT

Approximately 56% (1997 33%) of the Company's revenue is from one customer.

During the nine months ended March 31, 1998, approximately 74% (1997 76%) of the Company's net revenues were from 5 (1997 - 5) major customers. At March 31, 1998 accounts receivable included balances of approximately Li.131,000 (1997 Li.166,000) from 5 major customers, of which Li.83,000 (1997 Li.26,000) is due from the one most significant customer.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


NOTE M - STOCK OPTIONS

The Group  accounts  for  employee  stock  options  under APB  Opinion  No.  25,
"Accounting for Stock Issued to Employees", under which Li.28,000 of compensation cost was recognized in 1997. Had compensation cost been determined consistent with SFAS NO 123, "Accounting for Stock-Based Compensation", the company's net loss and respective loss per share would have been reduced to the following pro forma amounts:


                                                             1998          1997
                                                              Li.           Li.
Net loss                               As reported           (432)         (557)
                                       Pro forma             (432)         (529)

Basic and diluted loss per share       As reported       Li.(0.01)     Li.(0.02)
                                       Pro forma         Li.(0.01)     Li.(0.02)

The fair value of each option granted is estimated on the date of grant using the minimum value method of which the following weighted-average assumptions were used for grants, risk-free interest rates 6.5%; and expected life of 5 years.

A summary of the status of the company's stock option plans as of March 31, 1998 and June 30, 1997, and changes during the years ending on those dates is presented below.


                                                                   1998                          1997
                                                                           Weighted                       Weighted
                                                                           average                        average
                                                       Shares              exercise       Shares          exercise
                                                        000                 price           000            price
Outstanding at beginning of year                       8,160               0.04           5,900               0.04
Granted                                                3,934               0.13           2,260               0.04
Outstanding at end of year                            12,094               0.10           8,160               0.04
                                                                   ------------                       ------------

Options exercisable at year end                       12,094               0.10           8,160                  -
                                                                   ------------                       ------------
Weighted average fair value of options                                     Li.-                          Li.45,000
granted during the year                                            ============                       ============

The exercise price of share options granted during the nine months ended March 31, 1998 exceeded the market price.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------


The following table summarizes information concerning options outstanding at March 31, 1998:


                                                   Weighted
                                                    Average
                                        Number     remaining         Weighted
                                     Outstanding contractual life      Average
Range of Exercise Price                  000        (Years)       Exercise Price
Li..0.04                                8,160          5             Li.0.04


NOTE N - ACCOUNTING PRONOUNCEMENTS

In June 1997 the Financial Accounting Standards Board issued SFAS No. 130 "Reporting Comprehensive Income", and this SFAS is effective for fiscal years beginning after December 15, 1997. The Company has considered the effects of this statement and believes the cumulative transition adjustment is the only component of comprehensive income as defined by this statement.

In May 1997 the Financial Accounting Standards Board issued SFAS No. 131 "Disclosure about Segments of an Enterprise and Related Information" and this is effective for fiscal years beginning after December 15, 1997. The Company is evaluating the disclosure impact of SFAS No. 131 on its financial statements and believes that the effect of adoption of SFAS No. 131 will not be material.

In October 1997, the AICPA issued SOP 97-2, "Software Revenue Recognition", which supersedes SOP 91-1, "Software Revenue Recognition", SOP 97-2, and amendments thereto, provide guidance on applying generally accepted principles in recognizing revenue on software transactions and is effective for transactions entered into in fiscal years beginning after December 15, 1997. The Company is currently evaluating the impact of SOP 97-2 on its financial statements.

NOTE O - SUBSEQUENT EVENTS

On June 5, and July 23, 1998, the company issued a total of 4,174,390 new ordinary shares (2,674,390 and 1,500,000 respectively) for a total consideration of Li.417,439. Each new share has attached to it a warrant permitting the holder to subscribe between January 1, and June 30, 1999 for one further share to be issued at par. In the event that control of the company is obtained by a certain third party prior to December 31, 1998 then all unexercised warrants will be cancelled.

On July 23, 1998 the company issued Li.150,000 of convertible unsecured loan stock, entitled to interest at 10% per and convertible at Li.0.10 per share to ordinary shares with warrants attached (with rights as above).

On July 23, 1998 options over 980,000 shares were exercised for a total subscription of Li.36,750.

SOLCOM SYSTEMS LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------





NOTE O - SUBSEQUENT EVENTS (CONTINUED)


On August 17, 1998 agreement was reached under which the entire ordinary share capital of the company will be acquired by MicroFrame Inc., a company based in New Jersey whose shares are quoted on NASDAQ. This agreement is subject to a number of conditions precedent which will require to be satisfied prior to execution of the transfers of shares. These conditions include (i) the issue of new ordinary shares (to be included in the acquisition) for cash sufficient to offset certain indebtedness of the company (ii) conversion of the preference shares to ordinary shares (also to be included in the acquisition) (iii) approval by the Stock Exchanged Commission in the USA (iv) approval by the shareholders of MicroFrame Inc.

                                                        SolCom Systems Ltd 1997
                                              Registered in Scotland No. 129008





SolCom Systems Ltd.





Directors' Report and Financial Statements
For the year ended 30 June 1997

DIRECTORS' REPORT AND FINANCIAL STATEMENTS
Year ended 30 June 1997

CONTENTS                                                          Page



Directory                                                         1
Directors' report                                                 2-4
Auditors' report                                                  5
Profit and loss account                                           6
Balance sheet                                                     7
Notes to the financial statements                                 8-21

                                                       SolCom Systems Ltd 1997
                                             Registered in Scotland No. 129008


DIRECTORS' REPORT AND FINANCIAL STATEMENTS
Year ended 30 June 1997

DIRECTORS

W. Hugh Evans
Peter J. MacLaren
Michael D. Rutterford (Chairman)
Peter A. Wilson

SECRETARY

Peter J. MacLaren

REGISTERED OFFICE AND PRINCIPAL TRADING ADDRESS

SolCom House
Meikle Road, Kirkton Campus
Livingston
EH54 7DE

USA SUBSIDIARY

SolCom Systems Inc
1801 Robert Fulton Drive
Suite 400
Reston
VA  22091

BANKERS

Clydesdale Bank                             Riggs National Bank of Virginia
Business Banking Centre                     Burke Centre Office
Clydesdale Plaza                            6035 Burke Centre Parkway
Festival Square                             Burke
50 Lothian Road                             VA 22015
Edinburgh                                   USA
EH3 9AN

SOLICITORS

MacLay Murray & Spens                       Murray Beith Murray
151 St. Vincent Street                      39 Castle Street
Glasgow                                     Edinburgh
                                            EH2 3BH


AUDITORS

G2 SNJGrant Thornton
1/4 Atholl Crescent
Edinburg
EH3 8LQ

                                                         SolCom Systems Ltd 1997



DIRECTORS' REPORT (CONTINUED)


DIRECTORS' REPORT

The Directors present their report together with the financial statements for the year ended 30 June 1997.

PRINCIPAL ACTIVITIES

The company is engaged in the development and manufacture of both hardware and software products and the supply of consultancy, training and other services, all aimed at supporting the management of computer networks.

REVIEW OF THE BUSINESS AND FUTURE DEVELOPMENTS

A principal feature of the year has been the formation of a wholly owned subsidiary in the USA and the opening of a full office in Reston., VA. The company is continuing its programme of new product releases and the development of sales operations in both Europe and the USA.

RESULTS

The loss for the period after taxation and provisions for preference dividends and premium on redemption of preference shares, amounts to Li.497,420 and is dealt with as shown in the profit and loss account on page 6. In view of the accumulated deficit, the directors cannot propose the payment of a dividend, and the loss has been deducted from reserves.

DIRECTORS AND THEIR INTERESTS

The directors who served during the year and their interests in the share capital of the company are set out below. All directors served throughout the year.



                                  After Post Balance
                                     Sheet Events
                                      (See Below)                      30 June 1997                30 June 1996
                                                Options                          Options                        Options
                               Ordinary          Over           Ordinary           Over          Ordinary        Over
                               Shares of       Ordinary         Shares of        Ordinary       Shares of      Ordinary
                             Li.0.01 each       Shares        Li.0.01 each        Shares        Li.1 each       Shares
W. Hugh Evans                  5,710,000       3,858,607        5,610,000       2,920,000           561           292
Peter J. MacLaren              3,070,000       1,714,255        3,070,000       1,240,000           307           124
Michael D. Rutterford          5,400,000             Nil        4,600,000             Nil           460           Nil
Peter A. Wilson                5,710,000       3,858,607        5,610,000       2,920,000           561           292


PRODUCT DEVELOPMENT

During the year the company has capitalized expenditure related to the development of its product range amounting to Li.120,785.

                                                         SolCom Systems Ltd 1997

SHARE CAPITAL

In December 1996 the company resolved to (i) subdivide each of its Li.1 ordinary shares into 100 ordinary shares of Li.0.01; and (ii) convert the sum of Li.304,326 from the share premium account into 30,432,600 ordinary shares of Li.0.01 allotted proportionately to the existing ordinary shareholders.

EMPLOYEE SHARE OPTION SCHEME

The company has instituted an Employee Share Option Scheme, approved by the Inland Revenue in terms of Paragraph 1, Schedule 9 ICTA 1988. No options under this scheme were granted prior to the year end but options were granted in August 1997 as noted below.

POST BALANCE SHEET EVENTS

In August 1997 the company granted (i) options under its Employee Share Option Scheme in respect of a total of 846,944 shares at a price of Li.0.11 per share;
(ii) other options in respect of 560,000 shares at a price of Li.0.1084 per share and 27,273 shares at a price of Li.0.11 per share.

In November and December 1997 the company issued a total of 5,400,000 new ordinary shares for a total consideration of Li.270,000 and granted options to subscribe for 2,500,000 ordinary shares at prices ranging from Li.0.14 per share depending on date of exercise.

DIRECTORS' RESPONSIBILITIES AND THE FINANCIAL STATEMENTS

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

         select suitable accounting policies and then apply them consistently make judgments and estimates that are reasonable and prudent prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                                                         SolCom Systems Ltd 1997

AUDITORS

Grant Thornton offer themselves for re-appointment as auditors in accordance with section 385 of the Companies Act of 1985.

BY ORDER OF THE BOARD


P J MacLaren
Secretary
30 April 1998

                                                         SolCom Systems Ltd 1997


REPORT OF THE AUDITORS TO THE MEMBERS OF SOLCOM SYSTEMS LIMITED

We have audited the financial statements on pages 6 to 17 which have been prepared under the accounting policies set out on pages 8 and 9.

Respective Responsibilities of Directors and Auditors

As described on page 4, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of Opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going Concern

In forming our opinion, we have considered the adequacy of the disclosures made in Note 2 of the financial statements relating to the uncertainty concerning the company's ability to raise funds adequate to its needs. In view of the significance of this uncertainty, we consider it should be drawn to your attention, but our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 30 June 1997 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS

Edinburgh
30 April 1998

                                                         SolCom Systems Ltd 1997


PROFIT AND LOSS ACCOUNT
12 Months ended 30 June 1997



                                                                    Note               1997             1996
                                                                                        Li.              Li.

TURNOVER                                                             3                     776,822          788,450
Cost of Sales                                                                              286,750          205,758
                                                                                 ----------------------------------

Gross Profit                                                                               490,072          582,692

Distribution Costs                                                                          85,405          180,657

Administrative Expenses                                                                    877,161          379,936
                                                                                 ----------------------------------

OPERATING PROFIT/(LOSS) BEFORE PRP                                                        (472,494)          22,099

Profit Related Pay                                                                               -            1,670
Employer's NI on PRP                                                                             -              159
                                                                                 ----------------------------------

OPERATING PROFIT/(LOSS)                                                                   (472,494)          20,270

Interest Received                                                                            3,248                -
Interest Paid                                                        6                     (17,974)          (5,402)
                                                                                 ----------------------------------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES                                 3                    (487,220)          14,868
     BEFORE TAXATION
Taxation                                                             7                           -                -
                                                                                 ----------------------------------

PROFIT FOR THE FINANCIAL YEAR                                                              487,220           14,868


Provision for Preference Dividend and Premium on                                            10,200           10,200
     Redemption of non-Equity Shares
                                                                                 ----------------------------------

RETAINED PROFIT/(LOSS) FOR YEAR                                                           (497,420)           4,668
                                                                                 ==================================


There were no recognized gains or losses other than the profit/(loss) for the financial year


The accompanying notes form an integral part of these Financial Statements

                                                         SolCom Systems Ltd 1997


BALANCE SHEET AT JUNE 1997


                                                                    Note               1997             1996
                                                                                        Li.              Li.


FIXED ASSETS
Intangible Assets                                                    8               176,865          133,169
Tangible Assets                                                      8               154,901           68,116
Investments                                                          9               226,975                -
                                                                           ----------------------------------

                                                                                     558,741          201,285
CURRENT ASSETS
Stock                                                                10              124,203          103,215
Debtors                                                              11              134,304          112,969
Cash at Bank and in Hand                                                                 803          349,783
                                                                           ----------------------------------

                                                                                     259,310          565,967

CREDITORS:  amounts falling due within one year                      12              684,520          204,028
                                                                           ----------------------------------

NET CURRENT (LIABILITIES)/ASSETS                                                    (425,210)         361,939
                                                                           ----------------------------------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                133,531          563,224

CREDITORS:  amounts falling due after more than                      13              106,947           47,867
    one year

DEFERRED INCOME                                                      15                    -            1,553
                                                                           ----------------------------------

                                                                                      26,584          513,804
                                                                           ==================================

SHARE CAPITAL AND RESERVES
Called up Share Capital                                              16              337,400           33,074
Share Premium Account                                                17              193,540          497,866
Reserve for Preference Dividend and Premium on                                        35,700           25,500
    Redemption
Profit & Loss Account                                                17             (540,056)         (42,636)
                                                                           ----------------------------------

Shareholders' Funds                                                  18               26,584          513,804
                                                                           ==================================

The  financial  statements  were  approved by the Board of Directors on 30 April
1998.

P J MacLaren
Financial Director

   The accompanying notes form an integral part of these Financial Statements

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


NOTES TO THE FINANCIAL STATEMENTS
Year ended 30 June 1997

1        ACCOUNTING POLICIES

The principal accounting policies adopted are described below. The policies have remain unchanged from the previous year.

Basis of Preparation

The  financial   statements   have  been  prepared  under  the  historical  cost
convention.

The Company is exempt from preparing consolidated financial statements on the grounds that, taken together with its subsidiaries, it qualifies as a small group under S248 of the Companies Act 1985.

These financial statements therefore present information about the Company as an individual undertaking and not about its group.

Depreciation

Depreciation is calculated to write down the cost of all tangible fixed assets by equal instalments over their expected useful lives. The rates generally applicable are:

             Plant and Machinery                              3 Years
             Motor Vehicles (New)                             5 Years
             Motor Vehicles (Second Hand)                     3 Years
             Fixtures, Fittings, Tools and Equipment        3-5 Years

Stocks

Stock are valued at the lower of cost and net realisable value.

Product Development

Expenditure  (including  staff  salaries,  NI, and certain  overheads)  which is incurred directly for the purpose of developing marketable products is capitalised when recoverability can be assessed with reasonable certainty and amortised over the expected product life from the date of the product launch. Grants receivable in respect of such expenditure are similarly deferred and released to profit over the same period. For the present range of products, the product life is estimated to be 3 years.

All other product development costs are written off in the year of expenditure.

Product Warranties

Provision is made for all known and expected claims under the terms of product warranties.

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


Turnover

Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT and trade discounts.

Foreign Currencies

Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. All exchange differences are dealt with through the profit and loss account.

Contributions to Pension Funds
Defined Contribution Scheme

The  pension  costs  charged  against  profits   represent  the  amount  of  the
contributions payable to the scheme in respect of the accounting period.

Leased Assets

Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.

All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight line basis over the lease term.

Government Grants

Government grants in respect of capital expenditure are credited to a deferred income account and are released to the profit and loss account by equal annual installments over the expected useful life of the relevant assets. Government grants of a revenue nature are credited to the profit and loss account in the same period as the related expenditure.

Investments

Investments are included at cost, less amounts written off.

2        BASIS OF ACCOUNTING

The financial statements have been prepared on the going concern basis. The arrangements with the company's bankers are such that overdraft facilities are only available from time to time and on a short term, temporary basis. The nature of the company's business is such that there can be considerable unpredictable

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


variations in the quantum and timing of sales and hence cash inflows and the directors recognise the need to ensure that the company has access to adequate levels of funds so as to ensure that commitments can be met as and when they fall due for the foreseeable future. The directors are therefore exploring a variety of options for securing additional new financing for the company, including the raising of equity finance from both new and existing shareholders. Based on informal discussions to date, the directors are confident that, if it became necessary, it would be possible to raise the finance required from these sources although it is appreciated that there is no certainty in this regard. On this basis, the directors consider it appropriate to prepare the financial statements on the going concern basis. The financial statements do not reflect any adjustment that would result from a failure to secure adequate new financing.

3        TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

The turnover and profit/(loss) on ordinary activities before taxation are attributable to the continuing activities of development and manufacture of hardware and software products and the supply of consultancy, training, and other services aimed at supporting the management of computer networks. The percentage of the company's turnover that, in the opinion of the directors, is attributable to export markets is 75% (1996:
48%). The profit/(loss) on ordinary activities is after:

                                                                                           1997             1996
                                                                                            Li.              Li.

Staff Costs:
Wages & Salaries (excl. PRP)                                                                   529,141         251,112
Payroll Taxes and Social Security Costs (excl. NI related to PRP)                               52,899          24,397
Pension Costs                                                                                   11,332           6,612
Charges to Subsidiary for Seconded Staff                                                       (58,833)              -
                                                                                     ----------------- ---------------

                                                                                               534,539         282,121
                                                                                     ================= ===============

Research and Development - Current Year Expenditure (including allocated                        80,834          34,495
  overheads and excluding capitalised expenditure on product development)
Depreciation and Amortisation:
  Intangible fixed assets                                                                       77,089          43,332
  Tangible fixed assets owned                                                                   44,465          17,226
  Tangible fixed assets held under finance leases and hire purchase contracts                    6,839           1,324
Hire of Equipment                                                                                    -           2,894
Auditors' Remuneration                                                                           5,000           2,815
                                                                                     ================= ===============

Credits in Respect of Government Grants:
Amortisation of Capital Grants                                                                   1,553           8,946
Revenue Grants Receivable                                                                       19,529          39,868
                                                                                     ----------------- ---------------

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997


4        DIRECTORS' REMUNERATION (INCLUDING PENSION CONTRIBUTIONS,
         EXCLUDING PRP)


Management Remuneration                                  103,824       66,455
                                                     ============== ===========


During the year 2 directors (1996: 2 directors) participated in money purchase pension schemes.

In addition,  a company  controlled by Mr. MacLaren,  received  Li.24,550 (1996:
Li.15,628) for financial management services.

5        STAFF NUMBERS

The average number of persons employed by the company during the year, including directors, was 25 (1996: 13).

6        INTEREST PAID

                                                       1997         1996
                                                        Li.           Li.
On bank loans and overdrafts                           15,901      4,802
Finance charges in respect of finance leases            2,073        600
                                                   ----------- ----------
                                                       17,974      5,402
                                                   =========== ==========

7        TAXATION

No liability to UK corporation tax arises for the year due to the availability of tax losses.

8        FIXED ASSETS


                                            Intangible                                  Tangible
                                         -----------------      --------------------------------------------------------
                                                                                               Fixtures,
                                            Expenditure                                        fittings,
                                            on Product            Plant and        Motor       tools and       Total
                                            Development           machinery       vehicles     equipment     Tangible
                                                Li.                  Li.            Li.           Li.           Li.
Cost:
At 30 June 1996                                233,612              94,193         3,500          7,809      105,502
Additions                                      120,785              57,121             -         80,968      138,089
Disposals                                            -                   -        (3,500)             -       (3,500)
                                         -------------      --------------  ------------ ---------------------------

At 30 June 1997                                354,397             151,314             -         88,777      240,091
                                         -------------      --------------  ------------ ---------------------------

Depreciation and amortisation:

                                                         SolCom Systems Ltd 1997

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1997


                                          Intangible                                  Tangible
                                          ----------            ----------------------------------------------------
                                                                                             Fixtures,
                                          Expenditure                                        fittings,
                                          on Product            Plant and        Motor       tools and       Total
                                          Development           machinery       vehicles     equipment     Tangible
                                              Li.                  Li.            Li.           Li.           Li.

At 30 June 1996                              100,443              30,461         3,500          3,425       37,386
Charge for the year                           77,089              38,016             -         13,288       51,304
Accumulated in relation to disposals               -                   -        (3,500)             -       (3,500)
                                        ------------      --------------------------------------------------------

At 30 June 1997                              177,532              68,477             -         16,713       85,190
                                        ------------      --------------------------------------------------------

Net book value
At 30 June 1997                              176,865              82,837             -         72,064      154,901
                                        ============      ========================================================

At 30 June 1996                              133,169              63,732             -          4,384       68,116
                                        ============      ========================================================


The net book value of plant and machinery includes Li.18,839 9(1996: Li.14,566) in respect of assets held under finance leases and hire purchase contracts.

9        FIXED ASSET INVESTMENT


                                           Share in      Loans to
                                          Subsidiary    Subsidiary
                                          Undertaking  Undertaking  Total

Additions in year                                 60     226,915   226,975
                                         ----------- ----------- ---------
At 30 June 1997                                   60     226,915   226,975
                                         ----------- ----------- ---------
Net Book Value at 30 June 1997                    60     226,915   226,975
                                         =========== =========== =========
Net Book Value at 30 June 1996                     -           -         -
                                         =========== =========== =========

At 30 June 1997 the company held more than 20 % of the equity of the following undertaking.


                                                                                      Capital &
                      Country of   Class of share   Proportion    Nature of    Reserves at 30   Loss for the
                     Incorporation  capital held       Held        Business      June 1997     Financial Year
                                                                                    Li.             Li.
SolCom Systems Inc.       USA         Ordinary         100%     Marketing of      (16,082)        (16,142)
                                                                Network
                                                                Management
                                                                Products

The entire  share  capital of SolCom  Systems  Inc.  was acquired on 1 September
1996.

                                                         SolCom Systems Ltd 1997

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1997


10       STOCKS

                                                                                              1997             1996
                                                                                               Li.              Li.

Components                                                                                     101,773          55,808
Finished goods                                                                                  22,430          47,407
                                                                                     ----------------- ---------------

                                                                                               124,203         103,215
                                                                                     ================= ===============

11       DEBTORS


Trade Debtors                                                                                   89,866          90,334
Prepayments & Accrued Income                                                                    20,000          16,952
Other Debtors                                                                                   24,438           5,683
                                                                                     ----------------- ---------------

                                                                                               134,304         112,969
                                                                                     ================= ===============

12       CREDITORS - amounts falling due within one year

                                                                                               1997             1996
                                                                                                Li.              Li.

Loans from Bank of Scotland                                                                          -           9,500
Loans from Clydesdale Bank (see Note 13)                                                       119,385               -
Bank Overdraft (Note 13)                                                                       132,422               -
Loan from British Coal Enterprise Ltd (Note 13)                                                  3,889           4,444
Amounts due under finance leases (Note 13)                                                       9,742           5,297
Trade creditors                                                                                305,814         118,286
Social security and other taxes                                                                 36,574          11,123
Warranty Provision                                                                              20,505          27,210
Accrued PRP and Associated Employer's NI                                                             -           1,829
Accruals                                                                                        56,189          26,339
                                                                                     ----------------- ---------------

                                                                                               684,520         204,028
                                                                                     ================= ===============

13       CREDITORS - amounts falling due after more than one year


                               Interest       Last
                                 Rate      Repayment

Loans from Bank of Scotland                                   -         30,893
Loan from Clydesdale Bank                    Feb-1999      72,804            -
Loan from Clydesdale Bank                    Oct-1998       1,475            -
Loan from Clydesdale Bank                    Aug-2001      17,895            -

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997



Loan from British Coal Enterprise Ltd       10% pa    Jan-2001    5,397    8,886
Amounts due under finance leases (Note 14)                        9,376    8,088
                                                               -------- --------

                                                                106,947   47,867
                                                               ======== ========

The above loans are repayable in monthly instalments ending on the dates indicated. The current portions are shown under Note 12.

The loans from the Clydesdale Bank and the bank overdraft are secured by a bond and floating charge over all the assets of the company. Amounts due under finance leases are secured on the assets concerned.

                                                         SolCom Systems Ltd 1997


NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1997


14       BORROWINGS

                                                                                               1997             1996
                                                                                                Li.              Li.

Borrowings are repayable as follows:

Repayable within one year:
Bank and other borrowings                                                                      255,696          13,944
Finance Lease                                                                                    9,742           5,297

Repayable after one and within two years:
Bank and other borrowings                                                                       83,813          12,336
Finance Lease                                                                                    8,342           5,297

Repayable after two and within five years:
Bank and other borrowings                                                                       13,758          21,086
Finance Lease                                                                                    1,034           2,791

                                                                                     ----------------- ---------------
Repayable after 5 years:
Bank and other borrowings                                                                            -           6,357
                                                                                     ----------------- ---------------

                                                                                               372,385          67,108
                                                                                     ================= ===============

15       DEFERRED INCOME


Capitalised Grants:
Gross amount brought forward and carried forward                                                31,332          31,332
                                                                                     ================= ===============

Amortisation of Capitalised Grants:

Accumulated amortisation brought forward                                                        29,779          20,833
Amortisation during the year                                                                     1,553           8,946
                                                                                     ----------------- ---------------

Accumulated amortisation carried forward                                                        31,332          29,779
                                                                                     ================= ===============

Net Capitalised Grants at 30 June                                                                    -           1,553
                                                                                     ================= ===============

                                                         SolCom Systems Ltd 1997

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1997


16       SHARE CAPITAL

                                               1997            1997            1996            1996
                                                No              Li.             No             Li.
Authorised:
Ordinary shares of Li.1 each                          -              -         3,889          3,889
Ordinary shares of Li.0.01 each              40,460,000        404,600             -              -
Preference Shares of Li.1 each                   30,000         30,000        30,000         30,000
                                                         -------------               --------------

                                                               434,600                       33,889
                                                         =============               ==============

Allotted, called up and fully paid:
Ordinary shares of Li.1 each                          -              -         3,074          3,074
Ordinary shares of Li.0.01 each              30,740,000        307,400             -              -
Preference Shares of Li.1 each                   30,000         30,000        30,000         30,000
                                                         -------------               --------------

                                                337,400                                      33,074
                                        ===============                              ==============

During the year the company divided each ordinary share of Li.1 into 100 shares of Li.0.01 and issued, by way of a scrip issue funded by capitalisation of Li.304,326 of the Share Premium Account, a total of 30,432,600 new ordinary shares. The effect of these two transactions was to replace each Li.1 ordinary share with 10,000 ordinary shares of Li.0.01.

Holders of the preference shares, which are non-equity shares, are entitled to a cumulative dividend at the rate of 8% per year and to redemption of one half of the shares by end 1998 and the remainder by end 1999 (or earlier, at the company's option) at the following prices:


                                                                 Redemption
                                                                    Price
                                                                  per Share
Date of Redemption                                                   Li.

1 January 1997 to 31 December 1997                                    1.80
1 January 1998 to 30 December 1998                                    2.20
31 December 1998 to 30 December 1999                                  2.80
On or after 31 December 1999                                          3.00

On a winding up or reduction of capital the holders of preference shares will rank ahead of holders of ordinary shares in respect of a final dividend of Li.3 per share.

If any part of a preference dividend is in arrears at the time of a General Meeting of the company, then the holders of the Preference Shares are entitled to one vote per 30 shares, such votes ranking equally with those of the ordinary shareholders (one vote per ordinary share). Due to the unavailability of distributable profits, at the end of the year preference dividends totalling Li.8,400 were in arrears (1996 - Li.6,000).

                                                         SolCom Systems Ltd 1997



NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1997


At 30 June 1997 the company had granted options over a total of 8,160,000 ordinary shares. All options are exercisable up to December 2003, at the following prices:


                                                                     Price per
Date of Exercise                                                    Share (Li.)

1 January 1997 to 31 December 1997                                   0.021875
1 January 1998 to 31 December 2003                                   0.037500

17       SHARE PREMIUM ACCOUNT AND RESERVES


                                                             Share      Profit &
                                                            Premium       Loss
                                                            Account      Account
                                                              Li.          Li.

At 30 June 1996                                             497,866     (42,636)
Loss for the year                                         -            (497,420)
Capitalized in respect of shares issued during the year    (304,326)   -
                                                       ------------ -----------

At June 30, 1997                                            193,540    (540,056)
                                                       ============ ===========

In accordance with S263 of the Companies Act 1985 the balance on the share premium account may not be distributed.

18       RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS


                                                                                             1997             1996
                                                                                               Li.              Li.

Retained Loss for the year                                                                    (497,420)          4,668
Issue of shares                                                                                      -         425,063
Preference Dividend and Premium on Redemption of Preference Shares
     (not paid)                                                                                 10,200          10,200
                                                                                     ----------------- ---------------

Net increase/(decrease) in shareholders' funds                                                (487,220)        439,931

Shareholders' funds at 1 July 1996                                                             513,804          73,873
                                                                                     ----------------- ---------------

Shareholders' funds at 30 June 1997                                                             26,584         513,804
                                                                                     ================= ===============

Attributable to:
Equity shareholders                                                                            (39,116)        458,304
Non-equity shareholders                                                                         65,700          55,500
                                                                                     ----------------- ---------------

                                                                                     ================= ===============
                                                                                                26,584         513,804
                                                                                     ================= ===============

                                      -17

                                                         SolCom Systems Ltd 1997

Year ended 30 June 1997

19       LEASING COMMITMENTS

Operating lease payments amounting to Li.32,250 (1996: Li.12,550) are due within one year. The property lease to which these payments relate expires after between 10 and 20 years.


20       CAPITAL COMMITMENTS

The Company had no capital commitments at 30 June 1997 or at 30 June 1996.


21       CONTINGENT LIABILITIES

The company raised a claim against a customer in the USA amounting to Li.91,518 for non-payment of invoices, Li.598,075 for actual damages and Li.512,048 for punitive damages. This led to a counter claim from the customer for an unspecified amount for alleged non-performance of goods supplied.

The directors believe that the counter-claim is spurious, and has been raised solely as a consequence of the claim initiated by the company. This belief is supported by the fact that, since raising the counter-claim the customer has tabled an offer to settle the original claim, which has been rejected by the company. The directors are confident, therefore that no liability will ultimately crystallise.

With this exception, the company had no contingent liabilities at 30 June 1997 or at 30 June 1996.

22       POST BALANCE SHEET EVENTS

Post balance sheet events are detailed in the Directors' Report on page 3.

23       PENSIONS

Defined Contribution Scheme

The company operates a defined contribution pension scheme for the benefit of certain directors and employees. The assets of the scheme are administered by trustees in a fund independent from those of the company.

                                                         SolCom Systems Ltd 1997



NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1997


24       TRANSACTIONS WITH RELATED PARTIES

During the year the company traded with SolCom Systems Inc, a wholly owned subsidiary. Details of transactions are as follows:



                                                               1997
                                                                Li.

Sales                                                         191,085

Purchases and other charges net of recharges                  31,946

During the year the  company  paid Malloy & Ball Ltd a fee of  Li.24,550  (1996:
Li.15,628). Peter J. MacLaren is a director and shareholder in both Malloy & Ball Ltd and SolCom Systems Ltd.

                                                         SolCom Systems Ltd 1997


            SOLCOM SYSTEMS LTD AND ITS SUBSIDIARY, SOLCOM SYSTEMS INC
                             UNAUDITED CONSOLIDATED
                             PROFIT AND LOSS ACCOUNT
                          12 Months ended 30 June 1997


                                                                                       1997             1996
                                                                                        Li.              Li.

TURNOVER                                                                                   972,141          788,450
Cost of Sales                                                                              191,906          205,758
                                                                                 ----------------------------------

Gross Profit                                                                               780,235          582,692

Distribution Costs                                                                         140,506          180,657

Administrative Expenses                                                                  1,128,569          379,936
                                                                                 ----------------------------------

OPERATING (LOSS)/PROFIT BEFORE PRP                                                        (488,840)          22,099

Profit Related Pay                                                                              --            1,670
Employer's NI on PRP                                                                            --              159
                                                                                 ----------------------------------

OPERATING LOSS/PROFIT                                                                     (488,840)          20,270

Interest Received                                                                            3,452               --
Interest Paid                                                                              (17,974)          (5,402)
                                                                                 ----------------------------------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES                                                                         14,868
     BEFORE TAXATION                                                                      (503,363)
Taxation                                                                                        --               --
                                                                                 ----------------------------------

PROFIT FOR THE FINANCIAL YEAR                                                             (503,363)          14,868


Provision for Preference Dividend and Premium on Redemption
     of non-Equity Shares                                                                   10,200           10,200
                                                                                 ----------------------------------

RETAINED PROFIT FOR YEAR                                                                  (513,563)           4,668
                                                                                 ==================================


There were no recognised gains or losses other than the profit for the financial year



 The information presented on this page has been prepared by the directors for memorandum purposes. It has not been audited and does not form part of the
                         Statutory Financial Statements

                                                         SolCom Systems Ltd 1997


            SOLCOM SYSTEMS LTD AND ITS SUBSIDIARY, SOLCOM SYSTEMS INC

                             UNAUDITED CONSOLIDATED
                          BALANCE SHEET AT 30 JUNE 1997


                                                                                            1997           1996
                                                                                             Li.            Li.

FIXED ASSETS
Intangible Assets                                                                            176,865        133,169
Tangible Assets                                                                              168,933         68,116
                                                                                     ------------------------------

                                                                                             345,798        201,285

CURRENT ASSETS
Stock                                                                                        217,196        103,215
Debtors                                                                                      252,797        112,969
Cash at Bank and in Hand                                                                       7,155        349,783
                                                                                     ------------------------------

                                                                                             477,148        565,967

CREDITORS: amounts falling due
     within one year                                                                         705,558        204,028
                                                                                     ------------------------------


NET CURRENT ASSETS/(LIABILITIES)                                                            (228,410)       361,939
                                                                                     ------------------------------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                        117,388        563,224

CREDITORS: amounts falling due
     after more than one year                                                                106,947         47,867

DEFERRED INCOME                                                                                   --          1,553
                                                                                     ------------------------------

                                                                                              10,441        513,804
                                                                                     ==============================

SHARE CAPITAL AND RESERVES
Called up Share Capital                                                                      337,400         33,074
Share Premium Account                                                                        193,540        497,866
Provision for Preference Dividend and Premium on Redemption                                   35,700         25,500
Profit & Loss Account                                                                       (556,199)       (42,636)
                                                                                     ------------------------------

Shareholders' Funds                                                                           10,441        513,804
                                                                                     ==============================



 The information presented on this page has been prepared by the directors for memorandum purposes. It has not been audited and does not form part of the
                         Statutory Financial Statements

SolCom Systems Ltd.




Directors' Report and Financial Statements
For the year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996












DIRECTORS' REPORT AND FINANCIAL STATEMENTS
Year ended 30 June 1996

CONTENTS                                                                    Page


Directory                                                                   1

Directors' report                                                           2-4

Auditors' report                                                            5

Profit and loss account                                                     6

Balance sheet                                                               7

Notes to the financial statements                                           8-16

                                                         SOLCOM SYSTEMS LTD 1996

DIRECTORS' REPORT AND FINANCIAL STATEMENTS
Year ended 30 June 1996

DIRECTORS

W Hugh Evans
Peter J MacLaren
Michael D Rutterford (Chairman)
Peter A Wilson


SECRETARY

Peter J MacLaren

REGISTERED OFFICE AND PRINCIPAL TRADING ADDRESS

SolCom House
Meikle Road, Kirkton Campus
Livingston
EH54 9DF


USA SUBSIDIARY

SolCom Systems Inc
1801 Robert Fulton Drive
Suite 400
Reston
VA 22091

BANKERS

Clydesdale Bank                          Riggs National Bank of Virginia
27 George Street                         Burke Centre Office
Edinburgh                                6035 Burke Centre Parkway
EH2 2PA                                  Burke, VA 22015, USA


AUDITORS

Grant Thornton
1/4 Atholl Crescent
Edinburgh
EH3 8LQ

                                                         SOLCOM SYSTEMS LTD 1996

DIRECTORS' REPORT

The Directors present their report together with the financial statements for the 12 months ended 30 June 1996.

PRINCIPAL ACTIVITIES

The company is engaged in the development and manufacture of both hardware and software products and the supply of consultancy, training and other services, all aimed at supporting the management of computer networks.

REVIEW OF THE BUSINESS AND FUTURE DEVELOPMENTS

A principal feature of the year has been a major expansion of selling activity in the USA, both through product sales and technology partnerships. This activity is expected to bear substantial fruit during 1996-97. In terms of product development, there has been an on-going programme of enhancements across the company's product range.

RESULTS

The profit for the period after taxation, PRP and provisions for preference dividends and premium on redemption of preference shares amounts to Li.4,668 and is dealt with as shown in the profit and loss account on page 5. In view of the accumulated deficit, the directors cannot propose the payment of a dividend, and the profit has been added to reserves. The profit reported is after making provision of Li.89,414 in respect of a doubtful debtor in the USA. Legal action to recover this sum is proceeding.

DIRECTORS AND THEIR INTERESTS

The directors who served during the year and their interests in the share capital of the company are set out below.


                             30 June 1996                   30 June 1995
                 Ordinary Shares   Options Over   Ordinary Shares  Options Over
                  of Li.1 each    Ordinary Shares  of Li.1 each  Ordinary Shares

W Hugh Evans            561              292             454          240
Peter J MacLaren        307              124             245          102
Michael D Rutterford    460              Nil             378          Nil
Peter A Wilson          561              292             454          240

PRODUCT DEVELOPMENT

During the year the company has capitalised expenditure related to the development of its product range amounting to Li.77,803.

                                                         SOLCOM SYSTEMS LTD 1996

SHARE CAPITAL

In December 1995 the company raised a total of Li.30,063 by issue of 481 Li.1 ordinary shares at Li.62.50 per share to existing shareholders. In June 1996 the company raised a total of Li.400,000 by issue of 369 Li.1 ordinary shares at Li.1.084 per share to shareholders new to the company.

In December 1996 the company resolved to (i) subdivide each of its Li.1 ordinary shares into 100 ordinary shares of Li.0.01; and (ii) capitalise the sum of Li.303,510 from the share premium account into 30,351,000 ordinary shares of Li.0.01 allotted proportionately to the existing ordinary shareholders.

POST BALANCE SHEET EVENTS

In October 1996, SolCom Systems Inc, a wholly owned subsidiary of the company, was formed in the State of Delaware, USA. This subsidiary took over the trade previously carried on by the company in the USA using the trading name, "SolCom Systems Inc".

In November 1996 the company moved from its office at Brucefield Industrial Park in Livingston to a newly constructed 4,300 sq ft facility at Meikle Road, Kirkton Campus, also in Livingston. The lease on the new property is for 15 years.

In December 1996 the company drew down a loan of Li.200,000 and secured an overdraft facility totalling Li.150,000, both from the Clydesdale Bank. In addition the Clydesdale Bank acquired from the Bank of Scotland the outstanding balances of loans totalling Li.34,047, and an overdraft facility of Li.50,000 from the Bank of Scotland has been cancelled. A new floating charge over the business and undertaking of the company has been granted in favour of the Clydesdale Bank and that in favour of the Bank of Scotland has been released. The new loan from the Clydesdale Bank is repayable in equal installments over the period May 1997 to April 1999.

DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

         select suitable accounting policies and then apply them consistently make judgements and estimates that are reasonable and prudent prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                                                         SOLCOM SYSTEMS LTD 1996

AUDITORS

Grant Thornton offer themselves for re-appointment as auditors in accordance with section 385 of the Companies Act of 1985.


BY ORDER OF THE BOARD


P J MacLaren
Secretary
26 June 1997

                                                         SOLCOM SYSTEMS LTD 1996


REPORT OF THE AUDITORS TO THE MEMBERS OF SOLCOM SYSTEMS LIMITED

We have audited the financial statements on pages 5 to 15 which have been prepared under the accounting policies set out on pages 7 and 8.

Respective responsibilities of directors and auditors

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of Opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going Concern

In forming our opinion, we have considered the adequacy of the disclosures made in note 2 of the financial statements concerning the uncertainty as to the continuation and renewal of the company's bank overdraft facility. In view of the significance of this uncertainty we consider that it should be drawn to your attention, but our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 30 June 1996 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS

Edinburgh
27 June 1997

                                                         SOLCOM SYSTEMS LTD 1996


                             PROFIT AND LOSS ACCOUNT
                          12 Months ended 30 June 1996


                                                                    Note                 1996             1997
                                                                                          Li.              Li.

TURNOVER                                                             3                     788,450          524,615
Cost of Sales                                                                              205,758          188,291
                                                                                 ----------------------------------

Gross Profit                                                                               582,692          336,324

Distribution Costs                                                                         180,657           78,263

Administrative Expenses                                                                    379,936          223,569
                                                                                 ----------------------------------

OPERATING PROFIT BEFORE PRP                                                                 22,099           34,492

Profit Related Pay                                                                           1,670            3,200
Employer's NI on PRP                                                                           159              304
                                                                                 ----------------------------------

OPERATING PROFIT                                                                            20,270           30,988

Interest Received                                                                                -           28,499
Interest Paid                                                        6                       5,402                -
                                                                                 ----------------------------------

PROFIT ON ORDINARY ACTIVITIES BEFORE                                 3                      14,868               52
         TAXATION
Taxation                                                             7                           -            2,541
                                                                                 ----------------------------------

PROFIT FOR THE FINANCIAL YEAR                                                               14,868           28,499


Provision for Preference Dividend and Premium on
         Redemption of non-Equity Shares                                                    10,200           10,200
                                                                                 ----------------------------------

RETAINED PROFIT FOR YEAR                                                                     4,668           18,299
                                                                                 ==================================


There were no recognized gains or losses other than the profit for the financial year


   The accompanying notes form an integral part of these Financial Statements

                                                         SOLCOM SYSTEMS LTD 1996


BALANCE SHEET AT 30 JUNE 1996


                                                                           Note                  1996            1995

FIXED ASSETS
Intangible Assets                                                            8                 133,169           98,698
Tangible Assets                                                              8                  68,116           35,213
                                                                                        --------------  ---------------
                                                                                               201,285          133,911

CURRENT ASSETS
Stock                                                                        9                 103,215           49,803
Debtors                                                                     10                 112,969          102,420
Cash at Bank and in Hand                                                                       349,783              621
                                                                                        --------------  ---------------
                                                                                               565,967          152,844

CREDITORS: amounts falling due within one year                              11                 204,028          188,728
                                                                                        --------------  ---------------

NET CURRENT ASSETS/(LIABILITIES)                                                               361,939          (35,884)
                                                                                        --------------  ---------------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                          563,224           98,027

CREDITORS: amounts falling due after more than one year                     12                  47,867           13,655

DEFERRED INCOME                                                             14                   1,553           10,499
                                                                                        --------------  ---------------

                                                                                               513,804           73,873
                                                                                        ==============  ===============
SHARE CAPITALS AND RESERVES
Called up Share Capital                                                     15                  33,074           32,224
Share Premium Account                                                       16                 497,866           73,653
Provision for Preference Dividend and Premium on                                                25,500           15,300
Redemption
Profit & Loss Account                                                       16                 (42,636)         (47,304)
                                                                                        --------------  ---------------

Shareholders' Funds                                                         17                 513,804           73,873
                                                                                        ==============  ===============


The financial statements were approved by the Board of Directors on 26 June 1997



PJ MacLaren
Financial Director

   The accompanying notes form an integral part of these Financial Statements

Year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996


NOTES TO THE FINANCIAL STATEMENTS
Year ended 30 June 1996

1        ACCOUNTING POLICIES

The principal accounting policies adopted are described below. The policies have remained unchanged from the previous year.

Accounting Convention

The financial statements are prepared under the historical cost convention.

Depreciation

Depreciation is calculated to write down the cost of all tangible fixed assets by equal installments over their expected useful lives. The rates generally applicable are:

           Plant and Machinery                                  3 Years
           Motor Vehicles (New)                                 5 Years
           Motor Vehicles (Second Hand)                         3 Years
           Fixtures, Fittings, Tools and Equipment              5 Years

Stocks

Stocks are valued at the lower of cost and net realisable value.

Intangible Assets - Product Development

Expenditure  (including  staff  salaries,  NI, and certain  overheads)  which is incurred directly for the purpose of developing marketable products is capitalised when recoverability can be assessed with reasonable certainty and amortised over the expected product life from the date of the product launch. Grants receivable in respect of such expenditure are similarly deferred and released to profit over the same period. For the present range of products, the product life is estimated to be 3 years.

Product Warranties

Provision is made for all known and expected claims under the terms of product warranties.

Turnover

Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT.

Foreign Currencies

Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. All other exchange differences are dealt with through the profit and loss account.

Year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996


Contributions to Pension Funds
Defined Contribution Scheme

The  pension  costs  charged  against  profits   represent  the  amount  of  the
contributions payable to the scheme in respect of the accounting period.

Leased Assets

Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.

All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight line basis over the lease term.

Government Grants

Government grants in respect of capital expenditure are credited to a deferred income account and are released to the profit and loss account by equal annual instalments over the expected useful life of the relevant assets. Government grants of a revenue nature are credited to the profit and loss account in the same period as the related expenditure.

2        BASIS OF ACCOUNTING

The company meets its day to day working capital requirements through an overdraft facility which is repayable on demand. The nature of the company's business is such that there can be considerable unpredictable variation in the timing of sales and hence cash inflows. On the basis of current trading, the directors consider that the company will continue within the facility currently agreed and within that which they expect to be agreed on the 30th June 1997, the facility review date. However, the margin of facilities over requirements is not large, and inherently there can be no certainty in relation to these matters. On this basis, the directors consider it appropriate to prepare the financial statements on the going concern basis. The financial statements do not reflect any adjustments that would result from a withdrawal of the overdraft facility by the company's bankers.

Year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996


3        TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

The turnover and profit on ordinary activities before taxation are attributable to the continuing activities of development and manufacture of hardware and software products and the supply of consultancy, training and other services aimed at supporting the management of computer networks. The percentage of the company's turnover that, in the opinion of the directors, is attributable to export markets is 48%. The profit on ordinary activities is after:


                                                                                           1996           1995
                                                                                          (pound)         (pound)

Staff Costs:
Wages & Salaries (excl PRP)                                                                  251,112        129,241
Social Security Costs (excl NI related to PRP)                                                24,397         11,675
Pension Costs                                                                                  6,612          6,312
                                                                                    -------------------------------
                                                                                             282,121        147,228
                                                                                    ===============================
Research and Development - Current Year Expenditure (including allocated
     overheads and excluding capitalised expenditure on product development)                  34,495         25,468
Depreciation and Amortisation:
     Intangible fixed assets                                                                  43,332         37,374
     Tangible fixed assets owned                                                              17,226         12,440
     Tangible fixed assets held under finance leases and hire purchase contracts               1,324              -
Hire of Equipment                                                                              2,894          3,712
Auditors' Remuneration                                                                         2,815          1,750
                                                                                    ===============================
Credits in Respect of Government Grants:
Amortisation of Capital Grants                                                                 8,946         11,110
Revenue Grants Receivable                                                                     39,868         22,250
                                                                                    ===============================

4        DIRECTORS' REMUNERATION (INCLUDING PENSION CONTRIBUTIONS
         EXCLUDING PRP)


Management Remuneration                                                                       66,455         62,354
                                                                                    ===============================
The Chairman                                                                                       -              -
The Highest Paid Director                                                                     32,017         29,913
                                                                                    ===============================
The remuneration of the Directors fell within the following ranges:                           Number         Number
(pound)0-(pound)5,000                                                                              2              2
(pound)25,001-(pound)30,000                                                                        -              2
(pound)30,001-(pound)35,000                                                                        2              -



In addition, Malloy & Ball Ltd. a company controlled by Mr. MacLaren, received (pound)15,628 (1995: (pound)13,467) for financial management services.

Year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996


5        STAFF NUMBERS

The average number of persons employed by the company during the year, including directors, was 13 (1995: 7).

6        INTEREST PAID

                                                     1996            1995
                                                     (pound)       (pound)
On bank loans and overdrafts                             4,802       2,541
Finance charges in respect of finance leases               600           -
                                                 ------------- -----------
                                                         5,402       2,541
                                                 ============= ===========

7        TAXATION

No liability to UK corporation tax arises for the year due to the availability of tax losses.

8        FIXED ASSETS


                                Intangible                                    Tangible
                              ---------------    ------------------------------------------------------------------
                                Expenditure                                          Fixtures,
                                on Product          Plant and          Motor       ittings, tools       Total
                                Development         machinery        Vehicles     fand equipment      Tangible
                                 (pound)             (pound)         (pound)         (pound)           (pound)

Cost:
At 30 June 1995                  155,809              46,537            3,500           6,695           56,732
Additions                         77,803              50,676                -           1,114           51,790
Disposals                              -              (3,020)               -               -           (3,020)
                         ---------------    ------------------------------------------------------------------
At 30 June 1996                  233,612              94,193            3,500           7,809          105,502
                         ---------------    ------------------------------------------------------------------
Depreciation and
   amortisation:
At 30 June 1995                   57,111              17,024            2,528           1,967           21,519
Charge for the year               43,332              16,120              972           1,458           18,550
Accumulated in relation                                                     -
   to disposals                        -              (2,683)                               -           (2,683)
                         ---------------    ------------------------------------------------------------------
At 30 June 1996                  100,443              30,461            3,500           3,425           37,386
                         ---------------    ------------------------------------------------------------------
Net book value
At 30 June 1996                  133,169              63,732                -           4,384           68,116
                         ===============    ==================================================================
At 30 June 1995                   98,698              29,513              972           4,728           35,213
                         ===============    ==================================================================

The net book value of plant and machinery include (pound)14,566 (1995 Nil) in respect of assets held under finance leases and hire purchase contracts.

                                                         SOLCOM SYSTEMS LTD 1996

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1996




9        STOCKS

                                                                                         1996              1995
                                                                                         (pound)          (pound)
Components                                                                                 55,808            28,606
Finished Goods                                                                             47,407            21,197
                                                                                -----------------------------------
                                                                                          103,215            49,803
                                                                                ===================================

10       DEBTORS


Trade Debtors                                                                              90,334            90,063
Prepayments & Accrued Income                                                               16,952               156
Other Debtors                                                                               5,683            12,201
                                                                                -----------------------------------
                                                                                          112,969           102,420
                                                                                ===================================

11       CREDITORS - amounts falling due within one year


Bank of Scotland loans (Note 12)                                                            9,500             5,200
British Coal Enterprise Ltd loan (Note 12)                                                  4,444             2,937
Trade creditors                                                                           118,286           106,221
Amounts due under finance leases (Note 12)                                                  5,297                 -
Social security and other taxes                                                            11,123             5,135
Bank Overdraft (Note 12)                                                                        -            27,818
Warranty Provision                                                                         27,210            16,535
Accrued PRP and Associated Employer's NI                                                    1,829             3,504
Accruals                                                                                   26,339            21,378
                                                                                -----------------------------------
                                                                                          204,028           188,728
                                                                                ===================================

12       CREDITORS - amounts falling due after more than one year


                                             Interest Rate      Last Repayment

Loan from Bank of Scotland                      Base + 3.0% pa          Feb-1999            6,300            10,329
Loan from Bank of Scotland                      Base + 2.5% pa          Jan-1998            1,036             3,326
Loan from Bank of Scotland                      Base + 2.5% pa          Nov-2002           23,557                 -
Loan from British Coal Enterprise Ltd.                  10% pa          Jan-2001            8,886                 -
Amounts due under finance leases (Note 11)                                                  8,088                 -
                                                                                -----------------------------------
                                                                                           47,867            13,655
                                                                                ===================================

The above loans are repayable in monthly installments ending on the dates indicated. The current portions are shown under Note 11.

The loans from the Bank of Scotland and the bank overdraft are secured by a bond and floating charge over all the assets of the company. Amounts due under finance leases are secured on the assets concerned.

                                                         SOLCOM SYSTEMS LTD 1996



NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
Year ended 30 June 1996




13       BORROWINGS


                                                                                          1996              1995
                                                                                         (pound)          (pound)

Borrowings are repayable as follows:

Repayable within one year:
Bank and other borrowings                                                                  13,944            35,955
Finance Lease                                                                               5,297                 -

Repayable after one and within two years:
Bank and other borrowings                                                                  12,336             5,200
Finance Lease                                                                               5,297                 -

Repayable after two and within five years:
Bank and other borrowings                                                                  21,086             8,455
Finance Lease                                                                               2,791                 -

Repayable after 5 years:
Bank and other borrowings                                                                   6,357                 -
                                                                                -----------------------------------
                                                                                           67,108            49,610
                                                                                ===================================

14       DEFERRED INCOME


Capitalised Grants:
Gross amount brought forward                                                               31,332            25,508
Grants receivable and capitalised during the year                                               -             5,824
                                                                                -----------------------------------

Gross amount carried forward                                                               31,332            31,332
                                                                                ===================================

Amortisation of Capitalised Grants:

Accumulated amortisation brought forward                                                   20,833             9,723
Amortisation during the year                                                                8,946            11,110
                                                                                -----------------------------------

Accumulated amortisation carried forward                                                   29,779            20,833
                                                                                ===================================

Net Capitalised Grants at 30 June                                                           1,553            10,499
                                                                                ===================================


Year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996


15       SHARE CAPITAL


                                         1996       1996        1995       1995
                                          No      (pound)        No      (pound)
Authorised:
Ordinary shares of(pound)1 each          3,889      3,889       2,814     2,814
Preference Shares of(pound)1 each       30,000     30,000      30,000    30,000
                                                   ------                ------
                                                   33,889                32,814
                                                   ======                ======
Allotted, called up and fully paid:
Ordinary shares of(pound)1 each          3,074      3,074       2,224     2,224
Preference Shares of(pound)1 each       30,000     30,000      30,000    30,000
                                                   ------                ------
                                                   33,074                32,224
                                                   ======                ======

Holders of the preference shares, which are non-equity shares, are entitled to a cumulative dividend at the rate of 8% per year and to redemption of one half of the shares by end 1998 and the remainder by end 1999 (or earlier, at the company's option) at the following prices:


                                                                  Redemption
                                                                    Price
                                                                  per Share
Date of Redemption                                              (pound)
On or prior to 31 December 1995                                      1.25
1 January 1996 to 31 December 1996                                   1.48
1 January 1997 to 31 December 1997                                   1.80
1 January 1998 to 30 December 1998                                   2.20
31 December 1998 to 30 December 1999                                 2.80
On or after 31 December 1999                                         3.00

On a winding up or reduction of capital the holders of preference shares will rank ahead of holders of ordinary shares in respect of a final dividend of (pound)3 per share.

If any part of a preference dividend is in arrears at the time of a General Meeting of the company, then the holders of the Preference Shares are entitled to one vote per 30 shares, such votes ranking equally with those of the ordinary shareholders (one vote per ordinary share). Due to the unavailability of distributable profits, at the end of the year preference dividends totalling (pound)6,000 were in arrears (1995-(pound)3,600).

Allotments during the year
On 30 November 1995 the company made an allotment of 481 ordinary shares of (pound)1 at (pound)62.50 per share by way of an issue to existing members. A further issue of 369 ordinary (pound)1 shares at (pound)1,084 per share was made on 21 June 1996 by an issue to new investors. The difference between the total consideration of (pound)430,063 and the total nominal value of (pound)850 has been credited to the share premium account, less issue costs of (pound)5,000.

Year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996


15       SHARE CAPITAL (CONTINUED)

The company has granted options over a total of 816 ordinary shares. All options are exercisable up to December 2003, at the following prices:


                                                            Price per Share
Date of Exercise                                                   (pound)

On or prior to 31 December 1995                                   156
1 January 1996 to 31 December 1996                                188
1 January 1997 to 31 December 1997                                219
1 January 1998 to 31 December 2003                                375

16       SHARE PREMIUM ACCOUNT AND RESERVES


                                                 Share Premium   Profit & Loss
                                                    Account         Account
                                                       (pound)       (pound)

At 30 June 1995                                     73,653            (47,304)
Profit for the year                                      -              4,668
In respect of shares issued during the year        424,213                  -
                                                -----------------------------
At 30 June 1996                                    497,866            (42,636)
                                                =============================

In accordance with S263 of the Companies Act 1985 the balance on the share premium account may not be distributed.

17       RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS


                                                          1996           1995
                                                        (pound)        (pound)

Retained Profit for the year                                4,668        18,299
Issue of shares                                           425,063             -
Preference Dividend and Premium on Redemption of           10,200        10,200
   Preference Shares (not paid)
                                                    ---------------------------
Net increase in shareholders' funds                       439,931        28,499
Shareholders' funds at 1 July 1995                         73,873        45,374
                                                    ---------------------------
Shareholders' funds at 30 June 1996                       513,804        73,873
                                                    ===========================
Attributable to:
Equity shareholders                                       458,304        28,573
Non-equity shareholders                                    55,500        45,300
                                                    ---------------------------
                                                          513,804        73,873
                                                    ===========================

Year ended 30 June 1996

                                                         SOLCOM SYSTEMS LTD 1996

18       LEASING COMMITMENTS

Operating lease payments amounting to (pound)12,550 (1995; (pound)12,550) are due within one year. The property lease to which these payments relate expires between one and five years.


19       CAPITAL COMMITMENTS

The company had no capital commitments at 30 June 1996 or at 30 June 1995.


20       CONTINGENT LIABILITIES

The company had no contingent liabilities at 30 June 1996 or at 30 June 1995.


21       POST BALANCE SHEET EVENTS

Post balance sheet events are detailed in the Directors' Report on Page 3.


22       PENSIONS

Defined Contribution Scheme

The company operates a defined contribution pension scheme for the benefit of certain directors and employees. The assets of the scheme are administered by trustees in a fund independent from those of the company.

                                   APPENDIX F

                          MICROFRAME, INC. FORM 10-KSB
                       FOR THE PERIOD ENDED MARCH 31, 1998



                                PREVIOUSLY FILED

                                   APPENDIX G

                          MICROFRAME, INC. FORM 10-QSB
                     FOR THE PERIOD ENDED SEPTEMBER 30, 1998



                                PREVIOUSLY FILED

                                   APPENDIX H

                       NEW JERSEY BUSINESS CORPORATION ACT
                         SECTIONS 14A:11-1 AND 14A:11-2



                                PREVIOUSLY FILED

                                   APPENDIX I

                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

                                       of

                                MICROFRAME, INC.

                                  with and into

                               ION NETWORKS, INC.
                        --------------------------------


             AGREEMENT AND PLAN OF MERGER dated as of December 15, 1998 (this "Agreement") by and among MICROFRAME, INC., a New Jersey corporation having an address at 21 Meridian Avenue, Edison, New Jersey 08820 ("MicroFrame") and ION NETWORKS, INC., a Delaware corporation having an address at 21 Meridian Avenue, Edison, New Jersey 08820 ("Ion"), as the constituent parties to the merger contemplated by this Agreement (the "Merger").

                              W I T N E S S E T H :

             WHEREAS, the laws of the States of New Jersey and Delaware permit the merger of MicroFrame with and into Ion; and

             WHEREAS, the Boards of Directors of MicroFrame and Ion deem it desirable and in the best interest of the respective companies to merge MicroFrame with and into Ion, and have approved this Agreement for that purpose.

             NOW, THEREFORE, in consideration of the agreements, representations and warranties contained in this Agreement, and in order to prescribe the terms and conditions of the Merger and the procedures to effectuate the Merger, the parties hereto agree as follows:

1. The Merger; Name of Surviving Company. MicroFrame and Ion shall, pursuant to the provisions of the Delaware General Corporation Law (the "DGCL") and the New Jersey Business Corporation Act (the "NJBCA"), be merged with and into a single corporation, to wit, Ion, which shall be the surviving corporation from and after the Effective Date (as hereinafter defined), and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the DGCL and the NJBCA. The separate existence of MicroFrame, which is sometimes hereinafter referred to as the "terminating corporation", shall cease on the Effective Date in accordance with the provisions of the DGCL and the NJBCA.

2. Certificate of Incorporation of Surviving Corporation. The certificate of incorporation of the surviving corporation shall be the certificate of incorporation of Ion in effect on the Effective Date, which certificate of incorporation shall remain unchanged and unaffected by the Merger until further amended as provided by law.

3. By-Laws. The By-Laws of Ion as in effect on the Effective Date shall continue to be the By-Laws of the surviving corporation following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof and applicable law.

4. Authorized Capital. The authorized capital stock of Ion following the Effective Date shall be 50,000,000 shares of common stock, $.001 par value per share ("Ion Common Stock"), and 200,000 shares of preferred stock, $10.00 par value per share, unless and until the same shall be amended in accordance with the laws of the State of Delaware.

5. Effect of the Merger. On the Effective Date, MicroFrame and Ion shall become a single corporation and Ion shall continue to exist as the surviving corporation and shall thereupon and thereafter, pursuant to the DGCL, have all the rights, privileges, immunities, powers and franchises, and be subject to all the duties, liabilities, obligations and penalties of each of MicroFrame and Ion, and all property, real, personal and mixed, and all debts due on whatever account and all other choses in action, and all and every other interest of, or belonging to or due to each of MicroFrame and Ion shall be vested in Ion without further act or deed, all in the manner and to the full extent provided by the DGCL.

6.                    Conversion  of  Outstanding  Securities.  On the Effective
                      Date:

                      a. All of the shares of Ion Common Stock issued to MicroFrame shall be immediately canceled and shall be null and void and of no further force or effect thereafter.

                      b. Each of the issued and outstanding shares of common stock of MicroFrame ("MicroFrame Common Stock") shall be converted into the right to receive one (1) share of Ion Common Stock (and each such share of MicroFrame Common Stock shall be deemed canceled and the holder thereof shall cease to have any rights with respect thereto), and each certificate representing such shares of MicroFrame Common Stock shall thereafter and until surrendered be deemed to represent for all corporate purposes the right to receive a like number of shares of Ion Common Stock. Each issued share of MicroFrame Common Stock which is held in treasury, if any, on the Effective Date, shall be cancelled and shall cease to exist.

                      c. Each of the outstanding options, warrants and shares reserved for issuance upon the conversion of outstanding securities or indebtedness of MicroFrame shall be converted into an option, warrant or share, as the case may be, to purchase the number of shares of Ion Common Stock which the holder would have been entitled to receive following the exercise or conversion thereof prior to the Effective Date, with no other changes in the terms or conditions of such securities.

7. Directors and Officers. The directors and officers of Ion on the Effective Date shall continue to serve as directors and officers of Ion for the balance of the terms of the directors and officers of Ion and until their successors are elected and qualified as provided in the By-Laws of Ion and in accordance with applicable law.

8. Abandonment. Anything herein or elsewhere to the contrary notwithstanding, and notwithstanding shareholder approval hereof, this Plan may be terminated and abandoned by action of the Board of Directors of any of the corporations party hereto at any time prior to the Effective Date of this Plan for any reason.

9. Effective Date. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of New Jersey (the "Effective Date").

10.                   Miscellaneous.

                      a. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when delivered by hand at the respective addresses hereinbefore designated or (b) upon confirmed delivery by a standard overnight carrier (or at such other address for a party as shall be specified by like notice).

                      b. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict or choice of law thereof.

                      c. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                      d. Entire Agreement. This Agreement and the documents delivered pursuant to this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and collectively supersede all other prior or contemporaneous negotiations, commitments, agreements and understandings (whether written or oral), between the parties with respect to the subject matter hereof.

                      e. Binding Effect. This Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

                      f. Severability. The provisions of this Agreement shall be severable, so that the enforceability, validity or legality of one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                        MICROFRAME, INC.



                                        By:  /s/  Stephen B. Gray
                                             -----------------------------------
                                             Name:  Stephen B. Gray
                                             Title:  President


                                        ION NETWORKS, INC.



                                        By:  /s/  Stephen B. Gray
                                             -----------------------------------
                                             Name:  Stephen B. Gray
                                             Title:   President